                                                                   EXHIBIT 10.17

================================================================================

                                [JP MORGAN LOGO]

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                 April 20, 2005

                                      among

                            TRINITY INDUSTRIES, INC.,
                                  as Borrower,

           THE FINANCIAL INSTITUTIONS NOW OR HEREAFTER PARTIES HERETO,
                                   as Lenders,

                           JPMORGAN CHASE BANK, N.A.,

          Individually and as Issuing Bank and as Administrative Agent,

                         THE ROYAL BANK OF SCOTLAND plc,

                               WACHOVIA BANK, N.A.

                                       and

                             BANK OF AMERICA, N.A.,

                     Individually and as Syndication Agents

                                       and

              DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,
                     Individually and as Documentation Agent

                          J.P. MORGAN SECURITIES INC.,

                      as Sole Lead Arranger and Bookrunner

================================================================================

                                TABLE OF CONTENTS

                                                                                  Page No.
                                                                                  --------
                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01    Defined Terms...................................................     2
SECTION 1.02    Classification of Loans and Borrowings..........................    25
SECTION 1.03    Terms Generally.................................................    26
SECTION 1.04    Accounting Terms; GAAP..........................................    26
SECTION 1.05    Conversion of Foreign Currencies................................    26

                                   ARTICLE II
                                   THE CREDITS

SECTION 2.01    Revolving Commitment............................................    27
SECTION 2.02    Revolving Loans and Revolving Borrowings........................    27
SECTION 2.03    Requests for Revolving Borrowings...............................    28
SECTION 2.04    Competitive Bid Procedure.......................................    28
SECTION 2.05    Swingline Loans.................................................    31
SECTION 2.06    Letters of Credit...............................................    33
SECTION 2.07    Funding of Borrowings...........................................    37
SECTION 2.08    Interest Elections..............................................    38
SECTION 2.09    Revolving Credit Notes..........................................    39
SECTION 2.10    Termination and Reduction of Commitments; Certain Prepayments...    40
SECTION 2.11    Repayment of Loans; Evidence of Debt............................    40
SECTION 2.12    Prepayment of Loans; Application of Prepayments.................    41
SECTION 2.13    Fees............................................................    42
SECTION 2.14    Interest........................................................    43
SECTION 2.15    Alternate Rate of Interest......................................    44
SECTION 2.16    Increased Costs.................................................    45
SECTION 2.17    Break Funding Payments..........................................    47
SECTION 2.18    Taxes...........................................................    47
SECTION 2.19    Payments Generally; Pro Rata Treatment; Sharing of Set-offs.....    48
SECTION 2.20    Illegality......................................................    50
SECTION 2.21    Mitigation Obligations; Replacement of Lenders..................    51
SECTION 2.22    Unavailability of Foreign Currency Loans........................    51
SECTION 2.23    European Economic and Monetary Union Provisions.................    52

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01    Organization; Powers............................................    53
SECTION 3.02    Authorization; Enforceability...................................    53
SECTION 3.03    Governmental Approvals; No Conflicts............................    53
SECTION 3.04    Financial Condition; No Material Adverse Change.................    54
SECTION 3.05    Properties......................................................    54
SECTION 3.06    Litigation......................................................    54
SECTION 3.07    Compliance with Laws and Agreements.............................    55
SECTION 3.08    Investment and Holding Company Status...........................    55

SECTION 3.09    Taxes...........................................................    55
SECTION 3.10    ERISA...........................................................    55
SECTION 3.11    Subsidiaries....................................................    55
SECTION 3.12    Burdensome Obligations..........................................    55
SECTION 3.13    Employee Matters................................................    56
SECTION 3.14    Disclosure......................................................    56
SECTION 3.15    Margin Stock....................................................    56
SECTION 3.16    Primary Business................................................    56
SECTION 3.17    Environmental Matters...........................................    57
SECTION 3.18    Schedules to other Loan Documents...............................    57
SECTION 3.19    Senior Indebtedness.............................................    57

                                   ARTICLE IV
                                   CONDITIONS

SECTION 4.01    Effective Date..................................................    57
SECTION 4.02    Each Credit Event...............................................    60
SECTION 4.03    Effective Date Advances and Adjustments.........................    60

                                    ARTICLE V
                                    SECURITY

SECTION 5.01    Lender Indebtedness Secured.....................................    61
SECTION 5.02    Collateral Released.............................................    61
SECTION 5.03    Collateral Reinstated...........................................    62

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

SECTION 6.01    Financial Statements and Other Information......................    62
SECTION 6.02    Notices of Material Events......................................    64
SECTION 6.03    Existence; Conduct of Business..................................    64
SECTION 6.04    Payment of Obligations..........................................    64
SECTION 6.05    Maintenance of Properties; Insurance............................    65
SECTION 6.06    Books and Records; Inspection Rights............................    65
SECTION 6.07    Compliance with Laws............................................    65
SECTION 6.08    Use of Proceeds.................................................    65
SECTION 6.09    Maintenance of Debt Ratings.....................................    65
SECTION 6.10    Compliance with Security Instruments............................    65
SECTION 6.11    Further Assurances..............................................    65

                                   ARTICLE VII
                               NEGATIVE COVENANTS

SECTION 7.01    Indebtedness....................................................    66
SECTION 7.02    Liens...........................................................    67
SECTION 7.03    Fundamental Changes.............................................    67
SECTION 7.04    Investments, Loans, Advances, Guarantees and Acquisitions.......    68
SECTION 7.05    Hedging Agreements..............................................    69
SECTION 7.06    Restricted Payments.............................................    69
SECTION 7.07    Transactions with Affiliates....................................    69
SECTION 7.08    Restrictive Agreements..........................................    69
SECTION 7.09    Financial Covenants.............................................    70

SECTION 7.10    Fiscal Year.....................................................    70
SECTION 7.11    Modifications to Senior Unsecured Debt Documents; Payment
                Restrictions....................................................    70

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

                                   ARTICLE IX
                                     AGENTS

                                    ARTICLE X
                                  MISCELLANEOUS

SECTION 10.01   Notices.........................................................    75
SECTION 10.02   Waivers; Amendments.............................................    76
SECTION 10.03   Expenses; Indemnity; Damage Waiver..............................    77
SECTION 10.04   Successors and Assigns..........................................    79
SECTION 10.05   Survival........................................................    82
SECTION 10.06   Counterparts; Integration; Effectiveness........................    82
SECTION 10.07   Severability....................................................    82
SECTION 10.08   Right of Setoff.................................................    82
SECTION 10.09   Governing Law; Jurisdiction; Consent to Service of Process......    83
SECTION 10.10   WAIVER OF JURY TRIAL............................................    83
SECTION 10.11   Headings........................................................    84
SECTION 10.12   Confidentiality.................................................    84
SECTION 10.13   Interest Rate Limitation........................................    84
SECTION 10.14   Arranger; Syndication Agents; Documentation Agent...............    86
SECTION 10.15   NO ORAL AGREEMENTS..............................................    86
SECTION 10.16   USA Patriot Act Notice..........................................    86
SECTION 10.17   Lender Indebtedness as Senior Indebtedness......................    86
SECTION 10.18   Judgment Currency...............................................    86

SCHEDULES:

Schedule 1.01 -- Existing Letters of Credit
Schedule 1.02 -- Calculation of MLA Cost
Schedule 2.01 -- Revolving Commitments
Schedule 3.06 -- Disclosed Matters
Schedule 3.11 -- Subsidiaries
Schedule 3.13 -- Employee Matters
Schedule 7.01 -- Existing Indebtedness
Schedule 7.02 -- Existing Liens
Schedule 7.03 -- Permitted Asset Sales
Schedule 7.08 -- Existing Restrictions

EXHIBITS:

Exhibit A -- Form of Assignment and Acceptance
Exhibit B -- Form of Subsidiary Guaranty
Exhibit C -- Form of Borrowing Request
Exhibit D -- Form of Interest Election Request
Exhibit E -- Form of Compliance Certificate
Exhibit F -- Form of Revolving Credit Note
Exhibit G -- Form of Security Agreement
Exhibit H -- Form of Pledge Agreement
Exhibit I -- Form of Certificate of Effectiveness
Exhibit J -- Form of Certificate of Leverage Ratio Adjustment

                              LIST OF DEFINED TERMS

                                                                                 Page No.
                                                                                 --------
$.............................................................................      8
ABR...........................................................................      2
Administrative Agent..........................................................      2
Administrative Questionnaire..................................................      2
Affiliate.....................................................................      2
Agents........................................................................      2
Aggregate Revolving Commitment................................................      2
Aggregate Revolving Credit Exposure...........................................      2
Agreement.....................................................................      2
Alternate Base Rate...........................................................      3
Applicable Rate...............................................................      3
Arranger......................................................................      4
Assessment Rate...............................................................      4
Asset Disposition.............................................................      4
Assignment and Acceptance.....................................................      4
Authorized Officer............................................................      4
Availability Period...........................................................      4
Available Currency............................................................      4
Bailee's Letter...............................................................      4
Base CD Rate..................................................................      4
Board.........................................................................      4
Borrower......................................................................      1
Borrowing.....................................................................      5
Borrowing Request.............................................................      5
Business Day..................................................................      5
Capital Expenditures..........................................................      5
Capital Expenditures (Leasing Company)........................................      5
Capital Expenditures (Non-Leasing Company)....................................      5
Capital Lease Obligations.....................................................      5
Certificate of Effectiveness..................................................      5
Certificate of Leverage Ratio Adjustment......................................      5
Change in Control.............................................................      5
Change in Law.................................................................      6
Class.........................................................................      6
Closing Transactions..........................................................      6
Code..........................................................................      6
Collateral....................................................................      6
Collateral Agent..............................................................      6
Commencement of the third stage of EMU........................................      6
Commitments...................................................................      6
Competitive Bid...............................................................      6
Competitive Bid Rate..........................................................      7
Competitive Bid Request.......................................................      7
Competitive Fixed Rate........................................................      7

Competitive Fixed Rate Loan...................................................      7
Competitive Loan..............................................................      7
Consolidated Net Worth........................................................      7
Consolidated Subsidiaries.....................................................      7
Control.......................................................................      7
Convertible Preferred Stock...................................................      7
Current Information...........................................................    3,7
Czech Koruny..................................................................      7
Debt Offering.................................................................      7
Default.......................................................................      7
Disclosed Matters.............................................................      8
Documentation Agent...........................................................      8
Dollar Amount.................................................................      8
Dollars.......................................................................      8
EBITDA........................................................................      8
EMU...........................................................................      8
EMU legislation...............................................................      8
English Pounds Sterling.......................................................      8
Entitled Person...............................................................     87
Environmental Laws............................................................      8
Environmental Liability.......................................................      9
Equity........................................................................      9
ERISA.........................................................................      9
ERISA Affiliate...............................................................      9
ERISA Event...................................................................      9
ETC Indebtedness..............................................................      9
Euro..........................................................................      9
euro unit.....................................................................     10
Events of Default.............................................................     71
Exchange Notes................................................................     10
Excluded Collateral...........................................................     10
Excluded Taxes................................................................     10
Existing Credit Agreement.....................................................      1
Existing Indebtedness.........................................................     10
Existing LC Exposure..........................................................     10
Existing Lenders............................................................     1,10
Existing Letters of Credit....................................................     10
Fed Funds.....................................................................     11
Federal Funds Effective Rate..................................................     11
Fee Letter....................................................................     11
Financial Officer.............................................................     11
Fiscal Quarter................................................................     11
Fiscal Year...................................................................     11
Fixed Rate....................................................................     11
Foreign Currency..............................................................     12
Foreign Lender................................................................     12

GAAP..........................................................................     12
Governmental Authority........................................................     12
Governmental Rule.............................................................     12
Guarantee.....................................................................     12
guarantor.....................................................................     12
Hazardous Materials...........................................................     13
Hedging Agreement.............................................................     13
Highest Lawful Rate...........................................................     85
ICR Capex Exclusion Amount....................................................     13
Indebtedness..................................................................     13
Indemnified Taxes.............................................................     13
Indemnitee....................................................................     78
Indenture.....................................................................     14
Index Debt....................................................................     14
Information...................................................................     84
Information Memorandum........................................................     14
Intercreditor Agreement.......................................................     14
Interest Coverage Ratio.......................................................     14
Interest Election Request.....................................................     15
Interest Expense..............................................................     15
Interest Payment Date.........................................................     15
Interest Period...............................................................     15
Issuing Bank..................................................................     16
JPMorgan......................................................................     16
LC Disbursement...............................................................     16
LC Exposure...................................................................     16
Lender Affiliate..............................................................     16
Lender Indebtedness...........................................................     16
Lenders.......................................................................     16
Letter of Credit..............................................................     16
Leverage Ratio................................................................     16
Lien..........................................................................     17
Loan..........................................................................     17
Loan Documents................................................................     17
Loans.........................................................................     17
Margin........................................................................     17
Material Adverse Effect.......................................................     17
Material Indebtedness.........................................................     18
Material Subsidiaries.........................................................     18
Material Subsidiary...........................................................     18
Mexican Peso..................................................................     18
Moody's.......................................................................     18
Multiemployer Plan............................................................     18
Net Cash Proceeds.............................................................     18
New York City.................................................................     18
Nonrecourse Subsidiary........................................................     18

Notes.........................................................................     18
Original Currency.............................................................     86
Other Currency................................................................     86
Other Taxes...................................................................     19
Participant...................................................................     81
PBGC..........................................................................     19
Permitted Acquisition.........................................................     19
Permitted Encumbrances........................................................     19
Permitted Investments.........................................................     20
Person........................................................................     20
Plan..........................................................................     20
Pledge Agreement..............................................................     20
Prime Rate....................................................................     21
Property......................................................................     21
Quarterly Date................................................................     21
Reference Page................................................................     12
Register......................................................................     81
Related Parties...............................................................     21
Required Lenders..............................................................     21
Restricted Payment............................................................     21
Revolving Commitment..........................................................     21
Revolving Commitment Termination Date.........................................     22
Revolving Credit Exposure.....................................................     22
Revolving Credit Note.........................................................     22
Revolving Credit Percentage...................................................     22
Revolving Lender..............................................................     22
Revolving Loans...............................................................     22
Rolling Period................................................................     22
S&P...........................................................................     22
Security Agreement............................................................     22
Security Instruments..........................................................     22
Security Threshold Rating Level...............................................     22
Senior Notes..................................................................     23
Senior Unsecured Debt Documents...............................................     23
Senior Unsecured Notes........................................................     23
Spot Rate.....................................................................     23
Statutory Reserve Rate........................................................     23
subsidiary....................................................................     23
Subsidiary....................................................................     23
Subsidiary Guaranties.........................................................     24
Swingline Exposure............................................................     24
Swingline Lender..............................................................     24
Swingline Loan................................................................     24
Swiss Franc...................................................................     24
Syndication Agents............................................................     24
Taxes.........................................................................     24

Telerate Page.................................................................     12
Three-Month Secondary CD Rate.................................................     24
TILC..........................................................................     24
TILC Conduit Indebtedness.....................................................     24
TILC Interest Coverage Ratio..................................................     25
Total Debt....................................................................     25
Transactions..................................................................     25
Treaty on European Union......................................................     25
Trigger Event.................................................................     25
Type..........................................................................     25
UCC...........................................................................     25
Withdrawal Liability..........................................................     25

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

            THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement") is made and entered into as of April 20, 2005, among TRINITY INDUSTRIES, INC., a Delaware corporation ("Borrower"), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), individually as a Lender, as Issuing Bank and as Administrative Agent, THE ROYAL BANK OF SCOTLAND plc, WACHOVIA BANK, N.A. and BANK OF AMERICA, N.A., each individually as a Lender and collectively as Syndication Agents, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, individually as a Lender and as Documentation Agent, and each of the lenders that is a signatory hereto or which hereafter becomes a party hereto as provided in Section 10.04 (individually, a "Lender" and collectively, "Lenders").

                                   WITNESSETH

            WHEREAS, Borrower, JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent, and each of the financial institutions party thereto as lenders (the "Existing Lenders") and agents are parties to that certain Amended and Restated Credit Agreement dated as of March 10, 2004 (as heretofore amended, the "Existing Credit Agreement"); and

            WHEREAS, pursuant to certain assignments and interbank advances, certain Lenders have purchased and assumed certain of the rights and obligations of certain of the Existing Lenders under the Existing Credit Agreement; and

            WHEREAS, concurrently with the closing and consummation of the Closing Transactions (as hereinafter defined), the parties hereto desire to amend, renew, and extend the Existing Credit Agreement, and in connection therewith, and for administrative convenience, to restate the Existing Credit Agreement in its entirety in the form of this Agreement; and

            WHEREAS, subject to and upon the terms and conditions herein contained, the Lenders are willing to enter into this Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the satisfaction of each condition precedent contained in Section 4.01 hereof, the satisfaction of which shall be evidenced by the execution by the Borrower and the Administrative Agent of the Certificate of Effectiveness (as herein defined), the parties hereto agree that the Existing Credit Agreement is hereby amended, renewed, extended and restated in its entirety on (and subject to) the terms and conditions set forth herein. It is the intention of the parties hereto that this Agreement supersedes and replaces the Existing Credit Agreement in its entirety; provided, that, (a) such amendment and restatement shall operate to renew, amend, modify and extend certain of the rights and obligations of the Borrower under the Existing Credit Agreement and as provided herein, but shall not act as a novation thereof, and (b) the Liens (as hereinafter defined) securing the Lender Indebtedness under and as defined in the Existing Credit Agreement and the liabilities and obligations of the Borrower and its Subsidiaries under the Existing Credit Agreement and the Loan Documents (as therein defined and referred to herein as the "Existing Loan Documents") shall not be extinguished but shall be carried forward and shall secure such indebtedness as amended, renewed, extended and restated hereby. The parties hereto ratify and confirm each of the Existing Loan Documents entered into prior to the Effective Date (but excluding the Existing Credit Agreement) and agree that such Existing Loan Documents continue to be legal, valid, binding and enforceable in accordance with their terms (except to the extent amended, restated and superseded in their entirety in connection with the transactions contemplated hereby), however, for all matters arising prior to the Effective Date (including the accrual and payment of interest and fees, and matters relating to indemnification and compliance with financial covenants), the terms of the Existing Credit Agreement (as unmodified by this Agreement) shall control and are hereby ratified and confirmed. The Borrower and each of its Subsidiaries represent and warrant that as of the Effective Date there are no claims or offsets against, or defenses or counterclaims to, their obligations under the Existing Credit Agreement or any of the other Existing Loan Documents. The parties hereto further agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

            "ABR," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

            "Administrative Agent" means JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), in its capacity as administrative agent for the Lenders hereunder.

            "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

            "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

            "Agents" means each of the Administrative Agent, each Syndication Agent, the Documentation Agent and the Collateral Agent.

            "Aggregate Revolving Commitment" means the sum of all of the Lenders' Revolving Commitments.

            "Aggregate Revolving Credit Exposure" means the sum of all of the Lenders' Revolving Credit Exposures.

            "Agreement" means this Second Amended and Restated Credit Agreement, as it may be amended, modified, restated or supplemented and in effect from time to time.

            "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

            "Applicable Rate" means, for any day, with respect to any Fixed Rate Loan or ABR Loan, or with respect to the commitment fees payable hereunder, the applicable rate per annum set forth below under the caption "Fixed Rate Spread," "ABR Spread" or "Commitment Fee Rate" as the case may be, based upon the Leverage Ratio for the Rolling Period ending on the most recent Quarterly Date with respect to which the Administrative Agent shall have received the financial statements and other information (the "Current Information") required to be delivered to the Administrative Agent pursuant to Section 6.01(a) or Section 6.01(b) and the compliance certificate required to be delivered pursuant to
Section 6.01(c) in respect of such financial statements:

                                            Fixed Rate                        Commitment Fee
           Leverage Ratio                     Spread        ABR Spread             Rate
-------------------------------------       ----------      ----------        ---------------
       Less than 1.00 to 1.00                   0.750%        0.000%             0.150%
Greater than or equal to 1.00 to 1.00           0.875%        0.000%             0.175%
     but less than 1.50 to 1.00
Greater than or equal to 1.50 to 1.00           1.000%        0.000%             0.200%
     but less than 2.25 to 1.00
Greater than or equal to 2.25 to 1.00           1.250%        0.250%             0.250%
     but less than 3.00 to 1.00
Greater than or equal to 3.00 to 1.00           1.500%        0.500%             0.300%

            Each change in the Applicable Rate based on a change in the Current Information shall become effective on the date on which Current Information is delivered to the Lenders pursuant to Section 6.01 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each Fiscal Year or the 90th day after the end of each Fiscal Year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any Current Information is not delivered within the time periods specified in Section 6.01, then, until such Current Information is delivered, the Leverage Ratio as of the end of the Rolling Period that would have been covered thereby shall, for the purposes of this definition, be deemed to be greater than or equal to 3.00 to 1.00. Furthermore, and notwithstanding any other provision to the contrary, for the period from the Effective Date until the date on which the Current Information for the Rolling Period ending March 31, 2005 is delivered to the Lenders, the Leverage Ratio as at the end of each Rolling Period during such period shall, for the purposes of this definition, be deemed to be greater than or equal to 1.50 to 1.00 but less than
2.25 to 1.00.

            "Arranger" means J.P. Morgan Securities Inc., in its capacity as Sole Lead Arranger and Bookrunner.

            "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in Dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Administrative Agent to be representative of the cost of such insurance to the Lenders.

            "Asset Disposition" means any sale, securitization, assignment, lease, license, exchange, conversion or other disposition by the Borrower of any of its assets, including pursuant to any casualty or condemnation proceeding affecting such assets, but excluding (i) any of the foregoing expressly permitted by Section 7.03 hereof, and (ii) the sale of inventory in the ordinary course of business.

            "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent.

            "Authorized Officer" means the Chairman, the President, the Chief Financial Officer, any Senior Vice President, any Vice President or the Treasurer of the Borrower or any Material Subsidiary, as applicable, or any other officer of the Borrower or any Material Subsidiary specified to the Administrative Agent in writing by any of the aforementioned officers of the Borrower or any Material Subsidiary.

            "Availability Period" means the period from and including the Effective Date to but excluding the Revolving Commitment Termination Date.

            "Available Currency" means Dollars and any Foreign Currency.

            "Bailee's Letter" means a letter in form and substance acceptable to the Administrative Agent executed by any Person who is in possession of inventory on behalf of the Borrower and/or its Material Subsidiaries (as applicable) pursuant to which such Person acknowledges the Administrative Agent's and/or Collateral Agent's Lien with respect thereto.

            "Base CD Rate" means the sum of (a) the Three Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

            "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

            "Borrower" shall have the meaning set forth in the initial paragraph hereof.

            "Borrowing" means (a) Loans of the same Type, made, converted or continued on the same date and, in the case of Fixed Rate Loans, as to which a single Interest Period is in effect, (b) a Competitive Loan or group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect, or (c) a Swingline Loan.

            "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03, in substantially the form of Exhibit C or any other form approved by the Administrative Agent.

            "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Dallas, Texas are authorized or required by law to remain closed; provided that, when used in connection with a Fixed Rate Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in deposits in the applicable Available Currency in the London or European interbank market.

            "Capital Expenditures" means, as to any Person for any period, all expenditures (whether paid in cash or accrued as a liability, including the portion of Capital Lease Obligations originally incurred during such period that are capitalized on the consolidated balance sheet of the Borrower) by such Person and its Subsidiaries during such period that, in conformity with GAAP, are included in "capital expenditures," "additions to property, plant or equipment" or comparable items on the consolidated financial statements of such Person, but excluding expenditures for the restoration, repair or replacement of any fixed or capital asset that was destroyed or damaged, in whole or in part, in an amount equal to any insurance proceeds received in connection with such destruction or damage.

            "Capital Expenditures (Leasing Company)" means, for any period, Capital Expenditures transferred, assigned or otherwise conveyed to TILC, but excluding Capital Expenditures funded with proceeds of the TILC Conduit Indebtedness.

            "Capital Expenditures (Non-Leasing Company)" means, for any period, all Capital Expenditures other than Capital Expenditures (Leasing Company).

            "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

            "Certificate of Effectiveness" means a Certificate of Effectiveness in the form of Exhibit I attached hereto to be executed by the Borrower and the Administrative Agent upon the satisfaction of each of the conditions precedent contained in Section 4.01 hereof.

            "Certificate of Leverage Ratio Adjustment" means a Certificate of Leverage Ratio Adjustment in the form of Exhibit J attached hereto.

            "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities

Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of shares representing more than thirty percent (30)% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; (c) the acquisition of direct or indirect Control of the Borrower by any Person or group; or (d) a "Change of Control" as defined in the Indenture.

            "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.16(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

            "Class," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Competitive Loans or Swingline Loans.

            "Closing Transactions" means the transactions to occur on the Effective Date pursuant to this Agreement, including, without limitation (i) the refinancing in full, with proceeds of a Borrowing under this Agreement, of all Existing Indebtedness, and (ii) the payment of all fees and expenses of the Administrative Agent in connection with the credit facility provided herein.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Collateral" means the Properties of the Borrower and its Subsidiaries described in and subject to the Liens, privileges, priorities and security interests created and granted (or purported to have been created and granted) by any Security Instrument.

            "Collateral Agent" means JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), as collateral agent under the terms of the Intercreditor Agreement, and its successors and assigns.

            "commencement of the third stage of EMU" means the date of commencement of the third stage of EMU by the United Kingdom or the date on which circumstances arise which (in the opinion of the Administrative Agent) have substantially the same effect and result in substantially the same consequences as commencement by the United Kingdom of the third stage of EMU as contemplated by the Treaty on European Union.

            "Commitments" means the Revolving Commitments and the commitment of the Swingline Lender to make Swingline Loans.

            "Competitive Bid" means an offer by a Lender to make a Competitive Loan in accordance with Section 2.04.

            "Competitive Bid Rate" means, with respect to any Competitive Bid, the Margin or the Competitive Specified Rate, as applicable, offered by the Lender making such Competitive Bid.

            "Competitive Bid Request" means a request by the Borrower for Competitive Bids in accordance with Section 2.04.

            "Competitive Loan" means a Loan made pursuant to Section 2.04.

            "Competitive Specified Rate" means, with respect to any Competitive Loan (other than a Fixed Rate Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

            "Competitive Specified Rate Loan" means a Competitive Loan bearing interest at a Competitive Specified Rate.

            "Consolidated Net Worth" means, at any time and from time to time, the consolidated shareholder's equity of the Borrower and its Subsidiaries, determined in accordance with GAAP.

            "Consolidated Subsidiaries" means, for any Person, any subsidiary or other entity the accounts of which would be consolidated with those of such Person in its consolidated financial statements.

            "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

            "Convertible Preferred Stock" means the Borrower's 4.5% Series B Redeemable Convertible Preferred Stock containing the rights and preferences set forth in the Certificate of Designation of Series B Redeemable Convertible Preferred Stock of Trinity Industries, Inc. filed with the Secretary of State of Delaware.

            "Current Information" has the meaning set forth in the definition of "Applicable Rate" in this Section 1.01.

            "Czech Koruna" means the lawful currency of the Czech Republic.

            "Debt Offering" means the incurrence by the Borrower of Indebtedness whether or not occurring in connection with the issuance or sale of notes, bonds, debentures or other debt securities; provided that the incurrence of any Indebtedness borrowed under this Agreement or expressly permitted by Section
7.01 hereof will not constitute a Debt Offering for purposes of this Agreement.

            "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

            "Disclosed Matters" means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

            "Documentation Agent" means Dresdner Bank AG, New York and Grand Cayman Branches, in its capacity as documentation agent for the Lenders hereunder.

            "Dollar Amount" means, as of any date of determination, (a) in the case of any amount denominated in Dollars, such amount, and (b) in the case of any amount denominated in a Foreign Currency, the amount of Dollars which is equivalent to such amount of Foreign Currency as of such date, determined by using the Spot Rate on the date two (2) Business Days prior to such date or on such other date as may be requested by the Borrower and approved by the Administrative Agent.

            "Dollars" or "$" refers to lawful money of the United States of America.

            "EBITDA" means, as to any Person for any period, without duplication, the amount equal to the following calculated for such Person and its consolidated subsidiaries on a consolidated basis: net income determined in accordance with GAAP, plus to the extent deducted from net income, the sum of
(a) Interest Expense, depreciation, amortization, income and franchise tax expenses, plus (b) one-time cash charges in an aggregate amount not to exceed an amount agreed to by the Lenders based upon existing facts and circumstances; provided that non-recurring, non-cash gains or losses and/or extraordinary gains or losses for any such period, including, but not limited to, gains or losses on the disposition of assets (other than in connection with the sale of assets from the lease fleet in the ordinary course of business) shall not be included in EBITDA. EBITDA will be adjusted on a pro forma basis (determined in accordance with GAAP) to give effect during applicable historical periods to Permitted Acquisitions as if any such Permitted Acquisition had been made at the beginning of the applicable period.

            "Effective Date" means April 20, 2005, provided that the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 10.02), and the Borrower and the Administrative Agent have executed and delivered the Certificate of Effectiveness.

            "EMU" means economic and monetary union as contemplated in the Treaty on European Union.

            "EMU legislation" means legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency (whether known as the Euro or otherwise), being in part the implementation of the third stage of EMU.

            "English Pounds Sterling" means the lawful currency of the United Kingdom.

            "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

            "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "Equity" means shares of capital stock or a partnership, profits, capital or member interest, or options, warrants or any other right to substitute for or otherwise acquire the capital stock or a partnership, profits, capital or member interest, of the Borrower or any of its Subsidiaries.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

            "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

            "ERISA Event" means (a) any "reportable event," as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

            "ETC Indebtedness" means the Indebtedness evidenced by Equipment Trust Certificate Financing (Series 12) in an aggregate amount not to exceed $170,000,000, which Indebtedness is secured by leased rail equipment pledged to a trustee acting on behalf of the holders of such Equipment Trust Certificates.

            "Euro" means the single currency of participating member states of the European Union.

            "euro unit" means the currency unit of the Euro.

            "Event of Default" has the meaning assigned to such term in Article VIII.

            "Exchange Notes" means notes issued under an effective registration statement relating to an offer to exchange the Senior Notes with notes having terms identical to the Senior Notes, except that the Exchange Notes will not be subject to restrictions on transfer or to certain increases in annual interest rate in the event an exchange offer is not contemplated in a timely manner.

            "Excluded Collateral" means (a) all assets, leases and related collateral from time to time sold and/or pledged by the Borrower, TILC or any Subsidiary of the Borrower or TILC in connection with the TILC Conduit Indebtedness, and (b) all accounts receivable (other than accounts receivable arising from the sale of assets by TILC, which accounts receivable shall not be "Excluded Collateral" hereunder) and inventory of TILC.

            "Excluded Taxes" means, with respect to any Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.21(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.18(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.18(a).

            "Existing Credit Agreement" has the meaning set forth in the recitals.

            "Existing Indebtedness" means all Indebtedness of the Borrower and its Subsidiaries on the Effective Date under and in connection with the Existing Credit Agreement.

            "Existing LC Exposure" means, at any time, without duplication, the sum of (a) the aggregate undrawn amount of all outstanding Existing Letters of Credit at such time plus (b) the aggregate amount of all payments made by any issuer of an Existing Letter of Credit pursuant to such Existing Letter of Credit that have not yet been reimbursed by or on behalf of the Borrower or its Subsidiaries at such time.

            "Existing Lenders" has the meaning set forth in the recitals.

            "Existing Letters of Credit" means the letters of credit issued for the account of the Borrower or its Subsidiaries outstanding on the date hereof and described on Schedule 1.01, including any extensions, renewals or replacements of such letters of credit that do not increase the amount of credit or exposure related thereto.

            "Fed Funds" when used in reference to any Loan or Borrowing which is converted in accordance with the terms of this Agreement to a Swingline Dollar Loan or Swingline Dollar Borrowing, refers to whether such converted Loan, or the converted Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Federal Funds Effective Rate.

            "Federal Funds Effective Rate" means (i) for the first day of an ABR Borrowing or Swingline Loan, the rate per annum which is the average of the rates on the offered side of the Federal funds market quoted by three interbank Federal funds brokers, selected by the Administrative Agent, at approximately the time the Borrower requests such ABR Borrowing or Swingline Loan, for Dollar deposits in immediately available funds, for a period and in an amount, comparable to the principal amount of such ABR Borrowing or Swingline Loan, as the case may be, and (ii) for each day of such ABR Borrowing or Swingline Loan thereafter, or for any other amount hereunder which bears interest at the Alternate Base Rate or the Federal Funds Effective Rate, the rate per annum which is the average of the rates on the offered side of the Federal funds market quoted by three interbank Federal funds brokers, selected by the Administrative Agent, at approximately 2:00 p.m. New York City time on such day for Dollar deposits in immediately available funds, for a period and in an amount, comparable to the principal amount of such ABR Borrowing, Swingline Loan or other amount, as the case may be; in the case of both clauses (i) and (ii), as determined by the Administrative Agent and rounded upwards, if necessary, to the nearest 1/100 of 1%.

            "Fee Letter" means that certain Fee Letter, dated as of March 29, 2005, by and among the Borrower, JPMorgan and the Arranger, as such letter may be amended, supplemented, restated or otherwise modified from time to time.

            "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

            "Fiscal Quarter" means the fiscal quarter of the Borrower, ending on the last day of each March, June, September and December of each year.

            "Fiscal Year" means the fiscal year of the Borrower, ending on December 31 of each year.

            "Fixed Rate" means, with respect to any Fixed Rate Borrowing, the Available Currency in which it is denominated and the Interest Period therefor, the rate appearing on the Reference Page (as defined below in this definition) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits denominated in such Available Currency with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "Fixed Rate" with respect to such Fixed Rate Borrowing, such Available Currency and such Interest Period shall be the rate at which deposits in the Dollar Amount of $1,000,000 denominated in such Available Currency and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London or European (as determined by the Administrative Agent) interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

The term "Reference Page" means Telerate Page 3750 (or any successor or substitute page of the Telerate Service providing comparable rate quotations for such currency deposits); provided that in the event the applicable rate does not appear on such Telerate Service, the term "Reference Page" means the applicable page of such other comparable publicly available rate quoting service as may be selected by the Administrative Agent. The term "Telerate Page" means the display designated by the applicable page number set forth above on the rate quotation service provided by the Moneyline Telerate Company. The term "Fixed Rate" when used with respect to a Fixed Rate Borrowing made by the Swingline Lender through a lending office located in the United Kingdom shall be calculated to include the MLA Cost (as determined in accordance with Schedule 1.02). The term "Fixed Rate" when used with respect to a Fixed Rate Borrowing made by a Lender through a lending office located in the United States of America shall be equal to the rate calculated in the first sentence of this definition for such Fixed Rate Borrowing for such Interest Period multiplied by the Statutory Reserve Rate. "Fixed Rate," when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to a Fixed Rate.

            "Foreign Currency" means, at any time, English Pounds Sterling, the Euro, the Czech Koruna, the Swiss Franc and the Mexican Peso.

            "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            "GAAP" means generally accepted accounting principles in the United States of America.

            "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Governmental Rule" means any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, directive, requirement of, or other governmental restriction or any similar binding form of decision of or determination by, or any binding interpretation or administration of any of the foregoing by, any Governmental Authority, whether now or hereafter in effect.

            "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect,
(a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

            "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

            "Highest Lawful Rate" has the meaning set forth in Section 10.13.

            "ICR Capex Exclusion Amount" means, for purposes of calculating the Interest Coverage Ratio during the period commencing on the Effective Date and continuing through and including September 30, 2006, an amount equal to $159,000,000.

            "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances and
(k) liabilities of such Person in respect of any Hedging Agreement, provided that, for purposes of this definition, such liabilities of such Person in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that such Person would be required to pay if such Hedging Agreement were terminated at such time. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

            "Indemnified Taxes" means Taxes other than Excluded Taxes.

            "Indenture" means that certain Indenture, dated as of March 10, 2004, by and among the Borrower, each of the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee, relating to the issuance of $300,000,000 of 6.5% Senior Unsecured Notes due 2014.

            "Index Debt" means, for any day, (a) with respect to S&P, the corporate debt rating of the Borrower established by S&P and in effect for such day, and (b) with respect to Moody's, either (i) the corporate debt rating of the Borrower established by Moody's and in effect for such day, or (ii) if no corporate debt rating of the Borrower has been established by Moody's and in effect for any such day, the senior implied corporate debt rating of the Borrower based upon the subordinated debt rating of the Borrower established by Moody's and in effect for such day (i.e., a rating one level higher than the subordinated debt rating of the Borrower established by Moody's and in effect for such day).

            "Index Debt Ratings" means the ratings established by S&P and Moody's for the Index Debt. For purposes of Article V, (i) if either S&P or Moody's shall not have in effect an Index Debt Rating (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established an Index Debt Rating below the Security Threshold Rating Level, and (ii) if the Index Debt Ratings established or deemed to have been established by S&P and Moody's shall be changed (other than as a result of a change in the rating system of S&P or Moody's), such change shall be effective as of the date on which it is first announced by the applicable rating agency. If the rating system of S&P or Moody's shall change, or if either such rating agency shall cease to be in the business of rating corporate or subordinated debt obligations (as applicable), the Borrower and the Lenders shall negotiate in good faith to amend this definition and/or Article V to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, this definition and/or the provisions of Article V shall be construed and determined by reference to the rating most recently in effect prior to such change or cessation.

            "Information Memorandum" means the Confidential Information Memorandum dated March 2005 relating to the Borrower and the Transactions.

            "Intercreditor Agreement" means that certain Intercreditor Agreement to be executed in accordance with Section 4.01(p) by the Borrower, certain of its Subsidiaries a party thereto, the Collateral Agent, the Administrative Agent and the Letter of Credit Banks (as defined therein), in the form approved by the Required Lenders and as the same may be amended or otherwise modified from time to time.

            "Interest Coverage Ratio" means, on any day, the ratio of (a) EBITDA (excluding any EBITDA for such Rolling Period derived from the assets pledged to (i) the TILC Conduit Indebtedness, or (ii) the ETC Indebtedness) for the Rolling Period ending on the then most recent Quarterly Date less Capital Expenditures (Non-Leasing Company) (excluding the ICR Capex Exclusion Amount; provided, that, the ICR Capex Exclusion Amount shall be (A) calculated in the aggregate on a cumulative basis, and (B) permitted and effective only for the period commencing on the Effective Date and continuing through and including September 30, 2006) for such Rolling Period to (b) cash interest payments made by the Borrower and its Subsidiaries on a consolidated basis during such Rolling Period, excluding any such interest payments (as applicable) made with respect to the TILC Conduit Indebtedness and/or the ETC Indebtedness during such Rolling Period.

            "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08, in substantially the form of Exhibit D or any other form approved by the Administrative Agent.

            "Interest Expense" means, as to any Person for any period, without duplication, total interest expenses, whether paid or accrued as liabilities (including the interest component of Capital Lease Obligations), with respect to all outstanding Indebtedness, including, without limitation, all commissions, discounts, and other fees and charges owed with respect to any financing or letters of credit and net costs under any Hedging Agreement to the extent that such costs are included within interest expense under GAAP.

            "Interest Payment Date" means (a) with respect to any ABR Loan, each Quarterly Date, (b) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, (c) with respect to any Competitive Specified Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Competitive Specified Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing, and (d) with respect to any Swingline Loan that is not subject to a Fixed Rate Borrowing, the day that such Loan is required to be repaid.

            "Interest Period" means (a) with respect to any Fixed Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect, and (b) with respect to any Competitive Specified Rate Borrowing, the period (which shall not be less than seven days or more than 180 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Fixed Rate Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Fixed Rate Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

            "Issuing Bank" means JPMorgan, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in
Section 2.06(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

            "JPMorgan" means JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank), in its individual capacity or as an Issuing Bank, as the case may be, and not as Administrative Agent or Collateral Agent.

            "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

            "LC Exposure" means, at any time, without duplication, the sum of
(a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Revolving Credit Percentage of the total LC Exposure at such time.

            "Lender Affiliate" means (a) with respect to any Lender (i) an Affiliate of such Lender, or (ii) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

            "Lender Indebtedness" means any and all amounts owing or to be owing by the Borrower or any Subsidiary to the Administrative Agent, the Issuing Bank or the Lenders with respect to or in connection with the Loans, any Letter of Credit, the Notes, any Hedging Agreement, this Agreement, or any other Loan Document and, as to Hedging Agreements, any and all amounts owing or to be owing by the Borrower or any Subsidiary thereunder to any Lender or any of its Affiliates.

            "Lenders" has the meaning set forth in the opening paragraph hereof, but shall not include any Person that ceases to be a Lender hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

            "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

            "Leverage Ratio" means (a) for purposes of calculating the Applicable Rate (but subject in all respects to the terms contained in the definition of "Applicable Rate" with respect to the delivery (or non-delivery) of Current Information) for any day, the ratio of (i) Total Debt of the Borrower and its Subsidiaries on a consolidated basis as of the last day of the Rolling Period ending on the most recent Quarterly Date with respect to which the Administrative Agent shall have received the Current Information to (ii) EBITDA for such Rolling Period, excluding EBITDA derived from the assets pledged to (A) the TILC Conduit Indebtedness, and (B) the

ETC Indebtedness, calculated on a pro forma basis, and (b) for purposes of calculating the covenant set forth in Section 7.09(b), for any day, the ratio of
(i) Total Debt of the Borrower and its Subsidiaries on a consolidated basis as of the date of determination to (ii) EBITDA for the Rolling Period ending on the most recent Quarterly Date as of the date of determination, excluding EBITDA derived from the assets pledged to (A) the TILC Conduit Indebtedness, and (B) the ETC Indebtedness, calculated on a pro forma basis. For purposes of calculating the Leverage Ratio for any period, and provided no Revolving Loans are then outstanding, the Borrower shall be permitted to net any unrestricted cash then available as provided and set forth in the Borrower's consolidated balance sheet for such period against Total Debt of the Borrower then outstanding.

            "Lien" means any interest in Property securing an obligation owed to, or claim by, a Person other than the owner of the Property, whether such interest is based on contract, constitutional, common or statutory law, and including, but not limited to, the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, liens and other statutory, constitutional or common law rights of landlords, leases and other title exceptions and encumbrances affecting Property. For purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

            "Loan" means a Revolving Loan, Competitive Loan or Swingline Loan, and "Loans" means the Revolving Loans, Competitive Loans and Swingline Loans or one or more of them as provided herein.

            "Loan Documents" means this Agreement, the Notes, the Subsidiary Guaranties, the Security Instruments, the Intercreditor Agreement, the Letters of Credit, any Borrowing Request, any Interest Election Request, any Assignment and Acceptance, the Fee Letter, and all other agreements (including Hedging Agreements) relating to this Agreement, the Loans, the Lender Indebtedness or the Collateral entered into from time to time between or among the Borrower (or any or all of its Subsidiaries) and the Administrative Agent or any Lender (or, with respect to the Hedging Agreements, any Affiliates of any Lender), and any document delivered by the Borrower or any of its Subsidiaries in connection with the foregoing, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

            "Margin" means, with respect to any Competitive Loan bearing interest at a rate based on the Fixed Rate, the marginal rate of interest, if any, to be added to or subtracted from the Fixed Rate to determine the rate of interest applicable to such Competitive Loan, as specified by the Lender making such Competitive Loan in its related Competitive Bid.

            "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations or condition, financial or otherwise, of the Borrower and its Material Subsidiaries taken as a whole, (b) the ability of the Borrower or any Material Subsidiary to perform any of its obligations under this Agreement or any of the other Loan Documents, (c) the validity or enforceability of this Agreement or any of the other Loan Documents,
(d) the rights of or benefits available to the Lenders under this Agreement or any of the other Loan Documents, or (e) the perfection or priority of any Liens securing the Lender Indebtedness.

            "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit), or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding a Dollar Amount equal to $10,000,000. For purposes of determining Material Indebtedness, the "principal amount" of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.

            "Material Subsidiary" means any Subsidiary of the Borrower which is organized under the laws of the United States of America, any State thereof, or the District of Columbia (a) with assets (including, without limitation, assets of any subsidiary of such Subsidiary) having a book value equal to or greater than ten percent (10%) of the consolidated assets of the Borrower and its Subsidiaries, (b) which accounts (together with any subsidiary of such Subsidiary) for more than ten percent (10%) of the consolidated revenues of the Borrower and its Subsidiaries, or (c) which accounts (together with any subsidiary of such Subsidiary) for more than ten percent (10%) of EBITDA of the Borrower and its Subsidiaries. As of April 20, 2005, "Material Subsidiaries" means the Subsidiaries set forth (and designated as such) on Schedule 3.11.

            "Mexican Peso" means the lawful currency of the Republic of Mexico.

            "Moody's" means Moody's Investors Service, Inc.

            "Multiemployer Plan" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

            "Net Cash Proceeds" means the remainder of (a) the gross proceeds received by the Borrower from any Asset Disposition, Debt Offering or issuance of Equity, less (b) underwriter discounts and commissions, investment banking fees, legal, accounting and other professional fees and expenses, and other usual customary transaction costs, in each case only to the extent paid or payable by the Borrower in cash and related to such Asset Disposition, Debt Offering or issuance of Equity.

            "New York City" means New York, New York.

            "Nonrecourse Subsidiary" means any Subsidiary which holds a single Property as its principal asset and the Indebtedness, liabilities and obligations of which have not been guaranteed or assumed by the Borrower or any Subsidiary.

            "Notes" means the Revolving Credit Notes and any other promissory note of the Borrower payable to the order of a Lender and issued hereunder pursuant to Section 2.04(g) and/or Section 2.05(g).

            "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

            "Permitted Acquisition" means any acquisition by the Borrower or its Material Subsidiaries of the voting securities or other equity interests, or all or substantially all of the assets, of any Person (or any division or product line of such Person), but only so long as (a) no Default shall have occurred and be continuing at the time of (or would result from) such acquisition, and (b) the cash Dollar Amount for such acquisitions does not exceed in the aggregate, during any Fiscal Year of the Borrower, $100,000,000.

            "Permitted Encumbrances" means:

            (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 6.04;

            (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 6.04;

            (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

            (d) pledges and deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

            (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VIII;

            (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary; and

            (g) Liens, if any, securing the Indebtedness described in Sections 7.01(a), (h) and (i);

provided that the term "Permitted Encumbrances" shall not (except as otherwise permitted by clause (g) of this definition) include any Lien securing Indebtedness.

            "Permitted Investments" means:

            (a) obligations issued or directly and fully guaranteed or insured by the government of the United States of America (or by any agency or instrumentality thereof), in each case maturing within one year from the date of acquisition thereof;

            (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

            (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

            (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above;

            (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody's, and
      (iii) have portfolio assets of at least $5,000,000,000;

            (f) money market funds of a Lender and/or its affiliates;

            (g) investments in auction rate securities with a rating of AAA or higher and a maximum maturity of one year, for which the reset date will be used to determine the maturity date; and

            (h) investments (in addition to those contemplated by clauses (a), (b), (c), (d), (e), (f) and (g) of this definition, but expressly excluding any repurchase of the stock or other securities of the Borrower) measured at cost on a cumulative basis from and after the date of this Agreement not exceeding, at any time, $25,000,000.

            "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

            "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

            "Pledge Agreement" means one or more pledge agreements to be executed and delivered pursuant to Section 4.01(e), Article V, Section 6.01(f) and/or the Intercreditor

Agreement by the Borrower and certain of its Subsidiaries, substantially in the form of Exhibit H (with applicable conforming changes), as amended, supplemented, restated or otherwise modified from time to time.

            "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "Property" means any interest in any kind of property or asset, whether real, personal or mixed.

            "Quarterly Date" means the last day of each March, June, September and December in each year.

            "Register" has the meaning set forth in Section 10.04.

            "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

            "Required Lenders" means Lenders having fifty-one percent (51%) or more of the Aggregate Revolving Commitment at such time, until terminated, and thereafter Lenders having fifty-one percent (51%) or more of the Aggregate Revolving Credit Exposure; provided that, for purposes of declaring the Revolving Loans to be due and payable pursuant to Article VIII, and for all purposes after the Revolving Loans become due and payable pursuant to Article VIII or the Revolving Commitments expire or terminate, the outstanding Competitive Loans of the Lenders shall be added to their respective Revolving Credit Exposures and to the Aggregate Revolving Credit Exposure in determining the Required Lenders.

            "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower.

            "Revolving Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.10, (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04, and (c) terminated pursuant to Article VIII. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment. The initial Aggregate Revolving Commitment is $350,000,000.

            "Revolving Commitment Termination Date" means the earliest of: (a) April 20, 2010; (b) the date on which all of the Commitments are terminated in full or reduced to zero pursuant to Section 2.10; and (c) the date on which the Commitments otherwise are terminated in full and reduced to zero pursuant to the terms of Article VIII. Upon the occurrence of any event described in clause (b) or (c), the Commitments shall terminate automatically and without any further action.

            "Revolving Credit Exposure" means, at any time and as to each Lender, the sum of (a) the aggregate principal amount of Revolving Loans (other than any Competitive Loans) made by such Lender outstanding at such time plus
(b) the Dollar Amount of such Lender's LC Exposure and Swingline Exposure at such time.

            "Revolving Credit Note" means a promissory note of the Borrower described in Section 2.09 payable to the order of any Lender and being substantially in the form of Exhibit F, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from Revolving Loans made by such Lender, as any such promissory note may be amended, endorsed, or otherwise modified from time to time, and also means all other promissory notes accepted from time to time in substitution thereof or renewal thereof.

            "Revolving Credit Percentage" means, as to any Lender, the percentage of the Aggregate Revolving Commitment constituted by its Revolving Commitment (or, if the Revolving Commitments have terminated or expired, the percentage which such Lender's Revolving Credit Exposure at such time constitutes of the Aggregate Revolving Credit Exposure at such time).

            "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Credit Exposure.

            "Revolving Loans" means the loans provided for in Section 2.01.

            "Rolling Period" means any period of four consecutive Fiscal
Quarters.

            "S&P" means Standard & Poor's.

            "Security Agreement" means one or more security agreements to be executed and delivered pursuant to Section 4.01(d), Article V and/or the Intercreditor Agreement by the Borrower and certain of its Subsidiaries, substantially in the form of Exhibit G, as amended, supplemented, restated or otherwise modified from time to time.

            "Security Instruments" means all Security Agreements, Pledge Agreements, financing statements and other agreements, documents or instruments now or hereafter executed and delivered by the Borrower, any of its Subsidiaries or any other Person as security for the payment and performance of the Lender Indebtedness, as any of the foregoing may be amended, modified, restated or supplemented from time to time.

            "Security Threshold Rating Level" means an Index Debt Rating as established by either S&P or Moody's of BB /Ba2, respectively.

            "Senior Notes" means the senior unsecured notes issued pursuant to the Indenture in an aggregate amount of up to $300,000,000.

            "Senior Unsecured Debt Documents" means the Indenture, the Senior Unsecured Notes, and all other agreements, documents or instruments executed and delivered by the Borrower or any of its Subsidiaries in connection with, or pursuant to, the issuance of the Senior Unsecured Notes.

            "Senior Unsecured Notes" means the Senior Notes and the Exchange Notes issued pursuant to the Indenture in an aggregate amount of up to $300,000,000.

            "Spot Rate" means, with respect to any day, the rate determined on such date on the basis of the offered exchange rates, as reflected in the foreign currency exchange rate display of the Moneyline Telerate Company at or about 10:00 a.m. (Dallas, Texas time), to purchase Dollars with the other applicable currency; provided that, if at least two such offered rates appear on such display, the rate shall be the arithmetic mean of such offered rates and, if no such offered rates are so displayed, the "Spot Rate" shall be determined by the Administrative Agent on the basis of the arithmetic mean of such offered rates as determined by the Administrative Agent in accordance with its normal practice.

            "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in Dollars of over $100,000 with maturities approximately equal to three months, and (b) with respect to the Fixed Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to Regulation D of the Board. Fixed Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D of the Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

            "Subsidiary" means any subsidiary of the Borrower.

            "Subsidiary Guaranties" means the guaranties of the Lender Indebtedness, executed and delivered pursuant to Section 4.01(c) and/or Section 6.01(f), substantially in the form of Exhibit B, given by each of the Material Subsidiaries, as amended, supplemented, restated or otherwise modified from time to time.

            "Swingline Exposure" means, at any time, the aggregate principal Dollar Amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Revolving Credit Percentage of the total Swingline Exposure at such time.

            "Swingline Lender" means JPMorgan, in its capacity as a lender of Swingline Loans hereunder.

            "Swingline Loan" means a Loan made pursuant to Section 2.05.

            "Swiss Franc" means the lawful currency of Switzerland.

            "Syndication Agents" means, The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A., in their capacities as syndication agents for the Lenders hereunder.

            "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Administrative Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

            "TILC" means Trinity Industries Leasing Company, a Delaware corporation, and a wholly-owned Subsidiary of the Borrower.

            "TILC Conduit Indebtedness" means the Indebtedness created or incurred (including Indebtedness pursuant to the warehouse facility established by Credit Suisse First Boston, New York Branch and certain other financial institutions, and any term out of such facility) by TILC or in favor of a wholly-owned special purpose subsidiary of TILC, such Indebtedness to be (i) used to finance a portion of the lease fleet owned (or to be owned) by TILC or such subsidiary, (ii) secured by such applicable assets and associated underlying third party leases, and (iii) non-recourse to the Borrower or any Material Subsidiary (other than TILC).

            "TILC Interest Coverage Ratio" means, on any day, the ratio of (a) EBITDA derived from the assets pledged to (i) the TILC Conduit Indebtedness, and
(ii) the ETC Indebtedness for the Rolling Period ending on the most recent Quarterly Date to (b) cash interest payments made by the Borrower and its Subsidiaries on a consolidated basis during such Rolling Period with respect to the TILC Conduit Indebtedness and/or the ETC Indebtedness during such Rolling Period.

            "Total Debt" means, for any period, all Indebtedness (other than the TILC Conduit Indebtedness and the ETC Indebtedness) of the Borrower and its Subsidiaries on a consolidated basis, excluding, without duplication, the sum of
(a) LC Exposure for such period plus (b) Existing LC Exposure for such period.

            "Transactions" means the execution, delivery and performance by the Borrower and its Material Subsidiaries of this Agreement and the other Loan Documents, the borrowing of the Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder.

            "Treaty on European Union" means the Treaty of Rome of March 25, 1997, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came to force on November 1, 1993), as amended from time to time.

            "Trigger Event" means either (a) the Index Debt Ratings established by S&P or Moody's are (or either one of them is) increased to a level (as established in accordance with the terms of the definition of "Index Debt Ratings") above the Security Threshold Rating Level, or (b) the Borrower has executed and delivered to the Administrative Agent a Certificate of Leverage Ratio Adjustment pursuant to which Section 7.09(b) shall automatically be modified and amended (with no further action required of the Borrower, the Administrative Agent, any Lender or any Creditor (as defined in the Intercreditor Agreement)) to provide that the Leverage Ratio will be no greater than 2.75 to 1.00 at any time.

            "Type," when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Fixed Rate, the Alternate Base Rate, the Federal Funds Effective Rate or, in the case of a Competitive Loan or Borrowing, the Fixed Rate or a Competitive Specified Rate.

            "UCC" means the Uniform Commercial Code as from time to time in effect in the State of Texas or, where specifically applicable to the Borrower, any Subsidiary or Collateral, any other relevant state.

            "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

      SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan" or "Swingline Loan") or by Type (e.g., a "Fixed Rate Loan") or by the Available Currency in which it is denominated (e.g., "Dollar Loans") or by Class, Type and Available Currency (e.g., a "Fixed Rate Revolving Dollar Loan") or by any combination of the foregoing. Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing" or "Swingline Borrowing") or by Type (e.g., a "Fixed Rate Borrowing") or by the Available Currency in which it is denominated (e.g., "Dollar Borrowing") or by Class, Type and Available Currency (e.g., a "Fixed Rate Revolving Dollar Borrowing") or by any combination of the foregoing.

      SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein," "hereof" and "hereunder," and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

      SECTION 1.04 Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

      SECTION 1.05 Conversion of Foreign Currencies.

            (a) Dollar Equivalents. The Administrative Agent may determine the Dollar Amount of any amount as required hereby, and a determination thereof by the Administrative Agent shall be conclusive absent manifest error. The Administrative Agent may, but shall not be obligated to, rely on any determination of any Dollar Amount by the Borrower. The Administrative Agent may determine or redetermine the Dollar Amount of any amount on any date either in its own discretion or upon the request of any Lender, including the Dollar Amount of any Loan or Letter of Credit made or issued in any Foreign Currency.

            (b) Rounding-Off. The Administrative Agent may set up appropriate rounding-off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollars, or any applicable Foreign Currency, or smaller denomination thereof to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars, whole Foreign Currency or in whole smaller denomination thereof, as may be necessary or appropriate.

                                   ARTICLE II
                                   THE CREDITS

      SECTION 2.01 Revolving Commitment. Subject to the terms and conditions set forth herein, each Revolving Lender agrees to make Dollar advances to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Revolving Lender's Revolving Credit Exposure exceeding such Revolving Lender's Revolving Commitment or (ii) the sum of the Aggregate Revolving Credit Exposure plus the aggregate principal amount of outstanding Competitive Loans exceeding the Aggregate Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Revolving Loans.

      SECTION 2.02 Revolving Loans and Revolving Borrowings.

            (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans of the same Type made by the Revolving Lenders ratably in accordance with their respective Revolving Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in
Section 2.04. The failure of any Revolving Lender to make any Revolving Loan required to be made by it shall not relieve any other Revolving Lender of its obligations hereunder; provided that the Revolving Commitments and Competitive Bids of the Revolving Lenders are several and no Revolving Lender shall be responsible for any other Revolving Lender's failure to make Revolving Loans or Competitive Loans as required.

            (b) Subject to Section 2.15, (i) each Revolving Borrowing shall be comprised entirely of ABR Dollar Loans or Fixed Rate Dollar Loans as the Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Fixed Rate Dollar Loans or Competitive Specified Rate Dollar Loans as the Borrower may request in accordance herewith. Each Revolving Lender at its option may make any Fixed Rate Loan by causing any domestic or foreign branch or Affiliate of such Revolving Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

            (c) At the commencement of each Interest Period for any Fixed Rate Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $2,000,000 and not less than $10,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $2,000,000 and not less than $10,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Revolving Commitment or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.06(e). Subject to Section 2.04(d), each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $2,000,000 and not less than $10,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of fifteen Fixed Rate Borrowings outstanding under both the Revolving Loans and the Swingline Loans.

            (d) The Borrower shall not be entitled to request any Borrowing after the Revolving Commitment Termination Date, or to elect to convert or continue any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Commitment Termination Date.

      SECTION 2.03 Requests for Revolving Borrowings. To request a Revolving Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Fixed Rate Dollar Borrowing, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Dollar Borrowing, not later than 10:00 a.m., Dallas, Texas time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request executed by an Authorized Officer of the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

            (i) the aggregate amount of the requested Borrowing;

            (ii) the date of such Borrowing, which shall be a Business Day;

            (iii) whether such Borrowing is to be an ABR Borrowing or a Fixed Rate Borrowing (no Fed Funds Borrowing is available under the Revolving Loans);

            (iv) in the case of a Fixed Rate Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

            (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Fixed Rate Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Revolving Lender of the details thereof and of the amount of such Revolving Lender's Revolving Loan to be made as part of the requested Borrowing.

      SECTION 2.04 Competitive Bid Procedure.

            (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period the Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that (1) the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed $50,000,000, and (2) the sum of the Aggregate Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the

Aggregate Revolving Commitment. To request Competitive Bids, the Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Fixed Rate Dollar Borrowing, not later than 11:00 a.m., Dallas, Texas time, four Business Days before the date of the proposed Borrowing and, in the case of a Competitive Specified Rate Borrowing, not later than 10:00 a.m., Dallas, Texas time, one Business Day before the date of the proposed Borrowing; provided that the Borrower may submit up to (but not more than) two (2) Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and executed by an Authorized Officer of the Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

            (i) the aggregate amount of the requested Borrowing;

            (ii) the date of such Borrowing, which shall be a Business Day;

            (iii) whether such Borrowing is to be a Fixed Rate Borrowing or a Competitive Specified Rate Borrowing;

            (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period"; and

            (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.07.

Promptly following receipt of a Competitive Bid Request in accordance with this
Section 2.04, the Administrative Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

            (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy, in the case of a Fixed Rate Competitive Borrowing, not later than 9:30 a.m., Dallas, Texas time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Competitive Specified Rate Borrowing, not later than 9:30 a.m., Dallas, Texas time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $10,000,000 and an integral multiple of $2,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the Borrower) of the Competitive Loan or Competitive Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Competitive Bid Rates at which the Lender is prepared to make such Competitive Loan or Competitive Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and
(iii) the Interest Period applicable to each such Competitive Loan and the last day thereof.

            (c) The Administrative Agent shall promptly notify the Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

            (d) Subject only to the provisions of this Section 2.04(d), the Borrower may accept or reject any Competitive Bid. The Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Fixed Rate Competitive Borrowing, not later than 10:30 a.m., Dallas, Texas time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Competitive Specified Rate Borrowing, not later than 10:30 a.m., Dallas, Texas time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) the Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $10,000,000 and an integral multiple of $2,000,000; provided further that if a Competitive Loan must be in an amount less than $10,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $2,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv), the amounts shall be rounded to integral multiples of $2,000,000 in a manner determined by the Borrower. A notice given by the Borrower pursuant to this Section 2.04(d) shall be irrevocable.

            (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

            (f) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section 2.04.

            (g) Any Lender which makes a Competitive Loan hereunder may request that such Competitive Loan be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender and in a form approved by the Administrative Agent.

      SECTION 2.05 Swingline Loans.

            (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make advances in such Foreign Currency as the Borrower may request (each such advance, herein a "Swingline Loan") to the Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate Dollar Amount of outstanding Swingline Loans exceeding $50,000,000;
(ii) the aggregate Dollar Amount of outstanding Euro Loans exceeding $50,000,000; (iii) the aggregate Dollar Amount of outstanding Swiss Franc Loans exceeding $25,000,000; (iv) the aggregate Dollar Amount of outstanding Czech Koruna Loans exceeding $25,000,000; (v) the aggregate Dollar Amount of outstanding Mexican Peso Loans exceeding $25,000,000; (vi) the aggregate Dollar Amount of outstanding English Pounds Sterling Loans exceeding $50,000,000; or
(vii) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Revolving Commitments. The Swingline Lender shall not be required to make Swingline Dollar Loans. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

            (b) To request a Swingline Loan, the Borrower shall notify the Swingline Lender (with a copy to the Administrative Agent) of such request by telephone (confirmed by telecopy) not later than 2:00 p.m., New York City time, three Business Days before such Foreign Currency Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

                        (A) the aggregate amount of such Borrowing;

                        (B) the date of such Borrowing, which shall be a Business Day;

                        (C) the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period;"

                        (D) the Foreign Currency in which such Borrowing is to be denominated; and

                        (E) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of
Section 2.07.

      If no Interest Period is specified with respect to any requested Fixed Rate Swingline Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Each such notice shall be irrevocable. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender or by wire transfer, automated clearing house debit or interbank transfer to such other account, accounts or Persons as may be designated from time to time by the Borrower (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in
Section 2.06(e), by remittance to the applicable Issuing Bank) by 2:00 p.m., Dallas, Texas time, on the requested date of such Swingline Loan.

            (c) Subject to Section 2.15, each Swingline Borrowing shall be comprised entirely of Fixed Rate Loans denominated in either Euros, Swiss Francs, Czech Korunas, Mexican Pesos or English Pounds Sterling as the Borrower may request in accordance herewith. The Swingline Lender at its option may make any Fixed Rate Swingline Loan by causing any domestic or foreign branch or Affiliate of such Swingline Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

            (d) At the time that each Swingline Foreign Currency Borrowing is made, such Borrowing shall be in aggregate amount that is not less than $500,000. Borrowings of more than one Class may be outstanding at the same time; provided that there shall not at any time be more than a total of fifteen Fixed Rate Borrowings outstanding under both the Revolving Loans and the Swingline Loans.

            (e) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Revolving Commitment Termination Date. No Fixed Rate Dollar Borrowing may be made under the Swingline Loan.

            (f) The Swingline Lender may by written notice given to the Administrative Agent not later than 12:00 noon, Dallas, Texas time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate Dollar Amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender's Revolving Credit Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent in Dollars, for the account of the Swingline Lender, the Dollar Amount of such Revolving Lender's Revolving Credit Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this Section 2.05(f) is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this
Section 2.05(f) by wire transfer of Dollars in immediately available funds, in the same manner as provided in Section 2.07 with respect to Loans made by such Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. Upon the funding of a participation under this Section 2.05(f) in any Foreign Currency Loan, the portion of such Loans so funded shall be converted to Dollar Swingline Loans accruing interest as Fed Funds Loans but JPMorgan's Revolving Credit

Percentage of such Loans shall remain as an applicable Foreign Currency Loan. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this Section 2.05(f), and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this Section 2.05(f) and to the Swingline Lender, as their interests may appear; provided, that, any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this Section 2.05(f) shall not relieve the Borrower of any default in the payment thereof.

            (g) The Swingline Lender may request that any Swingline Loan made hereunder be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to the Swingline Lender a promissory note payable to the order of the Swingline Lender and in a form approved by the Administrative Agent and the Swingline Lender.

      SECTION 2.06 Letters of Credit.

            (a) Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

            (b) To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section 2.06), the amount of such Letter of Credit, the Available Currency in which such Letter of Credit is to be issued, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the sum of the Aggregate Revolving Credit Exposure plus the aggregate principal amount of outstanding

Competitive Loans shall not exceed the Aggregate Revolving Commitment and (ii) no Default shall have occurred and be continuing.

            (c) Each Letter of Credit shall expire at or prior to the close of business on the date that is five Business Days prior to the Revolving Commitment Termination Date.

            (d) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Revolving Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender's Revolving Credit Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, in Dollars, such Revolving Lender's Revolving Credit Percentage of the Dollar Amount of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section 2.06, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.06(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Any participation funded under this Section 2.05(d) shall be converted to Dollar ABR Loans.

            (e) If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount in the applicable Available Currency equal to such LC Disbursement not later than 12:00 noon, Dallas, Texas time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Dallas, Texas time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, Dallas, Texas time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Dallas, Texas time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, the Borrower may, subject to the conditions to Borrowing set forth herein, request in accordance with Section 2.03 or Section 2.05 that such payment be financed with an ABR Borrowing (if such LC Disbursement is denominated in Dollars) or Swingline Loan (if such LC Disbursement is denominated in Dollars or any other Available Currency) in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender's Revolving Credit Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent in Dollars, the Dollar Amount of its Revolving Credit Percentage of the unreimbursed LC Disbursement, in the same manner as provided in Section 2.07 with respect to Revolving Loans made by such

Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.06(e), the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this Section 2.06(e) to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this Section 2.06(e) to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Revolving Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

            (f) The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section 2.06 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of
(i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.06(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. Neither the Agents, the Lenders nor the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

            (g) The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

            (h) If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section 2.06, then Section 2.14(e) shall apply. Interest accrued pursuant to this Section 2.06(h) shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section 2.06 to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.

            (i) The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.13(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

            (j) If (i) any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Revolving Loans has been accelerated, Revolving Lenders with LC Exposure representing not less than fifty-one percent (51%) of the total LC Exposure) demanding the deposit of cash collateral pursuant to this Section 2.06(j), and/or otherwise (ii) on the Revolving Commitment Termination Date, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash and in the applicable Available Currency equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or
(i) of Article VIII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement, and the Borrower will, in connection therewith, execute and deliver such security and pledge agreements in form and substance satisfactory to the Administrative Agent which the Administrative Agent may, in its discretion, require. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Revolving Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing not less than fifty-one percent (51%) of the total LC Exposure), be applied to satisfy other obligations of the Borrower under this Agreement, and the Borrower will, in connection therewith, execute and deliver such security and pledge agreements in form and substance satisfactory to the Administrative Agent which the Administrative Agent may, in its discretion, require. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

      SECTION 2.07 Funding of Borrowings.

            (a) Each Revolving Lender shall make each Revolving Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Dallas, Texas time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Revolving Lenders. The Administrative Agent will make such Revolving Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Administrative Agent in Dallas, Texas and designated by the Borrower; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e) shall be remitted by the Administrative Agent to the Issuing Bank.

            (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Revolving Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Revolving Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph
(a) of this Section 2.07 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Revolving Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of (A) the Federal Funds Effective Rate and (B) a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or
(ii) in the case of the

Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Revolving Loan included in such Revolving Borrowing.

      SECTION 2.08 Interest Elections.

            (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request (or an ABR Borrowing if no Type is specified) and, in the case of a Fixed Rate Borrowing, shall have an initial Interest Period and shall be denominated in the applicable Available Currency as specified in such Borrowing Request; provided, that, the Available Currency applicable to all Fixed Rate Revolving Borrowings shall only be Dollars and the Available Currency applicable to all Fixed Rate Swingline Borrowings shall only be a Foreign Currency. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Fixed Rate Borrowing, may elect Interest Periods therefor, all as provided in this Section
2.08. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section 2.08 shall not apply to Competitive Borrowings, which may not be converted or continued.

            (b) To make an election pursuant to this Section 2.08, the Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request executed by an Authorized Officer of the Borrower.

            (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

            (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

            (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

            (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Fixed Rate Borrowing;

            (iv) if the resulting Borrowing is a Fixed Rate Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period;" and

            (v) if the resulting Borrowing is a Fixed Rate Swingline Borrowing, whether such Borrowing will be denominated in Euros, Swiss Francs, Czech Korunas, Mexican Pesos or English Pounds Sterling.

If any such Interest Election Request requests a Fixed Rate Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

            (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

            (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Fixed Rate Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing, if outstanding as a Fixed Rate Dollar Borrowing, shall be converted to an ABR Borrowing and if outstanding as a Fixed Rate Borrowing in a Foreign Currency, shall be continued as a Fixed Rate Borrowing denominated in the same Foreign Currency with an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Fixed Rate Borrowing and (ii) unless repaid, each Fixed Rate Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

            (f) Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing: (i) no outstanding Dollar Borrowing may be converted to or continued as a Fixed Rate Borrowing; (ii) unless repaid, each Fixed Rate Dollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto; and (iii) no outstanding Foreign Currency Borrowing may be continued for an Interest Period longer than one month. A Borrowing may not be converted to or continued as a Fixed Rate Borrowing if after giving effect thereto the Interest Period therefor would commence before and end after a date on which any principal of the Loans is scheduled to be repaid. A Borrowing denominated in one Available Currency may not be converted by the Borrower into a Borrowing of another Available Currency. Foreign Currency Borrowings may only be made under the Swingline Loan.

      SECTION 2.09 Revolving Credit Notes. The Borrower's obligation to pay the principal of, and interest on, the Revolving Loans made by each Revolving Lender shall be further evidenced by the Borrower's issuance, execution and delivery of a Revolving Credit Note payable to the order of each such Revolving Lender in the amount of such Revolving Lender's Revolving Credit Commitment, and shall be dated as of the date of issuance of such Revolving Credit Note. The principal amount of each Revolving Credit Note shall be payable on or before the Revolving Commitment Termination Date.

      SECTION 2.10 Termination and Reduction of Commitments; Certain
Prepayments.

            (a) Unless previously terminated, the Commitment of each Lender shall terminate on the Revolving Commitment Termination Date applicable to such Lender's Commitment.

            (b) In the event the Borrower shall receive Net Cash Proceeds from any Asset Disposition or any Debt Offering, an amount equal to seventy-five percent (75%) of such Net Cash Proceeds shall be applied on such date to the reduction of the Revolving Commitments as set forth in Section 2.12(e).

            (c) The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments and the commitment to make Swingline Loans; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $2,000,000 and not less than $10,000,000,
(ii) the Revolving Commitments may not be reduced below the amount of the commitment to make Swingline Loans unless such commitment is also reduced, and
(iii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.12(b), the sum of the Aggregate Revolving Credit Exposure plus the aggregate principal amount of outstanding Competitive Loans would exceed the Aggregate Revolving Commitment.

            (d) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (c) of this
Section 2.10 at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.10(d) shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Revolving Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

      SECTION 2.11 Repayment of Loans; Evidence of Debt.

            (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Revolving Lender, the then unpaid principal amount of each Revolving Loan and Revolving Borrowing of such Revolving Lender on the Revolving Commitment Termination Date, (ii) to the Administrative Agent for the account of each Lender thereof, the then unpaid principal amount of each Competitive Loan on the last day of the Interest Period applicable to such Competitive Loan, (iii) to the Swingline Lender, the unpaid principal amount of each Foreign Currency Swingline Loan on the Revolving Commitment Termination Date, and (iv) the amounts specified in Sections 2.09 and
2.12 on the dates specified in each such Section. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans made to the Borrower, from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates set forth in Section 2.14.

            (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder and the Available Currency in which such indebtedness is due.

            (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof, the Available Currency in which it is denominated and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

            (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.11 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

      SECTION 2.12 Prepayment of Loans; Application of Prepayments.

            (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part; provided that (i) each prepayment pursuant to this Section 2.12(a) shall be in an amount that is an integral multiple of $2,000,000 and not less than $10,000,000, (ii) each prepayment pursuant to this Section 2.12(a) shall be subject to prior notice in accordance with paragraph (d) of this Section 2.12, (iii) the Borrower shall pay any and all costs and expenses due to the Lenders pursuant to Section 2.17 at the time of such prepayment, and (iv) the Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

            (b) The Borrower shall, from time to time, upon demand of the Administrative Agent, prepay the Revolving Loans in such amounts as shall be necessary so that at all times the sum of the Dollar Amount of the Aggregate Revolving Credit Exposure plus the aggregate principal amount of outstanding Competitive Loans is equal to or less than the Aggregate Revolving Commitment. In addition, if, and in any event that, (i) the Swingline Loans exceed a Dollar Amount of $50,000,000, (ii) the Euro Loans exceed a Dollar Amount of $50,000,000, (iii) the Swiss Franc Loans exceed a Dollar Amount of $25,000,000,
(iv) the Czech Koruna Loans exceed a Dollar Amount of $25,000,000, (v) the Mexican Peso Loans exceed a Dollar Amount of $25,000,000, or (vi) the English Pounds Sterling Loans exceed a Dollar Amount of $50,000,000, the Borrower shall promptly repay to the Administrative Agent (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.06(j)) in each case an amount equal to the applicable excess.

            (c) At any time the Borrower becomes obligated to prepay all or part of the Senior Unsecured Notes, the Borrower shall, prior to any prepayment of the Senior Unsecured Notes, prepay the Loans and reduce the Commitments in full.

            (d) The Borrower shall notify the Administrative Agent (and, in the case of a prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Fixed Rate Borrowing, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the date of prepayment, and (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., Dallas, Texas time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid (which amount shall be in a minimum principal amount of $10,000,000 and in $2,000,000 increments in excess thereof, provided that Swingline Loans may be prepaid in any amount); provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.10(d), then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.10(d). Promptly following receipt of any such notice relating to a Borrowing (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.14.

            (e) Amounts to be applied in connection with Revolving Commitment reductions made pursuant to Section 2.10(b) shall be applied to reduce permanently the Revolving Commitments, any such reduction to be applied proportionately to the Revolving Commitment of each Lender. Any such reduction of the Revolving Commitment shall be accompanied by a prepayment of the Revolving Loans to the extent required by Section 2.12(b). Subject to the terms hereof, each prepayment of Loans and reduction of the Revolving Commitment shall be made ratably among the Lenders in accordance with their Revolving Commitments. The application of any prepayment of the Loans shall be applied first to ABR Loans and then to Fixed Rate Loans next maturing.

      SECTION 2.13 Fees.

            (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the Revolving Commitment Termination Date applicable to such Lender's Revolving Commitment. Accrued commitment fees shall be payable in Dollars and in arrears on each Quarterly Date of each year and on the Revolving Commitment Termination Date, commencing on the first such date to occur after the Effective Date. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, the Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

            (b) The Borrower agrees to pay in Dollars (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Fixed Rate Borrowings on the average daily Dollar Amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank upon issuance of any Letter of Credit by such Issuing Bank a fronting fee equal to an amount calculated at the rate of 0.125% per annum based on the stated Dollar Amount and term of such Letter of Credit, as well as the Issuing Bank's standard fees with respect to the administration, issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees shall be payable in Dollars in arrears on the third Business Day following each Quarterly Date, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this Section 2.13(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (c) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon in writing between the Borrower and the Administrative Agent (including, without limitation, all fees due and payable pursuant to the terms of the Fee Letter).

            (d) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

            (e) Notwithstanding anything to the contrary in this Section 2.13, all commitment fees, facility fees, participation fees and fronting fees with respect to letters of credit and administrative agency fees for periods to but excluding the Effective Date shall accrue and be payable as provided in the Existing Credit Agreement or Fee Letter (as defined in the Existing Credit Agreement), as applicable.

      SECTION 2.14 Interest.

            (a) Subject to Section 10.13, the Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

            (b) Subject to Section 10.13, the Loans comprising each Fixed Rate Borrowing shall bear interest (i) in the case of a Fixed Rate Loan, at the Fixed Rate for the Interest Period and Available Currency in effect for such Borrowing plus the Applicable Rate, or (ii) in the case of a Fixed Rate Competitive Loan, at the Fixed Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

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

            (c) Subject to Section 10.13, each Competitive Specified Rate Loan shall bear interest at the Competitive Specified Rate applicable to such Loan.

            (d) Subject to Section 10.13, the Swingline Dollar Loans (to the extent outstanding as a result of the conversion from a Fixed Rate Loan pursuant to the terms of this Agreement) shall bear interest at the Federal Funds Effective Rate in effect from day to day plus 2%.

            (e) Notwithstanding the foregoing, but subject to Section 10.13, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any ABR or Fed Funds Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.14, (ii) with respect to Fixed Rate Loans, until the end of the Interest Period applicable thereto, the rate otherwise applicable thereto as provided in the preceding paragraphs of this Section 2.14 plus 2%, and after the end of the Interest Period therefor: (A) if such Fixed Rate Loan is a Dollar Loan, the Alternate Base Rate plus 2%, and (B) if such Fixed Rate Loan is denominated in a Foreign Currency, the rate per annum applicable to Fixed Rate Loans and the applicable Foreign Currency with a one month Interest Period as the same may change each day plus 2%, or (iii) in the case of any other amount, 2% plus the Alternate Base Rate.

            (f) Subject to Section 10.13, accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan; provided that
(i) interest accrued pursuant to paragraph (e) of this Section 2.14 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Fixed Rate Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Interest on Loans, the principal amount of which is denominated in an Available Currency, shall be paid in that Available Currency.

            (g) Subject to Section 10.13, all interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and (ii) which respect to any Available Currency as to which a 365 or 366 day year, as the case may be, is customarily used as a basis for such calculation, then interest with respect to Loans denominated in such Available Currency shall be computed on such basis. Interest in all cases shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Federal Funds Effective Rate, or Fixed Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

      SECTION 2.15 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Fixed Rate Borrowing:

            (a) the Administrative Agent determines that adequate and reasonable means do not exist for ascertaining the Fixed Rate for such Interest Period;

            (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Fixed Rate Competitive Loan, the Lender that is required to make such Loan) that the Fixed Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; or

            (c) the Administrative Agent determines that by reason of circumstances affecting the interbank dollar market generally, deposits in Dollars in the relevant interbank dollar market are not being offered for the applicable Interest Period and in an amount equal to the amount of the Fixed Rate Loan requested by the Borrower;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Fixed Rate Borrowing shall be ineffective,
(ii) if any Borrowing Request requests a Fixed Rate Borrowing, such Borrowing shall be made as an ABR Revolving Borrowing or, with respect to a Swingline Borrowing, a Fed Funds Dollar Borrowing and (iii) any request by the Borrower for a Fixed Rate Competitive Borrowing shall be ineffective; provided that (A) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the Borrower for Fixed Rate Competitive Borrowings may be made to Lenders that are not affected thereby and (B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

      SECTION 2.16 Increased Costs.

            (a)   If any Change in Law shall:

            (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Fixed Rate) or the Issuing Bank; or

            (ii) impose on any Lender or the Issuing Bank or the applicable interbank market any other condition affecting this Agreement or Fixed Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Fixed Rate Loan or Competitive Specified Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered. In addition, if the introduction of, changeover to or operation of any Foreign Currency (including the Euro) in the United Kingdom, Switzerland, the Republic of Mexico, or the Czech Republic, as applicable, shall result in an increase in the cost to the Swingline Lender of making or maintaining any Foreign Currency Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or result in a reduction of the amount of any sum received or receivable by the Swingline Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to the Swingline Lender, such additional amount or amounts as will compensate the Swingline Lender for such additional costs incurred or reduction suffered.

            (b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

            (c) A certificate of a Lender or the Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.16 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

            (d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section 2.16 shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section 2.16 for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

            (e) Notwithstanding the foregoing provisions of this Section 2.16, a Lender shall not be entitled to compensation pursuant to this Section 2.16 in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

      SECTION 2.17 Break Funding Payments. In the event of (a) the payment of any principal of any Fixed Rate Loan or Competitive Specified Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Fixed Rate Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.12(d) and is revoked in accordance therewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Fixed Rate Loan or Competitive Specified Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.21, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Fixed Rate Loan, such loss, cost or expense to any Lender shall be deemed to include (i) an amount determined by such Lender to be the excess, if any, of (A) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Fixed Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (B) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable Available Currency of a comparable amount and period from other banks in the applicable market utilized to determine the related Fixed Rate; (ii) any loss incurred in liquidating or closing out any foreign currency contract; and (iii) any loss arising from any change in the value of Dollars in relation to any Loan made in a Foreign Currency which was not paid on the date due. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.17 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

      SECTION 2.18 Taxes.

            (a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then
(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.18) the Administrative Agent, each Lender or the Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) The Borrower shall indemnify the Administrative Agent, each Lender and the Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or the Issuing

Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this
Section 2.18) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall be conclusive absent manifest error.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

            (e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

      SECTION 2.19 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

            (a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.16,
2.17 or 2.18, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, Dallas, Texas time), on the date when due, in immediately available funds in the Available Currency in which the underlying obligations being paid is denominated as determined pursuant hereto, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices in New York City, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.16, 2.17, 2.18 and 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

            (b) Each Borrowing of Revolving Loans shall be made, each payment on account of any commitment fee or participation fee in respect of the Revolving Commitments hereunder shall be allocated by the Administrative Agent, and any reduction of the Revolving Commitments of the Lenders shall be allocated by the Administrative Agent, pro rata according to the relevant Revolving Credit Percentages of the Lenders. Each payment (including each prepayment) on account of principal of and interest on any Revolving Loans shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Revolving Loans then held by the Lenders. Further, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. All proceeds (including proceeds from the realization upon the Collateral) received after acceleration of the maturity of the Loans, shall be applied first, to reimbursement of expenses and indemnities provided for in this Agreement and the other Loan Documents, second, to the other Lender Indebtedness until repaid in full pro rata to each Lender, and third, to any other Person entitled to receive such proceeds in accordance with applicable law.

            (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, unless the Lender from which such payment is recovered is required to pay interest thereon, in which case each Lender returning funds to such Lender shall pay its pro rata share of such interest, and (ii) the provisions of this Section 2.19(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 2.19(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

            (d) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(d) or (e), 2.07(b), 2.19(d) or 10.03(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

      SECTION 2.20 Illegality.

            (a) Notwithstanding any other provision of this Agreement to the contrary, if (i) by reason of the adoption of any applicable Governmental Rule or any change (after the Effective Date) in any applicable Governmental Rule or in the interpretation or administration thereof by any Governmental Authority or compliance by any Lender with any request or directive (whether or not having the force of law) of any central bank or other Governmental Authority or (ii) circumstances affecting the London interbank dollar market or the position of a Lender therein shall at any time make it unlawful or impracticable in the sole discretion of a Lender exercised in good faith for such lender or its applicable lending office to (A) honor its obligation to make Fixed Rate Loans either generally or for a particular Interest Period provided for hereunder, or (B) maintain Fixed Rate Loans either generally or for a particular Interest Period provided for hereunder, then such Lender shall promptly notify the Borrower thereof through the Administrative Agent and such Lender's obligation to make or maintain Fixed Rate Loans having an affected Interest Period hereunder shall be suspended until such time as such Lender may again make and maintain Fixed Rate Loans having an affected Interest Period (in which case the provisions of Section 2.20(b) hereof shall be applicable). Before giving such notice pursuant to this Section 2.20(a), such Lender will designate a different available lending office for the affected Fixed Rate Loans of such Lender or take such other action as the Borrower may request if such designation or action will avoid the need to suspend such Lender's obligation to make Fixed Rate Loans hereunder and will not, in the sole opinion of such Lender exercised in good faith, be disadvantageous to such Lender (provided, that such Lender shall have no obligation to so designate a lending office for Fixed Rate Loans located in the United States of America).

            (b) If the obligation of any Lender to make or maintain any Fixed Rate Loans shall be suspended pursuant to Section 2.20(a) hereof, all Loans having an affected Interest Period which would otherwise be made by such Lender as Fixed Rate Loans shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrower with a copy to the Administrative Agent, each Fixed Rate Loan having an affected Interest Period of such Lender then outstanding shall be automatically converted into an ABR Loan on the last day of the Interest Period for such Fixed Rate Loans unless earlier conversion is required by applicable law) and, to the extent that Fixed Rate Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Fixed Rate Loans shall be applied instead to such ABR Loans.

      SECTION 2.21 Mitigation Obligations; Replacement of Lenders.

            (a) If any Lender requests compensation under Section 2.16, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.16 or 2.18, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

            (b)   If (i) any Lender requests compensation under Section 2.16,
(ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.18,
(iii) any Lender defaults in its obligation to fund Loans hereunder, or (iv) any Lender suspends its obligation to maintain or fund Fixed Rate Loans under
Section 2.20, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, the Issuing Bank and the Swingline Lender, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans) and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
2.16 or payments required to be made pursuant to Section 2.18, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

      SECTION 2.22 Unavailability of Foreign Currency Loans. Notwithstanding any other provision herein, if any Change in Law shall make it unlawful for the Swingline Lender to make or maintain any Foreign Currency Loan or to give effect to its obligations as contemplated hereby with respect to any such Loan or in the event that there shall occur any material adverse change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the opinion of the Swingline Lender make it impracticable for Swingline Loans to be denominated in an applicable Foreign Currency, then, by written notice to the Borrower and to the Administrative Agent, the Swingline Lender may: (i) declare that such Loans will not thereafter be made, whereupon any request for such a Borrowing shall be deemed a request for a Dollar Loan unless such declaration shall be subsequently withdrawn (the Swingline Lender agreeing to withdraw such declaration promptly upon determining that the applicable event or condition no longer exists); and (ii) require that all outstanding Foreign Currency Loans so affected be repaid.

      SECTION 2.23 European Economic and Monetary Union Provisions. The following clauses of this Section 2.23 shall be effective at and from the commencement of the third stage of EMU by the United Kingdom:

            (a) Each obligation under this Agreement which has been denominated in English Pounds Sterling shall be redenominated into the euro unit in accordance with EMU legislation; provided, that if and to the extent that any EMU legislation provides that following the commencement of the third stage of EMU by the United Kingdom an amount denominated either in the Euro or in English Pounds Sterling and payable within the United Kingdom by crediting an account of the creditor can be paid by the debtor either in the euro unit or in English Pounds Sterling, each party to this Agreement shall be entitled to pay or repay any such amount either in the euro unit or in English Pounds Sterling. Any Fixed Rate Borrowing that would otherwise be denominated in English Pounds Sterling shall be made in the euro unit and except as provided in the forgoing sentence, any amount payable by the Administrative Agent to the Lenders under this Agreement shall be paid in the euro unit.

            (b) With respect to the payment of any amount denominated in the euro unit or in English Pounds Sterling, neither the Administrative Agent nor any Lender shall be liable to the Borrower or any Lender in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid if such party shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro unit or, as the case may be, in English Pounds Sterling) to the account with the bank which shall have specified for such purpose. As used herein, "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Administrative Agent may from time to time determine for the purpose of clearing or settling payments of the Euro.

            (c) If the basis of accrual of interest or fees expressed in this Agreement with respect to English Pounds Sterling shall be inconsistent with any convention or practice in the London interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the commencement of the third stage of EMU by the United Kingdom; provided, that if any Fixed Rate English Pounds Sterling Borrowing is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

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

            (d) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of the Borrower to the Lenders and the Lenders to the Borrower under or pursuant to this Agreement:

            (i) each reference in this Agreement to a minimum amount (or an integral multiple thereof) in English Pounds Sterling shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Administrative Agent may from time to time specify; and

            (ii) except as expressly provided in this Section 2.23, each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the Euro in the United Kingdom.

                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

            In order to induce the Administrative Agent, the Syndication Agents, the Documentation Agent, the Issuing Bank and the Lenders to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, the Borrower represents and warrants (which representations and warranties shall be deemed made after giving effect to the Closing Transactions (except in the case of Section 3.04(a)) to the Agents, the Issuing Bank and the Lenders that:

      SECTION 3.01 Organization; Powers. Each of the Borrower and its Consolidated Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

      SECTION 3.02 Authorization; Enforceability. The Transactions and Closing Transactions are within the Borrower's and each Material Subsidiary's (as applicable) corporate, partnership or limited liability company powers (as applicable) and have been duly authorized, as applicable, by all necessary corporate, partnership or limited liability company powers (as applicable) and, if required, stockholder action. This Agreement and the other Loan Documents have been duly executed and delivered by the Borrower and each Material Subsidiary (to the extent a party thereto) and constitute the legal, valid and binding obligations of the Borrower and each Material Subsidiary (as applicable), enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      SECTION 3.03 Governmental Approvals; No Conflicts. The Transactions and Closing Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made

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

and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority,
(c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

      SECTION 3.04 Financial Condition; No Material Adverse Change.

            (a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the calendar year ended December 31, 2004, audited by Ernst & Young, LLP, independent public accountants, and (ii) as of and for the Fiscal Quarter and the portion of the calendar year ended September 30, 2004, certified by one of its Financial Officers. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

            (b) Since December 31, 2004, and except for the Disclosed Matters, there has been no Material Adverse Effect on the Borrower and its Subsidiaries, taken as a whole.

      SECTION 3.05 Properties.

            (a) Each of the Borrower and its Consolidated Subsidiaries has good title to, or valid leasehold interests in, all its Property material to its business (including its Collateral), which is not subject to any Lien except for
(i) Permitted Encumbrances and (ii) minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

            (b) Each of the Borrower and its Consolidated Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business (including its Collateral), and the use thereof by the Borrower and its Consolidated Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 3.06 Litigation.

            (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement, the Transactions or the Closing Transactions.

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

            (b) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

      SECTION 3.07 Compliance with Laws and Agreements. Each of the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Neither (a) a Default nor (b) any other default by the Borrower or any of its Subsidiaries under any agreement that could result in a Material Adverse Effect, has occurred and is continuing.

      SECTION 3.08 Investment and Holding Company Status. Neither the Borrower nor any of its Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

      SECTION 3.09 Taxes. Each of the Borrower and its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 3.10 ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (in each case determined based on the assumptions used for purposes of Statement of Financial Accounting Standards No.
87) as of the date of the most recent financial statements reflecting such amounts, does not exceed the fair market value of the assets of such Plan (as of the date of determination of such benefit obligation amount) by an amount which, if it constituted a direct liability of the Borrower, could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.11 Subsidiaries. Schedule 3.11 hereto accurately (a) reflects
(i) the jurisdiction of incorporation or organization of the Borrower and each of its Subsidiaries, and (ii) each jurisdiction in which the Borrower and each of its Subsidiaries is qualified to transact business as a foreign corporation, foreign partnership or foreign limited liability company, and (b) specifies those Subsidiaries that are Material Subsidiaries. The Borrower has no Subsidiaries other than those listed on Schedule 3.11.

      SECTION 3.12 Burdensome Obligations. Neither the Borrower nor any of its Subsidiaries, nor any of their respective properties, is subject to any law or any pending or threatened Change in Law or subject to any restriction under its articles or certificate of incorporation, bylaws, regulations, partnership agreement or comparable charter or other organizational documents or under any agreement or instrument to which the Borrower or any of its Subsidiaries, or any of their respective properties, may be subject or bound, which is so unusual or burdensome as to be likely in the foreseeable future to result in a Material Adverse Effect.

      SECTION 3.13 Employee Matters. Except as set forth on Schedule 3.13, neither the Borrower nor any of its Subsidiaries, nor any of their respective employees, is subject to any collective bargaining agreement. There are no strikes, slowdowns, work stoppages or controversies pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries, or their respective employees, which could reasonably be expected to have a Material Adverse Effect.

      SECTION 3.14 Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum, nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

      SECTION 3.15 Margin Stock. None of the proceeds of the Loans will be used for the purpose of, and neither the Borrower nor any Subsidiary of the Borrower is engaged in the business of, extending credit for the purpose of (a) purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221) or (b) reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin stock, in either case in violation of Regulation U. Neither the Borrower nor any Subsidiary of the Borrower is engaged principally in the business of extending credit for the purpose of purchasing or carrying any margin stock. Neither the Borrower nor any Subsidiary of the Borrower nor any Person acting on behalf of the Borrower or any Subsidiary of the Borrower has taken or will take any action which would cause any of the Loan Documents, including this Agreement and any Subsidiary Guaranty, to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System, or to violate any similar provision of the Securities Exchange Act of 1934 or any rule or regulation under any such provision thereof. Notwithstanding the foregoing, proceeds of a Loan may be used to purchase margin stock in a Permitted Acquisition if, after applying the proceeds of the applicable Loan, such Loan can be made in compliance with Regulation U of the Board of Governors of the Federal Reserve System.

      SECTION 3.16 Primary Business. The primary business of the Borrower and its Subsidiaries taken as a whole is that of the manufacturing of transportation, construction and industrial products, and the leasing of railroad tank cars, covered hopper cars, box cars and related equipment.

      SECTION 3.17 Environmental Matters.

            (a) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

            (b) Except for the Disclosed Matters, all Hazardous Materials or solid waste generated at any and all Property of the Borrower or any Subsidiary have in the past been transported, treated and disposed of only by carriers maintaining valid permits under any Environmental Law, and only at treatment, storage and disposal facilities maintaining valid permits under any Environmental Law, which carriers and facilities have been and are operating in compliance with such permits.

            (c) The Borrower and each Subsidiary have taken all reasonable steps necessary to determine and have determined that no Hazardous Materials or solid waste has been disposed of or otherwise released and there has been no threatened release of any Hazardous Materials on or to any Property of the Borrower or any Subsidiary except in compliance with Environmental Laws, and except for releases that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 3.18 Schedules to other Loan Documents. All information set forth in all disclosure schedules to the other Loan Documents is true, correct and complete in all material respects.

      SECTION 3.19 Senior Indebtedness. The Lender Indebtedness constitutes "Senior Indebtedness" of the Borrower under and as defined in the Indenture.

                                   ARTICLE IV
                                   CONDITIONS

      SECTION 4.01 Effective Date. This Agreement and the obligations of the Lenders to make Loans and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

            (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

            (b) The Administrative Agent (or its counsel) shall have received from the Borrower a Revolving Credit Note payable to the order of each Lender, each in the amount of such Lender's Revolving Commitment, signed on behalf of the Borrower.

            (c) The Administrative Agent (or its counsel) shall have received from each Material Subsidiary either (i) a Subsidiary Guaranty signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of such Subsidiary Guaranty) that such party has signed such Subsidiary Guaranty.

            (d) The Administrative Agent (or its counsel) shall have received from the Borrower and its Material Subsidiaries a Security Agreement signed on behalf of the Borrower and such Subsidiaries.

            (e) The Administrative Agent (or its counsel) shall have received from each of the Borrower and Trinity Rail Group, LLC, a Pledge Agreement signed on behalf of the Borrower and Trinity Rail Group, LLC, respectively.

            (f) The Administrative Agent shall have received such UCC, tax and judgment lien search reports listing all documentation on file against the Borrower, each Subsidiary and such other Persons as the Administrative Agent may require in each jurisdiction in which Borrower, such Subsidiaries and such other Persons has a principal place of business and/or jurisdiction of organization and in which any Collateral is or has been located.

            (g) The Administrative Agent shall have received such executed documentation and other Property as the Administrative Agent may require or deem necessary to perfect or protect the Administrative Agent's Lien in the Property of the Borrower and its Subsidiaries granted pursuant to the Security Agreement, the Pledge Agreements and the other Security Instruments, including, without limitation, (i) stock certificates and other applicable certificates representing all of the outstanding Equity in each Material Subsidiary, duly endorsed for transfer to the Administrative Agent or such other duly executed assignments of such Equity as are acceptable to the Administrative Agent (or its counsel), (ii) all Collateral the possession of which is necessary to perfect the Lien therein, (iii) financing statements under the UCC, (iv) all other applicable documentation under the laws of any jurisdiction required with respect to the creation, perfection and protection of Liens, and (v) all third party or governmental approvals and consents required for the pledge of the Collateral under the Security Agreement, the Pledge Agreements and the other Security Instruments.

            (h) The Administrative Agent shall have received such duly executed (as applicable) UCC-3 termination statements and such other documentation as shall be necessary to terminate or release all Liens encumbering the Collateral not otherwise permitted by this Agreement.

            (i) The Administrative Agent shall have received evidence that the insurance required by Section 6.05 is in effect.

            (j) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated as of the date hereof) of

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

Haynes & Boone, LLP, counsel for the Borrower and the Subsidiaries a party to any Loan Document, in form and substance satisfactory to the Administrative Agent, and covering such matters relating to the Borrower, such Subsidiaries, this Agreement, the other Loan Documents and/or the Transactions as the Required Lenders shall reasonably request.

            (k) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and its Subsidiaries, the authorization of the Closing Transactions, the Transactions and any other legal matters relating to the Borrower, its Subsidiaries, this Agreement, the other Loan Documents, the Closing Transactions and/or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

            (l) The Administrative Agent shall have received a certificate, dated as of the date hereof and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

            (m) The Administrative Agent, the Arranger and the Lenders shall have received all fees and other amounts due and payable pursuant to the Fee Letter, this Agreement or any other Loan Document on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

            (n) All Existing Indebtedness of the Borrower shall have been refinanced in full with the proceeds of the Borrowing hereunder.

            (o) The Administrative Agent shall have received such Bailee's Letters duly executed and delivered by any Person who is in possession of inventory on behalf of the Borrower and its Material Subsidiaries as the Administrative Agent shall deem necessary or appropriate in connection with the granting of the Liens required by Section 5.01 with respect to inventory of the Borrower and its Material Subsidiaries.

            (p) The Administrative Agent (or its counsel) shall have received the Intercreditor Agreement executed by the Borrower, certain of its Subsidiaries party thereto and all other parties thereto.

            (q) The representations and warranties of each Person set forth in the Loan Documents shall be true and correct on and as of the date hereof.

            (r) The Administrative Agent and its counsel shall have received all information, approvals, documents or instruments as the Administrative Agent or its counsel may reasonably request.

All documents executed or submitted pursuant to this Section 4.01 by and on behalf of the Borrower or any of its Subsidiaries shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) at or prior to 2:00 p.m.,

Dallas, Texas time, on April 20, 2005 (and, in the event such conditions are not so satisfied or waived, the Revolving Commitments shall terminate at such time). Upon satisfaction of each of the conditions set forth in this Section 4.01, the Borrower and the Administrative Agent shall execute the Certificate of Effectiveness. Upon the execution and delivery of the Certificate of Effectiveness, the Existing Credit Agreement shall automatically and completely be amended and restated on the terms set forth herein without necessity of any other action on the part of any Lender, any Agent or the Borrower. Until execution and delivery of the Certificate of Effectiveness, the Existing Credit Agreement shall remain in full force and effect in accordance with its terms. Each Lender hereby authorizes the Administrative Agent to execute the Certificate of Effectiveness on its behalf and acknowledges and agrees that the execution of the Certificate of Effectiveness by the Administrative Agent shall be binding on each such Lender.

      SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the further satisfaction of the following conditions:

            (a) The representations and warranties of each Person set forth in the Loan Documents shall be true and correct on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

            (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

            (c) The funding of such Borrowing or the issuance, amendment, renewal or extension of any Letter of Credit and all other Borrowings to be made and/or Letter(s) of Credit to be issued, amended, renewed or extended (as applicable) on the same day under this Agreement, shall not cause the Revolving Credit Exposure of the Lenders to be greater than the Aggregate Revolving Commitment. In addition, at the time of and immediately after such Borrowing,
(i) the Dollar Amount of all Swingline Loans shall not exceed $50,000,000, (ii) the Dollar Amount of all Euro Loans shall not exceed $50,000,000, (iii) the Dollar Amount of all Swiss Franc Loans shall not exceed $25,000,000, (iv) the Dollar Amount of all Czech Koruna Loans shall not exceed $25,000,000, (v) the Dollar Amount of all Mexican Peso Loans shall not exceed $25,000,000 and (vi) the Dollar Amount of all English Pounds Sterling Loans shall not exceed $50,000,000.

            (d) The Administrative Agent shall have received a Borrowing Request for any Borrowing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b) and (c) of this Section 4.02.

      SECTION 4.03 Effective Date Advances and Adjustments. On the Effective Date, the aggregate amount of the revolving commitments under the Existing Credit Agreement is changed hereunder but not all Lenders are participating in the Revolving Commitments based on their pro rata percentages established under the Existing Credit Agreement. As a result, the revolving loans outstanding under the Existing Credit Agreement which are continued hereunder will not be held pro rata by the Lenders in accordance with their Revolving Credit Percentages determined hereunder. To remedy the foregoing, on the Effective Date and upon fulfillment of the conditions in
Section 4.01, the Lenders shall make advances among themselves (which may be through the Administrative Agent) so that after giving effect thereto the Revolving Loans will be held by the Lenders, pro rata in accordance with their respective Revolving Credit Percentages hereunder. The advances made on the Effective Date under this Section 4.03 by each Lender whose Revolving Credit Percentage is new or has increased under this Agreement (as compared to its revolving credit percentage under the Existing Credit Agreement) shall be deemed to be a purchase of a corresponding amount of the Revolving Loans of the Lender or Lenders whose Revolving Credit Percentage has decreased (as compared to its revolving credit percentage under the Existing Credit Agreement). The advances made under this Section 4.03 shall be ABR Borrowings made under each Lender's Revolving Commitment unless another Type of Borrowing is selected by the Borrower to be applicable thereto.

                                   ARTICLE V
                                    SECURITY

      SECTION 5.01 Lender Indebtedness Secured. As of the Effective Date, and, subject to Section 5.02, at all times thereafter, the Lender Indebtedness and the other obligations described in the Intercreditor Agreement shall be secured by perfected, first priority Liens on and encumbering (a) all accounts receivable and inventory (other than the Excluded Collateral) of the Borrower and its Material Subsidiaries party to the Security Agreements, whether now owned or hereafter acquired and wherever located, and (b) all of the issued and outstanding Equity owned by the Borrower and its Subsidiaries of each existing and future Material Subsidiary. In furtherance of the foregoing, the Borrower hereby agrees to execute and deliver (and to cause any other appropriate Person to execute and deliver) to the Administrative Agent and/or the Collateral Agent for the benefit of the Lenders and the Creditors (as defined in the Intercreditor Agreement), promptly upon request by the Administrative Agent and/or the Collateral Agent, such Security Instruments and other documents, instruments, agreements and certificates, as the Administrative Agent and/or the Collateral Agent shall deem necessary or appropriate in its or their sole discretion to create, evidence and perfect the Liens contemplated by this
Section 5.01. The Borrower hereby consents and authorizes the Administrative Agent and the Collateral Agent, and their agents, successors and assigns, to file any and all necessary financing statements under the UCC, amendments, "in lieu" filings or assignments or continuation statements as necessary from time to time (in the Administrative Agent's and Collateral Agent's discretion) to perfect or continue perfection of the Liens granted pursuant to the Loan Documents.

      SECTION 5.02 Collateral Released. If a Trigger Event occurs, the Borrower may request the Collateral Agent in writing, with copies thereof delivered simultaneously to the Administrative Agent, to release the Liens on and encumbering the Collateral. Promptly after the Administrative Agent receives such written request from the Borrower, together with evidence of the applicable Index Debt Ratings or an executed copy of a Certificate of Leverage Ratio Adjustment, as applicable, and provided no Default or Event of Default then exists, the Administrative Agent shall, without the consent or approval of any other Lender or Creditor (as defined in the Intercreditor Agreement), at the Borrower's expense, cause the Collateral Agent to release such Collateral.

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

      SECTION 5.03 Collateral Reinstated. If at any time following the release of Collateral as provided in Section 5.02, (a) the Index Debt Ratings are equal to or below the Security Threshold Rating Level, and (b) this Agreement is amended to provide that the Leverage Ratio may be greater than 2.75 to 1.00, the Borrower will, and will cause each of its Subsidiaries (as applicable) to, at the Borrower's expense, execute and deliver to the Administrative Agent and/or the Collateral Agent, for the benefit of the Lenders and/or Creditors (as defined in the Intercreditor Agreement), on or prior to the date which is thirty
(30) Business Days following the later to occur of (i) such Index Debt Ratings being established (in accordance with the definition thereof) at a level equal to or below the Security Threshold Rating Level, and (ii) the amendment to the Leverage Ratio, such Security Instruments and other documents, instruments, agreements and certificates as the Administrative Agent and/or the Collateral Agent shall deem necessary or appropriate in its or their sole discretion to create, evidence and perfect (on a first priority basis) the Liens contemplated by Section 5.01.

                                   ARTICLE VI
                              AFFIRMATIVE COVENANTS

            Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Administrative Agent, the Syndication Agents, the Documentation Agent, the Issuing Bank and each Lender that:

      SECTION 6.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

            (a) within 90 days after the end of each fiscal year of the Borrower, its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young, LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

            (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

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            (c)   concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer of the Borrower, substantially in the form of Exhibit E, (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.09(a), (b), (c) and (d) and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

            (d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

            (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be;

            (f)   promptly upon (i) the creation of any Material Subsidiary,
(ii) any Person otherwise becoming a Material Subsidiary, or (iii) determination that any Subsidiary has become a Material Subsidiary, (A) a Subsidiary Guaranty duly executed by such Material Subsidiary, (B) a Pledge Agreement duly executed by the Borrower (or any applicable Subsidiary) granting the Administrative Agent and/or Collateral Agent a perfected first priority Lien on and evidencing all of the issued and outstanding Equity owned by the Borrower (or any applicable Subsidiary) of such Material Subsidiary, together with such certificates, financing statements and other Property as necessary to perfect the Administrative Agent's and/or Collateral Agent's Lien in such Equity, (C) a Security Agreement duly executed by such Material Subsidiary granting the Administrative Agent and/or Collateral Agent a perfected first priority Lien on all Collateral of such material Subsidiary described in, and required by,
Section 5.01(a), together with such certificates, financing statements and other Property as necessary to perfect the Administrative Agent's and/or Collateral Agent's Lien in such Collateral, and (D) such resolutions, member or partner consents, certificates, legal opinions and such other related documents as the Administrative Agent may reasonably request, all in form and substance satisfactory to the Administrative Agent;

            (g) promptly after such delivery or receipt, copies of any financial or other report or notice delivered to, or received from, any holders of Senior Unsecured Notes, which report or notice has not been delivered to the Lenders hereunder; and

            (h) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.

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      SECTION 6.02 Notices of Material Events. The Borrower will furnish to the
Administrative Agent and each Lender prompt written notice of the following:

            (a)   the occurrence of any Default;

            (b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

            (c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

            (d) an announcement by Moody's or S&P of a change in the ratings established or deemed to have been established for the Index Debt or any other rating of the Borrower or any of its Subsidiaries;

            (e) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened or other environmental claims against the Borrower or any of its Subsidiaries or any of their respective properties pursuant to any applicable Environmental Laws which could reasonably be expected to have a Material Adverse Effect;

            (f) the occurrence of any event or circumstance concerning or changing any of the Collateral that could reasonably be expected to have a Material Adverse Effect; or

            (g) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 6.02 shall be accompanied by a statement of a Financial Officer or other Authorized Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

      SECTION 6.03 Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 7.03.

      SECTION 6.04 Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (b) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

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

      SECTION 6.05 Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by the Borrower and its Subsidiaries.

      SECTION 6.06 Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Administrative Agent, the Collateral Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

      SECTION 6.07 Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

      SECTION 6.08 Use of Proceeds. The proceeds of the Loans will be used only
(a) to refinance Existing Indebtedness of the Borrower, (b) for working capital and general corporate purposes of the Borrower and its Subsidiaries in the ordinary course of business, and (c) to pay fees and expenses related to the closing and consummation of the Transactions. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

      SECTION 6.09 Maintenance of Debt Ratings. The Borrower shall use commercially reasonable efforts to ensure that the Borrower's Index Debt is rated by Moody's and S&P (as applicable).

      SECTION 6.10 Compliance with Security Instruments. The Borrower will, and will cause each of its Subsidiaries to, comply with its obligations under the Intercreditor Agreement and the Security Instruments arising in connection with the formation or acquisition of any Material Subsidiary within ten (10) Business Days after such Material Subsidiary is formed or acquired.

      SECTION 6.11 Further Assurances. The Borrower will, and will cause each of its Subsidiaries to, cure promptly any defects in the creation and issuance of the Notes, and the execution and delivery of the Loan Documents, including this Agreement. The Borrower at its expense will, as promptly as practical, execute and deliver to the Administrative Agent or the Issuing Bank upon request all such other and further documents, agreements and instruments (or cause any of its Subsidiaries (as applicable) to take such action) in compliance with or performance of the covenants and agreements of the Borrower and its Subsidiaries in the Loan Documents, including this Agreement, or to further evidence and more fully describe the Collateral, or to correct any omissions in the Loan Documents, or more fully to state the security obligations set out herein or in any of the Loan Documents, or to perfect, protect or preserve any

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Liens created pursuant to any of the Loan Documents, or to make any recordings, to file any notices, or obtain any consents, all as may be necessary or appropriate in connection therewith.

                                  ARTICLE VII
                               NEGATIVE COVENANTS

      Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Administrative Agent, the Syndication Agents, the Documentation Agent, the Issuing Bank and each Lender that:

      SECTION 7.01 Indebtedness. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

            (a)   Indebtedness created hereunder;

            (b)   Indebtedness existing on the date hereof and set forth in
Schedule 7.01, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof;

            (c) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

            (d) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary (including pursuant to the Subsidiary Guaranties);

            (e) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) no Default has occurred and is continuing at the time such Indebtedness is incurred or would result from the incurrence thereof;

            (f) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (f) shall not exceed a Dollar Amount equal to $25,000,000 at any time outstanding;

            (g) Indebtedness of the Borrower or any Subsidiary as an account party in respect of trade letters of credit;

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            (h)   Existing LC Exposure;

            (i)   the TILC Conduit Indebtedness;

            (j) provided no Default has occurred and is continuing at the time such Indebtedness is created, incurred, assumed or permitted, or would result from the incurrence thereof, other unsecured Indebtedness; provided that the aggregate principal amount of Indebtedness of the Borrower's Subsidiaries permitted by this clause (j) shall not exceed a Dollar Amount equal to $10,000,000 at any time outstanding (excluding any Indebtedness of any such Subsidiaries permitted by clause (i) of this Section 7.01); and

            (k)   Indebtedness evidenced by the Senior Unsecured Notes.

      SECTION 7.02 Liens. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (a) Permitted Encumbrances and Liens created by the Security Instruments;

            (b) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 7.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary, and (ii) such Lien shall secure only those obligations which it secures on the date hereof, and extensions, removals and replacements thereof that do not increase the outstanding principal amount thereof;

            (c) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary and
(iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and

            (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 7.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (iii) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing or improving such fixed or capital assets and (iv) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary.

      SECTION 7.03 Fundamental Changes.

            (a) Except as otherwise set forth herein, the Borrower will not, and will not permit any Subsidiary to, (i) merge into or consolidate with any other Person, or permit any other

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Person to merge into or consolidate with it; (ii) except for (A) sales of inventory in the ordinary course of business, (B) the sale of assets described on Schedule 7.03 (or the sale of the voting securities or other equity interests of Subsidiaries whose only substantial assets are those described on Schedule 7.03), and (C) in addition to the sales otherwise expressly permitted hereunder, the sale of all or any interest in one or more assets (to the extent, and only to the extent, such assets do not (or any portion thereof proposed to be sold does not) constitute Collateral) including all or any interest in Subsidiaries, to the extent the book value of such interest or interests, measured on a cumulative basis from and after the date of this Agreement, does not exceed a Dollar Amount equal to $20,000,000, (y) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or
(z) sell, transfer, lease or otherwise dispose of any Collateral; or (iii) liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (A) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (B) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (C)(i) the Borrower may sell, transfer, lease or otherwise dispose of its assets to any Subsidiary, and (ii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or any other Subsidiary, and (D) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 7.04.

            (b) The Borrower will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

      SECTION 7.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

            (a)   Permitted Investments;

            (b) investments by the Borrower in the capital stock of its Subsidiaries, and investments by such Subsidiaries in the capital stock of their respective subsidiaries;

            (c) loans or advances made by the Borrower to any Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary;

            (d) Guarantees constituting Indebtedness permitted by Section 7.01; and

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            (e)   Permitted Acquisitions.

      SECTION 7.05 Hedging Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business or the management of its liabilities.

      SECTION 7.06 Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (b) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries, including, without limitation, pursuant to any severance packages for management or employees of the Borrower and its Subsidiaries and approved by the Board of Directors of the Borrower, (d) provided no Default has occurred which is continuing, the Borrower may, for each Fiscal Year, declare and pay dividends in an aggregate amount equal to the greater of (i) $30,000,000, or
(ii) 50% of the Borrower's consolidated net income (determined in accordance with GAAP) for such Fiscal Year.

      SECTION 7.07 Transactions with Affiliates. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis at fair market value from unrelated third parties, (b) transactions between or among the Borrower and its Subsidiaries not involving any other Affiliate and (c) any Restricted Payment permitted by
Section 7.06.

      SECTION 7.08 Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien in favor of the Administrative Agent or Collateral Agent upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee the Lender Indebtedness; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by this Agreement, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule
7.08 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such

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Indebtedness, (v) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to Liens on property or assets permitted by Section 7.02(c) hereof if such restrictions or conditions apply only to the property or assets contemplated therein, (vi) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to purchase money Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets being financed thereunder, and (vii) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof.

      SECTION 7.09 Financial Covenants.

            (a) The Borrower will not permit the Interest Coverage Ratio to be less than 2.25 to 1.00 at any time.

            (b) The Borrower will not permit the Leverage Ratio to be greater than 3.50 to 1.00 at any time.

            (c) The Borrower will not permit Consolidated Net Worth at any time to be less than the sum of (i) $860,000,000, plus (ii) 50% of the Borrower's and its Subsidiaries' cumulative positive consolidated net income for each Fiscal Quarter ending after December 31, 2004, plus (iii) one-hundred percent (100%) of the Net Cash Proceeds received by the Borrower at any time after December 31, 2004 as a result of the issuance of any Equity.

            (d) The Borrower will not permit the TILC Interest Coverage Ratio to be less than 1.50 to 1.00 at any time.

      SECTION 7.10 Fiscal Year. The Borrower will not change its Fiscal Year.

      SECTION 7.11 Modifications to Senior Unsecured Debt Documents; Payment Restrictions. The Borrower will not, and will not permit any of its Subsidiaries to,

            (a) amend, modify, or waive any covenant contained in any of the Senior Unsecured Debt Documents if the effect of such amendment, modification, or waiver would be to make the terms of any such Senior Unsecured Debt Document materially more onerous to the Borrower or any of its Subsidiaries;

            (b) amend, modify, or waive any provision of the Senior Unsecured Debt Documents if the effect of such amendment, modification or waiver (1) subjects the Borrower or any of its Subsidiaries to any additional material obligation, (2) increases the principal of or rate of interest on any Senior Unsecured Note, (3) accelerates the date fixed for any payment of principal or interest on any Senior Unsecured Note, or (4) would change the percentage of holders of such Senior Unsecured Notes required for any such amendment, modification, or waiver from the percentage required on the Effective Date; or

            (c) make any payment of principal of, make any voluntary prepayment of, or optionally redeem, or make any payment in defeasance of, any part of the Senior Unsecured Notes.

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                                  ARTICLE VIII
                                EVENTS OF DEFAULT

            If any of the following events ("Events of Default") shall occur:

            (a) the Borrower shall fail to pay (including, but not limited to, any failure to pay any mandatory prepayment required by Section 2.12(b)) any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

            (b) the Borrower or any Material Subsidiary shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article VIII) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days;

            (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document, or any amendment or modification hereof or thereof, or waiver hereunder or thereunder, shall prove to have been incorrect when made or deemed made;

            (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Article V, Section 6.01, 6.02, 6.03 (with respect to the Borrower's and its Subsidiaries' existence), 6.08 or in Article VII;

            (e) the Borrower or any Subsidiary (as applicable) shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those specified in clause (a), (b) or (d) of this Article VIII), and such failure shall continue unremedied for a period of 30 days after the earlier to occur of either (i) an Authorized Officer of the Borrower becoming aware of such default or (ii) notice thereof having been given to the Borrower by the Administrative Agent (which notice will be given at the request of any Lender);

            (f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable;

            (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

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            (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Material Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

            (i) the Borrower or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article VIII, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Material Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

            (j) the Borrower or any Material Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

            (k) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Borrower, any Subsidiary (other than a Nonrecourse Subsidiary) or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any such Subsidiary to enforce any such judgment;

            (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

            (m) a Change in Control shall occur;

            (n) any Lien purported to be created under any Loan Document shall cease to be, or shall be asserted by the Borrower or any of its Subsidiaries not to be, a valid and perfected Lien on any Collateral, with the priority required hereby or by the Intercreditor Agreement, except as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under the Loan Documents;

            (o) either any Subsidiary Guaranty, any Security Agreement, any Pledge Agreement, the Intercreditor Agreement or any other Security Instrument shall for any reason cease to be in full force and effect and valid, binding and enforceable in accordance with its terms after its date of execution, or the Borrower or any of its Subsidiaries shall so state in writing;

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            (p) the occurrence of an Event of Default under and as defined in the Intercreditor Agreement; or

            (q) the occurrence of an event of default under the Indenture, which such event of default shall continue unremedied or is not waived prior to the expiration of any applicable period of grace or cure under the Indenture;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article VIII), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this
Article VIII, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. In addition to the other rights and remedies that the Lenders may have upon the occurrence of an Event of Default, the Required Lenders may direct the Administrative Agent and, in accordance with the terms of, and subject to the necessary consent of the other parties to, the Intercreditor Agreement, the Collateral Agent, to exercise the rights and remedies available to the Administrative Agent and the Collateral Agent under the Security Agreements, the Pledge Agreements and the other Security Instruments.

                                   ARTICLE IX
                                     AGENTS

            Each of the Lenders, the Issuing Bank and the other Agents hereby irrevocably appoint JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase
Bank) as Administrative Agent, each of The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A. as Syndication Agents, and Dresdner Bank AG, New York and Grand Cayman Branches as Documentation Agent, and authorize each such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agents by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the foregoing, the Administrative Agent is hereby authorized to execute and deliver the Intercreditor Agreement on behalf of each Lender and bind each Lender to the terms thereof as if each Lender were directly a party thereto. Further, each Lender hereby irrevocably appoints JPMorgan Chase Bank, N.A. (formerly known as JPMorgan Chase Bank) as Collateral Agent for the Lenders under the Intercreditor Agreement and the Security Instruments (as applicable).

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            Any bank serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

            The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) each Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 10.02, or further, with respect to the Collateral Agent, such other number or percentage of Persons as necessary or required by the terms of the Intercreditor Agreement), and (c) except as expressly set forth in the Loan Documents, the Agents shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as such Agent or any of its Affiliates in any capacity. Each Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct; PROVIDED, HOWEVER, THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH OF THE AGENTS BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL. Each Agent shall be deemed not to have knowledge of any Default (other than, with respect to the Administrative Agent, knowledge of a Default of the types specified in clauses (a) or (b) of
Article VIII) unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and such Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

            The Agents shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agents also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agents may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

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            Any Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Any Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as an Agent.

            Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Administrative Agent which shall be a bank with an office in Dallas, Texas, Houston, Texas or New York City, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

            Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

                                   ARTICLE X
                                  MISCELLANEOUS

      SECTION 10.01 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

            (a) if to the Borrower, to it at Trinity Industries, Inc., 2525 Stemmons Freeway, Dallas, Texas 75207, Attention: Neil Shoop (Telecopy No.:
214-589-8824);

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            (b) if to the Administrative Agent, to it at JPMorgan Chase Bank,
N.A., 2200 Ross Avenue, 3rd Floor, Dallas, Texas, Texas 75201, Attention:
Michael Lister (Telecopy No.: 214-965-2044), with a copy to JPMorgan Chase Bank, N.A., 1111 Fannin, Floor 10, Houston, Texas 77002, Attention: Cody Cannon (Telecopy No.: 713-216-2228);

            (c) if to the Issuing Bank, to it at JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 3rd Floor, Dallas, Texas, Texas 75201, Attention: Michael Lister (Telecopy No.: 214-965-2044), with a copy to JPMorgan Chase Bank, N.A., 1111 Fannin, Floor 10, Houston, Texas 77002, Attention: Cody Cannon (Telecopy No.:
713-216-2228);

            (d) if to the Swingline Lender, to it at JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 3rd Floor, Dallas, Texas, Texas 75201, Attention: Michael Lister (Telecopy No.: 214-965-2044), with a copy to JPMorgan Chase Bank, N.A., 1111 Fannin, Floor 10, Houston, Texas 77002, Attention: Cody Cannon (Telecopy
No.: 713-216-2228); and

            (e) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

      SECTION 10.02 Waivers; Amendments.

            (a) No failure or delay by the Administrative Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

            (b) Except in connection with the execution and delivery by the Borrower to the Administrative Agent of a Certificate of Leverage Ratio Adjustment (which shall require no further action on the part of the parties hereto), which shall only have the effect of reducing the Leverage Ratio set forth in Section 7.09(b) to 2.75 to 1.00, neither this Agreement nor any of the Loan Documents nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the

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Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Revolving Commitment of any Lender or the aggregate amount of any credit extension required to be made by any Revolving Lender pursuant to its Commitment and the terms of this Agreement, in each case without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Revolving Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.19(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender directly affected thereby, (v) release any Material Subsidiary from its obligations under its Subsidiary Guaranty, without the written consent of each Lender, (vi) release any material portion of the Collateral without the written consent of each Lender and each party otherwise required to consent thereto pursuant to the terms of the Intercreditor Agreement, except as otherwise expressly permitted hereby, and provided that the Administrative Agent and the Collateral Agent shall release (without consent from the Lenders or any other Person) any Collateral sold, transferred or otherwise disposed of as permitted by Section 7.03 hereof, (vii) waive any of the conditions set forth in Section 4.01 to the making of the Loans without the consent of each Lender affected thereby, or (viii) change any of the provisions of this Section 10.02(b) or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, the Issuing Bank or the Swingline Lender hereunder without the prior written consent of such Agent, the Issuing Bank or the Swingline Lender, as the case may be.

            (c) Notwithstanding anything to the contrary contained herein, the parties hereto hereby agree that all Hedging Agreements in effect from time to time between any Lender (or any of its Affiliates) and the Borrower or any of its Subsidiaries are independent agreements governed by the written provisions of such Hedging Agreements, which will remain in force and effect, notwithstanding any repayment, prepayment, acceleration, reduction, increase, or change in the terms of the Credit Agreement or any other Loan Document except as otherwise expressly provided in any such Hedging Agreement, and any payoff statement from the Administrative Agent relating to the Lender Indebtedness shall not apply to any such Hedging Agreement unless otherwise expressly consented or agreed to by the applicable Lender (or its Affiliate) and the Borrower.

      SECTION 10.03 Expenses; Indemnity; Damage Waiver.

            (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Arranger and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement and the other Loan Documents or any amendments,

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

modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Agents, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for the Agents, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this
Section 10.03, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

            (b) THE BORROWER SHALL INDEMNIFY THE AGENTS, THE ISSUING BANK, THE ARRANGER AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, THE PERFORMANCE BY THE PARTIES TO THE LOAN DOCUMENTS OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS OR ANY OTHER TRANSACTIONS CONTEMPLATED HEREBY, (ii) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (iii) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY THE BORROWER OR ANY OF ITS SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF ITS SUBSIDIARIES, (iv) THE FAILURE TO PAY ANY LOAN OR LC DISBURSEMENT DENOMINATED IN AN AVAILABLE CURRENCY, OR ANY INTEREST THEREON, IN THE AVAILABLE CURRENCY IN WHICH SUCH LOAN WAS MADE OR APPLICABLE LETTER OF CREDIT ISSUED, OR (v) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE (IT BEING UNDERSTOOD THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT EACH OF THE INDEMNITEES BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT

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

OR TECHNICAL). NO INDEMNITEE SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY OTHERS OF ANY INFORMATION OR OTHER MATERIAL OBTAINED THROUGH THE INTERNET, INTRALINKS OR OTHER SIMILAR INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THE LOAN DOCUMENTS. THE BORROWER AGREES THAT NO INDEMNITEE SHALL HAVE ANY LIABILITY FOR ANY INDIRECT OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH ITS ACTIVITIES RELATED TO THE LOAN DOCUMENTS. FURTHERMORE, TO INDUCE THE LENDERS AND THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AGREEMENT, THE BORROWER AND EACH OF ITS SUBSIDIARIES WAIVE ANY AND ALL CLAIMS, OFFSETS, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE EFFECTIVE DATE AND RELATING TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            (c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agents, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section 10.03, each Lender severally agrees to pay to such Agents, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's Revolving Credit Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agents, the Issuing Bank or the Swingline Lender in its capacity as such.

            (d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any other Loan Document, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

            (e) All amounts due under this Section 10.03 shall be payable promptly after written demand therefor.

      SECTION 10.04 Successors and Assigns.

            (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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            (b) Any Lender may assign to one or more assignees (other than the
Borrower, any of its Subsidiaries or any of their affiliates) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans at the time owing to it) by executing, and causing the assignee thereof to execute, an Assignment and Acceptance; provided that (i) except in the case of an assignment to a Lender or a Lender Affiliate, each of the Borrower and the Administrative Agent (and, in the case of an assignment of all or a portion of a Revolving Commitment or any Lender's obligations in respect of its LC Exposure, the Issuing Bank) must give their prior written consent to such assignment (which consent shall not be unreasonably withheld or delayed), (ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of an assigning Lender's Revolving Commitment, the aggregate amount of the Revolving Commitments assigned to an assignee, and the aggregate amount of the Revolving Commitments retained by the assignor after giving effect to such assignment, shall not be less than $5,000,000 (provided, that, if the Revolving Commitments have expired or terminated, such limits shall apply to the amount of the Revolving Credit Exposure assigned and retained), (iii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of an assigning Lender's Revolving Commitment, the aggregate amount of the Revolving Commitments of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall be in increments of $1,000,000 and not be less than $5,000,000, unless each of the Borrower and the Administrative Agent otherwise consent, (iv) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, except that this clause (iv) shall not apply to rights in respect of outstanding Competitive Loans, (v) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, except in the case of an assignment to a Lender Affiliate, in which case no processing and recordation fee shall be payable, and
(vi) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section 10.04, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and to the other Loan Documents and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.16, 2.17, 2.18, 2.20 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section 10.04(b).

            (c) The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in Houston, Texas or Dallas, Texas a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement and the other Loan Documents, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

            (d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 10.04 and any written consent to such assignment required by paragraph (b) of this Section 10.04, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

            (e) Any Lender may, without the consent of or notice to the Borrower, the Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (other than the Borrower, any of its Subsidiaries, or any of their affiliates) (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section 10.04, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.16, 2.17 and 2.18 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section
10.04. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.19(c) as though it were a Lender.

            (f) A Participant shall not be entitled to receive any greater payment under Section 2.16 or 2.18 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.18 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.18(e) as though it were a Lender.

            (g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

      SECTION 10.05 Survival. All covenants, agreements, representations and warranties made by the Borrower and the Material Subsidiaries in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, the Issuing Bank, the Arranger or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Revolving Commitments have not expired or terminated. The provisions of Sections 2.16, 2.17, 2.18, 2.20 and 10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

      SECTION 10.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Article IV, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

      SECTION 10.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      SECTION 10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

      SECTION 10.09 Governing Law; Jurisdiction; Consent to Service of Process.

            (a) This Agreement and the other Loan Documents shall be construed in accordance with and governed by the law of the State of Texas.

            (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Courts of the State of Texas and of the United States District Court for the Northern District of Texas, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

            (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 10.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      SECTION 10.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.10.

      SECTION 10.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

      SECTION 10.12 Confidentiality. Each of the Agents, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this
Section 10.12, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section
10.12 or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section 10.12, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a non-confidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

      SECTION 10.13 Interest Rate Limitation. It is the intention of the parties hereto to conform strictly to applicable interest, usury and criminal laws and, anything herein to the contrary notwithstanding, the obligations of the Borrower or any Material Subsidiary to a Lender, the Issuing Bank or any Agent under this Agreement or any other Loan Document shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to such Lender, the Issuing Bank or such Agent limiting rates of interest which may be charged or collected by such Lender, the Issuing Bank or such Agent. Accordingly, if the transactions contemplated hereby or thereby would be illegal, unenforceable, usurious or criminal under laws applicable to a Lender, the

Issuing Bank or any Agent (including the laws of any jurisdiction whose laws may be mandatorily applicable to such Lender or the Administrative Agent notwithstanding anything to the contrary in this Agreement or any other Loan Document) then, in that event, notwithstanding anything to the contrary in this Agreement or any other Loan Document, it is agreed as follows:

            (i) the provisions of this Section 10.13 shall govern and control;

            (ii) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, taken, reserved, charged or received under this Agreement, or under any of the other aforesaid agreements or otherwise in connection with this Agreement or any other Loan Document by such Lender, the Issuing Bank or such Agent shall under no circumstances exceed the maximum amount of interest allowed by applicable law (such maximum lawful interest rate if any, with respect to such Lender, the Issuing Bank and the Agents herein called the "Highest Lawful Rate"), and any excess shall be canceled automatically and if theretofore paid shall be credited to the Borrower by such Lender, the Issuing Bank or such Agent (or, if such consideration shall have been paid in full, such excess refunded to the Borrower);

            (iii) all sums paid, or agreed to be paid, to such Lender, the Issuing Bank or such Agent for the use, forbearance and detention of the indebtedness of the Borrower to such Lender, the Issuing Bank or such Agent hereunder or under any Loan Document shall, to the extent permitted by laws applicable to such Lender, the Issuing Bank or such Agent, as the case may be, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest is uniform throughout the full term thereof;

            (iv) if at any time the interest provided pursuant to this Section
      10.13 or any other clause of this Agreement or any other Loan Document, together with any other fees or compensation payable pursuant to this Agreement or any other Loan Document and deemed interest under laws applicable to such Lender, the Issuing Bank or such Agent, exceeds that amount which would have accrued at the Highest Lawful Rate, the amount of interest and any such fees or compensation to accrue to such Lender, the Issuing Bank or such Agent pursuant to this Agreement or such other Loan Document shall be limited, notwithstanding anything to the contrary in this Agreement or any other Loan Document, to that amount which would have accrued at the Highest Lawful Rate, but any subsequent reductions, as applicable, shall not reduce the interest to accrue to such Lender, the Issuing Bank or such Agent pursuant to this Agreement or such other Loan Document below the Highest Lawful Rate until the total amount of interest accrued pursuant to this Agreement or such other Loan Document, as the case may be, and such fees or compensation deemed to be interest equals the amount of interest which would have accrued to such Lender, the Issuing Bank or such Agent if a varying rate per annum equal to the interest provided pursuant to any other relevant Section hereof (other than this Section 10.13) or thereof as applicable, had at all times been in effect, plus the amount of fees which would have been received but for the effect of this Section 10.13; and

            (v) with the intent that the rate of interest herein shall at all times be lawful, if the receipt of any funds owing hereunder or under any other agreement related hereto

      (including any of the other Loan Documents) by such Lender, the Issuing Bank or such Agent would cause such Lender, the Issuing Bank or such Agent to charge the Borrower a criminal rate of interest, the Lenders, the Issuing Bank and the Agents agree that they will not require the payment or receipt thereof or a portion thereof which would cause a criminal rate of interest to be charged by such Lender, the Issuing Bank or such Agent, as applicable, and if received such affected Lender, the Issuing Bank or such Agent will return such funds to the Borrower so that the rate of interest paid by the Borrower shall not exceed a criminal rate of interest from the date this Agreement was entered into.

      SECTION 10.14 Arranger; Syndication Agents; Documentation Agent. None of the Arranger, the Syndication Agents or the Documentation Agent shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than, except in the case of the Arranger, those applicable to all Lenders as such. Without limiting the foregoing, none of the Arranger, the Syndication Agents or the Documentation Agent shall have or be deemed to have any fiduciary relationship with any Lender or the Borrower or any of its Subsidiaries. The Borrower and each Lender acknowledge that it has not relied, and will not rely, on any of the Arranger, the Syndication Agents or the Documentation Agent in deciding to enter into this Agreement or in taking any action hereunder or under the Loan Documents.

      SECTION 10.15 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN OR AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      SECTION 10.16 USA Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with the Act.

      SECTION 10.17 Lender Indebtedness as Senior Indebtedness. The parties hereto acknowledge and agree that the Lender Indebtedness is "Senior Indebtedness" of the Borrower under and as defined in the Indenture.

      SECTION 10.18 Judgment Currency. This is a loan transaction in which the specification of a Foreign Currency or Dollars is of the essence, and the stipulated currency shall in each instance be the currency of account and payment in all instances. A payment obligation in one currency hereunder (the "Original Currency") shall not be discharged by an amount paid in another currency (the "Other Currency"), whether pursuant to any judgment expressed in or converted into any Other Currency or in another place except to the extent that such tender or recovery results in the effective receipt by a party hereto of the full amount of the Original Currency payable to such party. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the Original Currency into the Other Currency, the rate of exchange that shall apply shall be the applicable Spot Rate. The obligation of the Borrower and its Subsidiaries in respect of any such sum due from it to the Administrative Agent, any Issuing Bank or any Lender under any Loan Document (in this Section 10.18 called an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the Other Currency such Entitled Person may in accordance with normal banking procedures purchase the Original Currency with the amount of the judgment currency so adjudged to be due; and the Borrower, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Original Currency, the amount (if any) by which the sum originally due to such Entitled Person in the Original Currency hereunder exceeds the amount of the Other Currency so purchased.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                      [SIGNATURE PAGES BEGIN ON NEXT PAGE]

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, JPMORGAN CHASE BANK, N.A.,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO

                                                  TRINITY INDUSTRIES, INC.

                                                  By: /s/ William McWhirter
                                                     -------------------------
                                                     William McWhirter,
                                                     Vice President and
                                                     Chief Financial Officer

                                [Signature Page]

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, JPMORGAN CHASE BANK, N.A.,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO

                                 JPMORGAN CHASE BANK, N.A.,
                                 as a Lender, the Issuing Bank, the Swingline
                                 Lender and as Administrative Agent

                                 By: /s/ Michael J. Lister
                                    ---------------------------------------
                                    Michael J. Lister,
                                    Vice President

                                [Signature Page]

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, JPMORGAN CHASE BANK, N.A.,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO

                                THE ROYAL BANK OF SCOTLAND plc, as a Lender and as a Syndication Agent

                                /s/ Maria Amaral-Leblanc
                                -----------------------------------------------
                                Maria Amaral-Leblanc
                                Senior Vice President

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, JPMORGAN CHASE BANK, N.A.,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO

                                WACHOVIA BANK, N.A., as a Lender and
                                as a Syndication Agent

                                By: /s/ David L. Driggers
                                   ---------------------------------------
                                   Name: David L. Driggers

                                   Title: Managing Director

                                [Signature Page]

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, JPMORGAN CHASE BANK, N.A.,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO

                                BANK OF AMERICA, N.A., as a Lender
                                and as a Syndication Agent

                                By: /s/ Steven A. Mackenzie
                                   ---------------------------------------
                                   Name: Steven A. Mackenzie
                                   Title: Senior Vice President

                                [Signature Page]

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, JPMORGAN CHASE BANK, N.A.,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO

                                DRESDNER BANK AG, NEW YORK
                                AND GRAND CAYMAN BRANCHES,
                                as a Lender and as Documentation Agent

                                By: /s/ Brien Smith
                                   ---------------------------------------
                                   Name: Brien Smith
                                   Title: Managing Director

                                By: /s/ Stephen Kovach
                                   ---------------------------------------
                                   Name: Stephen Kovach
                                   Title: Director

                                [Signature Page]

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, JPMORGAN CHASE BANK, N.A.,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO

                                BNP PARIBAS, as a Lender

                                By: /s/ Jeff Tebeaux
                                   ---------------------------------------
                                   Name: Jeff Tebeaux
                                   Title: Vice President

                                By: /s/ Henry Setina
                                   ---------------------------------------
                                   Name: Henry Setina
                                   Title: Director

                                [Signature Page]

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, JPMORGAN CHASE BANK, N.A.,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO

                                CREDIT SUISSE FIRST BOSTON,
                                CAYMAN ISLANDS BRANCH,
                                as a Lender

                                By: /s/ Karl Studer
                                   ---------------------------------------
                                   Name: Karl Studer
                                   Title: Director

                                By: /s/ Karim Blasetti
                                   ---------------------------------------
                                   Name: Karim Blasetti
                                   Title: Associate

                                [Signature Page]

                                SIGNATURE PAGE TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                                  BY AND AMONG
                            TRINITY INDUSTRIES, INC.,
                     AS BORROWER, JPMORGAN CHASE BANK, N.A.,
                    INDIVIDUALLY AND AS ADMINISTRATIVE AGENT,
                 AND THE LENDERS LISTED ON SCHEDULE 2.01 HERETO

                                AMEGY BANK NATIONAL
                                ASSOCIATION, as a Lender

                                By: /s/ Melinda N. Jackson
                                   ---------------------------------------
                                   Name: Melinda N. Jackson
                                   Title: Senior Vice President

                                [Signature Page]

                                                                       EXHIBIT A

                                    [FORM OF]

                            ASSIGNMENT AND ACCEPTANCE

            Reference is made to the Second Amended and Restated Credit Agreement dated as of April 20, 2005 (as amended and in effect on the date hereof, the "Credit Agreement"), among Trinity Industries, Inc., the Lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and the other Agents named therein. Terms defined in the Credit Agreement are used herein with the same meanings.

            The Assignor named herein hereby sells and assigns, without recourse, to the Assignee named herein, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth herein, the interests set forth herein (the "Assigned Interest"), in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the interests set forth herein, in the Revolving Commitment of the Assignor on the Assignment Date and Competitive Loans and Loans owing to the Assignor which are outstanding on the Assignment Date, together with the participations in Letters of Credit, LC Disbursements and Swingline Loans held by the Assignor on the Assignment Date, but excluding accrued interest and fees to and excluding the Assignment Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement and the other Loan Documents. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and, to the extent of the Assigned Interest, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the Assigned Interest, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

            This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) if the Assignee is a Foreign Lender, any documentation required to be delivered by the Assignee pursuant to Section 2.18(e) of the Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The Assignee shall pay the fee payable to the Administrative Agent pursuant to Section 10.04(b) of the Credit Agreement (to the extent required by such Section 10.04(b)).

            This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment

("Assignment Date"):

                                    Principal Amount               Percentage Assigned of
                                        Assigned               Facility/Revolving Commitment
                                    (and identifying      (set forth, to at least 8 decimals, as
                                   information as to       a percentage of the Facility and the
                                 individual Competitive   aggregate Revolving Commitments of all
        Facility                         Loans)                     Lenders thereunder)
        --------                 ----------------------   ---------------------------------------
Revolving Commitment Assigned:             $                                %

Loans:

Competitive Loans:

The terms set forth above and herein are hereby agreed to:

                                 [NAME OF ASSIGNOR], as Assignor

                                 By:___________________________
                                 Name:_________________________
                                 Title:________________________

                                 [NAME OF ASSIGNEE], as Assignee

                                 By:___________________________
                                 Name:_________________________
                                 Title:________________________

The undersigned hereby consent to the within assignment:

Trinity Industries, Inc.         JPMorgan Chase Bank, N.A.,
                                 as Administrative Agent

By:___________________________   By:___________________________
   Name:______________________      Name:______________________
   Title:_____________________      Title:_____________________

                                 JPMorgan Chase Bank, N.A.,
                                 as Issuing Bank

                                 By:___________________________
                                    Name:______________________
                                    Title:_____________________

-------------
(1) Consents to be included to the extent required by Section 10.04(b) of the Credit Agreement.

                                                                       EXHIBIT B

                                    [FORM OF]

                                    GUARANTY

      THIS GUARANTY (this "Guaranty"), dated as of ____________, 200_, is made by _________________, a _________________ (the "Guarantor"), in favor of
JPMORGAN CHASE BANK, N.A., as Administrative Agent (together with all successors and assigns thereto, the "Administrative Agent") for each of the Lender Parties.

                                   WITNESSETH:

      WHEREAS, pursuant to a Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), the various financial institutions as are, or may from time to time become, parties to the Credit Agreement (the "Lenders"), the various financial institutions as are or may from time to time become Agents under the Credit Agreement, and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, the Lenders have agreed to extend commitments to make Loans to, and the Issuing Bank has agreed to issue Letters of Credit for the account of, the Borrower; and

      WHEREAS, as a condition precedent to the making of the initial Loans and the issuance of the initial Letter of Credit under the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty; and

      WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

      WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued from time to time for the account of, the Borrower and its Subsidiaries by the Lenders and the Issuing Bank, as the case may be, pursuant to the Credit Agreement;

      NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make Loans (including the initial Loans) to, and to induce the Issuing Bank to issue the Letters of Credit (including the initial Letter of Credit) for the account of, the Borrower and its Subsidiaries pursuant to the Credit Agreement and the Lender Parties to extend financial accommodations, the Guarantor agrees, for the benefit of each Lender Party, as follows:

                                   ARTICLE 1
                                  DEFINITIONS

      Section 1.01 CERTAIN TERMS. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

      "Administrative Agent" is defined in the preamble.

      "Borrower" is defined in the first recital.

      "Credit Agreement" is defined in the first recital.

      "Guarantor" is defined in the preamble.

      "Guaranty" is defined in the preamble.

      "Lender Party" means, as the context may require, any Lender, any Agent, any Issuing Bank, and each of its respective successors, transferees and assigns.

      "Lenders" is defined in the first recital.

      "Loan Parties" means, collectively, the Borrower, the Guarantor and any other Subsidiary of the Borrower which executes a Loan Document, and "Loan Party" means any one of the foregoing.

      "Obligations" means the sum of (i) the Aggregate Revolving Credit Exposures of the Lenders under the Loan Documents plus (ii) all accrued but unpaid interest and fees owing to the Lender Parties under the Loan Documents plus (iii) all other obligations (monetary or otherwise) of the Borrower or any Subsidiary of the Borrower to any Lender Party, whether or not contingent, arising under or in connection with any of the Loan Documents.

      Section 1.02 CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                   ARTICLE 2
                               GUARANTY PROVISIONS

      Section 2.01 GUARANTY. The Guarantor hereby absolutely, unconditionally and irrevocably

            (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Loan Party now or hereafter existing under the Credit Agreement and each other Loan Document to which the Borrower or such other Loan Party is or may become a party, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(4) of the United States Bankruptcy Code, 11 U.S.C.
Section 362(4), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and

            (b) indemnifies each Lender Party for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Lender or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that the Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to the Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and the Guarantor specifically agrees that it shall not be necessary or required that any Lender Party exercise any right, assert any claim or demand, or enforce any remedy whatsoever against the Borrower or any other Loan Party (or any other Person) before or as a condition to the obligations of the Guarantor hereunder.

      Section 2.02 ACCELERATION OF GUARANTY. The Guarantor agrees that, in the event that the Obligations have been accelerated pursuant to Article VIII of the Credit Agreement, the Guarantor will pay to the Administrative Agent for itself and as agent for the Lender Parties forthwith the full amount of all such Obligations.

      Section 2.03 GUARANTY ABSOLUTE, ETC. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Obligations of the Borrower and each other Loan Party has been paid in full, all obligations of the Guarantor hereunder shall have been paid in full and all Revolving Commitments shall have terminated and all Letters of Credit shall have terminated or expired. The Guarantor guarantees that the Obligations of the Borrower and each other Loan Party will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Lender Party or any holder of any note with respect thereto. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

            (a) any lack of validity, legality or enforceability of the Credit Agreement or any other Loan Document;

            (b) the failure of any Lender Party

                  (1) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Loan Party or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document, or otherwise, or

                  (2) to exercise any right or remedy against any other guarantor of any Obligations of the Borrower or any other Loan Party;

            (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Loan Party, or any other extension, compromise, or renewal of any Obligation of the Borrower or any other Loan Party;

            (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Loan Party for any reason (other than indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, non-genuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Loan Party or otherwise;

            (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement or any other Loan Document;

            (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Lender Party securing any of the Obligations of the Borrower or any other Loan Party; or

            (g) any other circumstance (other than indefeasible payment in full in cash of the Obligations) which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Loan Party, any surety, or any guarantor.

      Section 2.04 REINSTATEMENT, ETC. The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored by any Lender Party, upon the insolvency, bankruptcy or reorganization of the Borrower, any other Loan Party or otherwise, all as though such payment had not been made.

      Section 2.05 WAIVER, ETC. The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Loan Party and this Guaranty and any requirement that the Administrative Agent or any other Lender Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Loan Party or any other Person (including any other guarantor) or any collateral securing the Obligations of the Borrower or any other Loan Party, as the case may be.

      Section 2.06 WAIVER OF SUBROGATION. Until the indefeasible payment in full in cash of all Obligations and the termination or expiration of all Revolving Commitments and Letters of Credit, the Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of the Guarantor's obligations under this Guaranty or any other Loan Document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lender Parties against the

Borrower or any other Loan Party or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Loan Party, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender Parties, and shall forthwith be paid to the Administrative Agent for the benefit of the Lender Parties to be credited and applied to the Obligations, whether matured or unmatured. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this
Section is knowingly made in contemplation of such benefits.

                                   ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

      Section 3.01 REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants unto each Lender Party as set forth in this Article.

      Section 3.02 ORGANIZATION; POWERS. The Guarantor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

      Section 3.03 AUTHORIZATION; ENFORCEABILITY. The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document executed or to be executed by it are within the Guarantor's corporate, partnership or limited liability company powers (as applicable), and have been duly authorized by all necessary corporate, partnership or limited liability company action (as applicable), and if required and applicable, stockholder action. This Guaranty has been duly executed and delivered by the Guarantor and constitutes, and each other Loan Document executed or to be executed by the Guarantor, when executed and delivered by the Guarantor, will constitute, a legal, valid and binding obligation of the Guarantor, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      Section 3.04 APPROVALS; NO CONFLICTS. The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document executed or to be executed by it, (a) do not require any approval of any Governmental Authority or other third party approvals, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created in connection with this Guaranty, (b) will not violate any applicable Governmental Rule or the articles of organization, formation or incorporation (or comparable document), bylaws, operating agreement, partnership agreement, limited liability company agreement or similar documents (as applicable) of the Guarantor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement, or other instrument binding upon the Guarantor or its assets, or give rise to a right thereunder to require any payment to be made by the Guarantor and (d) will not result in the creation or imposition of any Lien on any asset of the Guarantor except Liens created under the Loan Documents.

      Section 3.05 BENEFIT TO THE GUARANTOR. The Guarantor is a wholly-owned subsidiary of the Borrower; and the Guarantor's guaranty pursuant to this Guaranty reasonably may be expected to benefit, directly or indirectly, the Guarantor; and the Guarantor has determined that this Guaranty is necessary and convenient to the conduct, promotion and attainment of the business of the Guarantor and the Borrower.

      Section 3.06 LITIGATION MATTERS. Except for Disclosed Matters, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor or any of its Subsidiaries or any of their respective properties, businesses, assets or revenues, (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that question the validity or enforceability of any Loan Documents or seek to enjoin or prevent the Transactions. Since the date of this Guaranty, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

      Section 3.07 SOLVENCY. Immediately after entering into this Guaranty, the Guarantor will be Solvent. As used herein, the term "Solvent" means, with respect to the Guarantor, a condition under which (a) the fair market value of the Guarantor's assets is, on the date of determination greater than the total amount of the Guarantor's liabilities (including contingent and unliquidated liabilities) at such time; and (b) the Guarantor is able to pay all of its liabilities as such liabilities mature. For purposes of this definition (i) the amount of the Guarantor's contingent or unliquidated liabilities at any time shall be the amount which, in light of all the facts and circumstances then existing, represents the amount which can reasonably be expected to become an actual or matured liability, (ii) the "fair saleable value" of an asset shall be the amount which may be realized within a reasonable time either through collection or sale of such asset at its regular market value, and (iii) the "regular market value" of an asset shall be the amount which a capable and diligent business person could obtain for such asset from an interested buyer who is willing to purchase such asset under ordinary selling conditions.

      Section 3.08 CREDIT AGREEMENT REPRESENTATIONS. All representations and warranties made by the Borrower with respect to the Guarantor set forth in
Article III of the Credit Agreement are true and correct in all respects as of the date hereof.

                                   ARTICLE 4
                                 COVENANTS, ETC.

      Section 4.01 COVENANTS. Until the payment in full in cash of all Obligations and the termination or expiration of all Revolving Commitments and Letters of Credit, the Guarantor covenants and agrees that the Guarantor will perform, comply with, observe and fulfill each of the covenants, agreements and obligations contained in the Credit Agreement, including without limitation, Article VI and Article VII of the Credit Agreement, pertaining or otherwise applicable to the Guarantor in its capacity as a Loan Party and a Subsidiary. The Guarantor hereby irrevocably and unconditionally agrees to be bound by such covenants, agreements and obligations applicable to it in such capacities as if the Guarantor were a party to the Credit Agreement and such covenants, agreements, and obligations applicable to it in such capacities are hereby reaffirmed by the Guarantor.

                                   ARTICLE 5
                            MISCELLANEOUS PROVISIONS

      Section 5.01 LOAN DOCUMENT. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

      Section 5.02 BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Administrative Agent, each other Lender Party and their respective successors, transferees and assigns permitted by Section 10.04 of the Credit Agreement.

      Section 5.03 AMENDMENTS, ETC. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent in accordance with Section 10.02(b) of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 5.04 ADDRESSES FOR NOTICES TO THE GUARANTOR. All notices and other communications hereunder to the Guarantor shall be in writing (including telecopy communication) and mailed or telecopied or delivered to it, addressed to it at the address set forth below its signature hereto, or at such other address as shall be designated by the Guarantor in a written notice to the Administrative Agent at the address specified in the Credit Agreement complying as to delivery with the terms of this Section. All such notices and other communications shall be effective as provided in Section 10.01 of the Credit Agreement.

      Section 5.05 NO WAIVER REMEDIES. In addition to, and not in limitation of,
Section 2.03 and Section 2.05, no failure on the part of any Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 5.06 HEADINGS. Article and Section headings used herein are for convenience of reference only, are not part of this Guaranty and shall not affect the construction of, or be taken into consideration in interpreting, this Guaranty.

      Section 5.07 SETOFF. If an Event of Default shall have occurred and be continuing, each Lender Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender Party to or for the credit or the account of the Guarantor or any of its Subsidiaries against any of and all the obligations of Guarantor now or hereafter existing under this Guaranty held by such Lender, irrespective of whether or not such Lender Party shall have made any demand under this Guaranty and although such obligations may be unmatured; provided, however, that any such set-off and application shall be subject to the provisions of Section 2.19 of the Credit Agreement.

      Section 5.08 SEVERABILITY. Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      Section 5.09 GOVERNING LAWS. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF TEXAS AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA.

      Section 5.10 WAIVER OF JURY TRIAL. GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT SUCH LENDER PARTIES HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      Section 5.11 NO ORAL AGREEMENTS. THIS WRITTEN GUARANTY AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTAS TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                          [SIGNATURE ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                 _____________________________________

                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________

                                 Address:_____________________________
                                         _____________________________
                                         _____________________________
                                 Attention:___________________________
                                 Telephone:___________________________
                                 Telecopy:____________________________

                                                                       EXHIBIT C

                                    [FORM OF]

                                BORROWING REQUEST

                               ___________, 200___

JPMorgan Chase Bank, N.A.
as Administrative Agent
for the Lenders referred to below
c/o JPMorgan Chase Bank, N.A.

_________________________________
_________________________________
_________________________________
Attention:        _______________
Facsimile:        _______________

JPMorgan Chase Bank, N.A.
as Administrative Agent
for the Lenders referred to below
c/o JPMorgan Chase Bank, N.A.

_________________________________
_________________________________
_________________________________
Attention:        _______________
Facsimile:        _______________

      Re: Credit Agreement (hereinafter defined)

Dear Sirs:

      Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, and JPMorgan Chase Bank, N.A., as the Administrative Agent (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes a Borrowing Request and the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing requested hereby:

      (A) Principal amount of Borrowing(1):_______________________

      (B) Interest rate basis(2):

---------------
(1) Not less than $10,000,000 and an integral multiple of $2,000,000 (or aggregate unused balance of the Revolving Commitments in the case of an ABR Borrowing).

      (C) Effective date (which is a Business Day):

      (D) Date of maturity (which is a Business Day):

      (E) Interest Period(3):

      (F) Available Currency:

      If the Borrowing results in an increase in the aggregate outstanding principal amount of the Loans, the Borrower hereby represents and warrants that the conditions specified in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied.

      The Borrower has caused this Borrowing Request to be executed and delivered by its Authorized Officer this _____ day of ___________, 20_____.

                                 Very truly yours,

                                 TRINITY INDUSTRIES, INC.

                                 By:____________________________________
                                 Name:__________________________________
                                 Title:_________________________________

------------
(2) Fixed Rate Borrowing or ABR Borrowing.

(3) If applicable, selected period must comply with the definition of "Interest Period" and end not later than the Revolving Commitment Termination Date.

                                                                       EXHIBIT D

                                    [FORM OF]

                            INTEREST ELECTION REQUEST

JPMorgan Chase Bank, N.A.
as Administrative Agent
for the Lenders referred to below
c/o JPMorgan Chase Bank, N.A.

_________________________________
_________________________________
_________________________________
Attention:        _______________
Facsimile:        _______________

JPMorgan Chase Bank, N.A.
as Administrative Agent
for the Lenders referred to below
c/o JPMorgan Chase Bank, N.A.

_________________________________
_________________________________
_________________________________
Attention:        _______________
Facsimile:        _______________

      Re: Credit Agreement (hereinafter defined)

Dear Sirs:

      Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among Trinity Industries, Inc., a Delaware corporation (the "Borrower"), the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meanings. This notice constitutes an Interest Election Request and the Borrower hereby requests the conversion or continuation of a Borrowing under the Credit Agreement, and in that connection the Borrower specifies the following information with respect to the Borrowing to be converted or continued as requested hereby:

      (A) Borrowing to which this request applies(1):

      (B) Principal amount of Borrowing to be converted/continued(2):

      (C) Effective date of election (which is a Business Day):

------------------
(1) Specify existing Type and last day of current Interest Period.

(2) Not less than $10,000,000 or an integral multiple of $2,000,000

      (D) Interest rate basis of resulting Borrowing(3):

      (E) Interest Period of resulting Borrowing(4):

                                 Very truly yours,

                                 TRINITY INDUSTRIES, INC.

                                 By:____________________________________
                                 Name:__________________________________
                                 Title:_________________________________

-----------------
(3)Fixed Rate Borrowing or ABR Borrowing (if Fixed Rate Swingline Borrowing, include denomination of Foreign Currency).

(4) Which must comply with the definition of "Interest Period" and end not later than the Revolving Commitment Termination Date.

                                                                       EXHIBIT E

                                    [FORM OF]
                             COMPLIANCE CERTIFICATE

                              _____________, 20___

JPMorgan Chase Bank, N.A., as Administrative Agent
2200 Ross Avenue, 3rd Floor
Dallas, Texas  75201
Attention: Mike Lister

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement dated as of April 20, 2005 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), by and among Trinity Industries, Inc., a Delaware corporation ("Borrower"), the Lenders named therein, JPMorgan Chase Bank, N.A., as Administrative Agent to the Lenders ("Administrative Agent"), and the other Agents named therein. Capitalized terms used herein without definition and which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 6.01(c) of the Credit Agreement, the undersigned Financial Officer of Borrower hereby certifies to Administrative Agent as follows: (a) the information furnished in the calculations attached hereto was true and correct as of the last day of the Fiscal [YEAR] [QUARTER] ended _____________; (b) as of the date of this Compliance Certificate, there exists no Default or Event of Default or condition which would, with either or both the giving of notice or the lapse of time, result in a Default of an Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods.

IN WITNESS WHEREOF, the undersigned officer has executed this Compliance Certificate as of the date first written above.

                                 TRINITY INDUSTRIES, INC.

                                 By: ___________________________________
                                 Name: _________________________________
                                 Title: ________________________________

                        COMPLIANCE CERTIFICATE WORKSHEET

1. MINIMUM INTEREST COVERAGE RATIO - SECTION 7.09(a)

      (a)   consolidated net income                                                     $______________

      (b)   to the extent deducted in the calculation of consolidated net
            income, Interest Expense                                                    $______________

      (c)   to the extent deducted in the calculation of consolidated net
            income, depreciation and amortization                                       $______________

      (d)   to the extent deducted in the calculation of consolidated net
            income, depreciation and amortization                                       $______________

      (e)   to the extent deducted in the calculation of consolidated net income, one-time cash charges not to exceed an amount agreed to by
            the Lenders                                                                 $______________

      (f)   to the extent deducted in the calculation of consolidated net income, non-recurring, non-cash gains or losses and/or extraordinary gains or losses, including, but not limited to, gains or losses on the disposition of assets (other than in connection with the sale of
            assets from the lease fleet in the ordinary course of business)             $______________

      (g)   EBITDA (the sum of items (a), (b), (c), (d) and (e) above, minus
            item (f) above)                                                             $______________

      (h)   EBITDA derived from the assets pledged to the TILC Conduit
            Indebtedness and the ETC Indebtedness                                       $______________

      (i)   Capital Expenditures (Non-Leasing Company) (excluding, until
            September 30, 2006, the ICR Capex Exclusion Amount, the aggregate
            amount of which, as of the date hereof, is $_________)                      $______________

      (j)   cash interest payments (excluding such payments made with respect to
            the TILC Conduit Indebtedness and the ETC Indebtedness)                     $______________

      (k)   Interest Coverage Ratio (item (g) above less items (h) and (i) above
            to divided by item (j) above)                                               _________to 1.00

      (l)   Minimum Interest Coverage Ratio (from Section 7.09(a))                        2.25 to 1.00

2.    MAXIMUM LEVERAGE RATIO - SECTION 7.09(b)

      (a)   Indebtedness (other than the TILC Conduit Indebtedness and the ETC
            Indebtedness)                                                               $______________

      (b)   Unrestricted Available Cash                                                 $______________

      (c)   LC Exposure                                                                 $______________

      (d)   Total Debt (item (a) above minus items (b) and (c) above)                   $______________

      (e)   EBITDA (from item 1(g) above) less item 1(h) above                          $______________

      (f)   Leverage Ratio (item (d) above divided by item (e) above)                   _______ to 1.00

      (g)   Maximum Leverage Ratio (from Section 7.09(b))                                  3.50 to 1.00

3.    MINIMUM NET WORTH - SECTION 7.09(c)

      (a)   Amount from Section 7.09(c)(i) of the Credit Agreement                      $   860,000,000

      (b)   cumulative consolidated net income                                          $______________

      (c)   50% of item (b) above                                                       $______________

      (d)   100% of Net Cash Proceeds from the issuance of Equity                       $______________

      (e)   Consolidated Net Worth                                                      $______________

      (f)   Minimum Consolidated Net Worth (the sum of items (a), (c) and (d)
            above)                                                                      $______________

4.    MINIMUM TILC INTEREST COVERAGE RATIO - SECTION 7.09(d)

      (a)   EBITDA derived from the assets pledged to the TILC Conduit
            Indebtedness and the ETC Indebtedness                                       $______________

      (b)   cash interest payments made with respect to the TILC Conduit
            Indebtedness and the ETC Indebtedness                                       $______________

      (c)   TILC Interest Coverage Ratio (item (a) above divided by item (b)
            above)                                                                      _______ to 1.00

      (d)   Minimum TILC Interest Coverage Ratio (from Section 7.09(d))                    1.50 to 1.00

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$70,000,000                                                       April 20, 2005

      FOR VALUE RECEIVED, the undersigned, TRINITY INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay, without setoff or counterclaim, to the order of JPMORGAN CHASE BANK, N.A. (successor-in-interest to JPMorgan Chase Bank) (the "Lender") on the Revolving Commitment Termination Date the principal sum of SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the Lenders party thereto (including the Lender), The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A. as Syndication Agents, Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor-in-interest to JPMorgan Chase
Bank), as Administrative Agent (the "Administrative Agent").

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Amended and Restated Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Amended and Restated Revolving Credit Note and on which such Indebtedness may be declared to be immediately due and payable. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      This Amended and Restated Revolving Credit Note amends and restates in its entirety (but does not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated April 8, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $45,000,000.00, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated March 10, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $50,000,000.00, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated October 10, 2003, executed by

Borrower, payable to the order of Lender, in the original principal amount of $40,666,666.66, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Revolving Credit Note dated June 4, 2002, executed by Borrower, payable to the order of Lender, in the original principal amount of $44,000,000.00.

      THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                       TRINITY INDUSTRIES, INC.

                                       By: /s/ William McWhirter
                                           -------------------------------------
                                           William McWhirter, Vice President and
                                           Chief Financial Officer

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

                      Interest       Amount of    Unpaid
       Amount of       Period        Principal   Principal           Notation
Date   Loan Made   (if applicable)    Repaid      Balance    Total    Made By
----   ---------   ---------------   ---------   ---------   -----   --------
----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$60,000,000                                                       April 20, 2005

      FOR VALUE RECEIVED, the undersigned, TRINITY INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay, without setoff or counterclaim, to the order of THE ROYAL BANK OF SCOTLAND PLC (the "Lender") on the Revolving Commitment Termination Date the principal sum of SIXTY MILLION AND NO/100 DOLLARS ($60,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the Lenders party thereto (including the Lender), The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A. as Syndication Agents, Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor-in-interest to JPMorgan Chase Bank), as Administrative Agent (the "Administrative Agent").

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Amended and Restated Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Amended and Restated Revolving Credit Note and on which such Indebtedness may be declared to be immediately due and payable. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      This Amended and Restated Revolving Credit Note amends and restates in its entirety (but does not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated March 10, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $30,000,000.00, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated October 10, 2003, executed by Borrower, payable to the order of Lender, in the original principal amount of $40,666,666.67, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Revolving Credit Note dated June 4, 2002, executed by Borrower, payable to the order of Lender, in the original principal amount of $44,000,000.00.

      THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                       TRINITY INDUSTRIES, INC.

                                       By: /s/ William McWhirter
                                           -------------------------------------
                                           William McWhirter, Vice President and
                                           Chief Financial Officer

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

                      Interest       Amount of    Unpaid
       Amount of       Period        Principal   Principal           Notation
Date   Loan Made   (if applicable)    Repaid      Balance    Total    Made By
----   ---------   ---------------   ---------   ---------   -----   --------
----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$55,000,000                                                       April 20, 2005

      FOR VALUE RECEIVED, the undersigned, TRINITY INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay, without setoff or counterclaim, to the order of WACHOVIA BANK (the "Lender") on the Revolving Commitment Termination Date the principal sum of FIFTY-FIVE MILLION AND NO/100 DOLLARS ($55,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the Lenders party thereto (including the Lender), The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A. as Syndication Agents, Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor-in-interest to JPMorgan Chase Bank), as Administrative Agent (the "Administrative Agent").

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Amended and Restated Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Amended and Restated Revolving Credit Note and on which such Indebtedness may be declared to be immediately due and payable. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      This Amended and Restated Revolving Credit Note amends and restates in its entirety (but does not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated March 10, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $25,000,000.00, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Revolving Credit Note dated June 4, 2002, executed by Borrower, payable to the order of Lender, in the original principal amount of $25,000,000.00.

      THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                       TRINITY INDUSTRIES, INC.

                                       By: /s/ William McWhirter
                                           -------------------------------------
                                           William McWhirter, Vice President and
                                           Chief Financial Officer

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

                      Interest       Amount of    Unpaid
       Amount of       Period        Principal   Principal           Notation
Date   Loan Made   (if applicable)    Repaid      Balance    Total    Made By
----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$55,000,000                                                       April 20, 2005

      FOR VALUE RECEIVED, the undersigned, TRINITY INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay, without setoff or counterclaim, to the order of BANK OF AMERICA, N.A. (the "Lender") on the Revolving Commitment Termination Date the principal sum of FIFTY-FIVE MILLION AND NO/100 DOLLARS ($55,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the Lenders party thereto (including the Lender), The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A. as Syndication Agents, Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor-in-interest to JPMorgan Chase Bank), as Administrative Agent (the "Administrative Agent").

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Amended and Restated Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Amended and Restated Revolving Credit Note and on which such Indebtedness may be declared to be immediately due and payable. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      This Amended and Restated Revolving Credit Note amends and restates in its entirety (but does not cancel or extinguish the indebtedness evidenced by) that certain Revolving Credit Note dated March 10, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $30,000,000.00.

      THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                       TRINITY INDUSTRIES, INC.

                                       By: /s/ William McWhirter
                                           -------------------------------------
                                           William McWhirter, Vice President and
                                           Chief Financial Officer

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

                      Interest       Amount of    Unpaid
       Amount of       Period        Principal   Principal           Notation
Date   Loan Made   (if applicable)    Repaid      Balance    Total    Made By
----   ---------   ---------------   ---------   ---------   -----   --------
----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$45,000,000                                                       April 20, 2005

      FOR VALUE RECEIVED, the undersigned, TRINITY INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay, without setoff or counterclaim, to the order of DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES (the "Lender") on the Revolving Commitment Termination Date the principal sum of FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the Lenders party thereto (including the Lender), The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A. as Syndication Agents, Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor-in-interest to JPMorgan Chase Bank), as Administrative Agent (the "Administrative Agent").

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Amended and Restated Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Amended and Restated Revolving Credit Note and on which such Indebtedness may be declared to be immediately due and payable. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      This Amended and Restated Revolving Credit Note amends and restates in its entirety (but does not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated March 10, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $30,000,000.00, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Revolving Credit Note dated October 10, 2003, executed by Borrower, payable to the order of Lender, in the original principal amount of $40,666,666.67, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain

Revolving Credit Note dated June 4, 2002, executed by Borrower, payable to the order of Lender, in the original principal amount of $44,000,000.00.

      THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                       TRINITY INDUSTRIES, INC.

                                       By: /s/ William McWhirter
                                           -------------------------------------
                                           William McWhirter, Vice President and
                                           Chief Financial Officer

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

                      Interest       Amount of    Unpaid
       Amount of       Period        Principal   Principal           Notation
Date   Loan Made   (if applicable)    Repaid      Balance    Total    Made By
----   ---------   ---------------   ---------   ---------   -----   --------
----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$30,000,000                                                       April 20, 2005

      FOR VALUE RECEIVED, the undersigned, TRINITY INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay, without setoff or counterclaim, to the order of BNP PARIBAS (the "Lender") on the Revolving Commitment Termination Date the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the Lenders party thereto (including the Lender), The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A. as Syndication Agents, Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor-in-interest to JPMorgan Chase Bank), as Administrative Agent (the "Administrative Agent").

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Amended and Restated Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Amended and Restated Revolving Credit Note and on which such Indebtedness may be declared to be immediately due and payable. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      This Amended and Restated Revolving Credit Note amends and restates in its entirety (but does not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated March 10, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $25,000,000.00, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Revolving Credit Note dated June 4, 2002, executed by Borrower, payable to the order of Lender, in the original principal amount of $35,000,000.00.

      THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                       TRINITY INDUSTRIES, INC.

                                       By: /s/ William McWhirter
                                           -------------------------------------
                                           William McWhirter, Vice President and
                                           Chief Financial Officer

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

                      Interest       Amount of    Unpaid
       Amount of       Period        Principal   Principal           Notation
Date   Loan Made   (if applicable)    Repaid      Balance    Total    Made By
----   ---------   ---------------   ---------   ---------   -----   --------
----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$25,000,000                                                       April 20, 2005

      FOR VALUE RECEIVED, the undersigned, TRINITY INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay, , without setoff or counterclaim, to the order of CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch (the "Lender") on the Revolving Commitment Termination Date the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the Lenders party thereto (including the Lender), The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A. as Syndication Agents, Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor-in-interest to JPMorgan Chase
Bank), as Administrative Agent (the "Administrative Agent").

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Amended and Restated Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Amended and Restated Revolving Credit Note and on which such Indebtedness may be declared to be immediately due and payable. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      This Amended and Restated Revolving Credit Note amends and restates in its entirety (but does not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated March 10, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $10,000,000.00, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Revolving Credit Note dated June 4, 2002, executed by Borrower, payable to the order of Lender, in the original principal amount of $10,000,000.00.

      THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                       TRINITY INDUSTRIES, INC.

                                       By: /s/ William McWhirter
                                           -------------------------------------
                                           William McWhirter, Vice President and
                                           Chief Financial Officer

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

                      Interest       Amount of    Unpaid
       Amount of       Period        Principal   Principal           Notation
Date   Loan Made   (if applicable)    Repaid      Balance    Total    Made By
----   ---------   ---------------   ---------   ---------   -----   --------
----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE

$ 10,000,000                                                      April 20, 2005

      FOR VALUE RECEIVED, the undersigned, TRINITY INDUSTRIES, INC., a Delaware corporation (the "Borrower"), promises to pay, , without setoff or counterclaim, to the order of AMEGY BANK NATIONAL ASSOCIATION (successor-in-interest to Southwest Bank of Texas, N.A.) (the "Lender") on the Revolving Commitment Termination Date the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to that certain Second Amended and Restated Credit Agreement, dated as of April 20, 2005 (together will all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among the Borrower, the Lenders party thereto (including the Lender), The Royal Bank of Scotland plc, Wachovia Bank, N.A. and Bank of America, N.A. as Syndication Agents, Dresdner Bank AG, New York and Grand Cayman Branches, as Documentation Agent, and JPMorgan Chase Bank, N.A. (successor-in-interest to JPMorgan Chase Bank), as Administrative Agent (the "Administrative Agent").

      The Borrower also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

      Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

      This Amended and Restated Revolving Credit Note is one of the Revolving Credit Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Amended and Restated Revolving Credit Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Amended and Restated Revolving Credit Note and on which such Indebtedness may be declared to be immediately due and payable. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

      This Amended and Restated Revolving Credit Note amends and restates in its entirety (but does not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated April 8, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $15,000,000, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Amended and Restated Revolving Credit Note dated March 10, 2004, executed by Borrower, payable to the order of Lender, in the original principal amount of $10,000,000.00, which Amended and Restated Revolving Credit Note amended and restated in its entirety (but did not cancel or extinguish the indebtedness evidenced by) that certain Revolving Credit Note dated October 10, 2003, executed by Borrower, payable to the order of Lender, in the original principal amount of $10,000,000.00.

      THIS AMENDED AND RESTATED REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

                                       TRINITY INDUSTRIES, INC.

                                       By: /s/ William McWhirter
                                           -------------------------------------
                                           William McWhirter, Vice President and
                                           Chief Financial Officer

                     REVOLVING LOANS AND PRINCIPAL PAYMENTS

                      Interest       Amount of    Unpaid
       Amount of       Period        Principal   Principal           Notation
Date   Loan Made   (if applicable)    Repaid      Balance    Total    Made By
----   ---------   ---------------   ---------   ---------   -----   --------
----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

----   ---------   ---------------   ---------   ---------   -----   --------

                                                                       EXHIBIT G

                                    [FORM OF]
                               SECURITY AGREEMENT

      THIS SECURITY AGREEMENT (this "Agreement") dated as of ____________, 20___, is by and among TRINITY INDUSTRIES, INC., a Delaware corporation (the "Borrower") and the undersigned subsidiaries of the Borrower and any subsidiary who hereafter becomes a party hereto (each, including the Borrower, a "Debtor" and collectively the "Debtors") and JPMORGAN CHASE BANK, N.A., as collateral agent for certain parties under the hereafter defined Intercreditor Agreement (the "Agent").

                                    RECITALS:

      The Debtors, the Agent and certain other parties have entered into that certain Intercreditor Agreement dated as of April 20, 2005 (as the same may be amended, restated or otherwise modified from time to time, the "Intercreditor Agreement"). This Agreement is executed pursuant to the terms of the Intercreditor Agreement and as required by the terms of the Transaction Documents (as such term is defined in the Intercreditor Agreement).

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in fulfillment of the requirements of the Transaction Documents, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.01 Definitions. As used in this Agreement, the following terms have the following meanings:

            "Collateral" has the meaning specified in Section 2.01 of this Agreement.

            "Obligations" has the meaning ascribed to such term in the Intercreditor Agreement; provided that with respect to each Debtor, the obligations secured hereby shall be limited, with respect to each Debtor, to an aggregate amount equal to the largest amount that would not render such Debtor's obligations hereunder and under all other Transaction Documents subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

            "Subsidiary Joinder Agreement" means a Subsidiary Joinder Agreement in substantially the form of Exhibit A hereto.

            "UCC" means the Uniform Commercial Code as in effect in the State of Texas from time to time.

      Section 1.01 Other Definitional Provisions. Terms used herein that are defined in the Intercreditor Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Intercreditor Agreement. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located. Terms used herein, which are defined in the UCC, unless otherwise defined herein or in the Intercreditor Agreement, shall have the meanings determined in accordance with the UCC.

                                   ARTICLE II
                                SECURITY INTEREST

      Section 2.01 Security Interest. As collateral security for the prompt payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), each Debtor pledges and assigns to the Agent, and grants to the Agent a continuing lien on and security interest in, all of such Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively with respect to any Debtor or all Debtors, as the context requires, the "Collateral"):

            (a) all accounts, and all documents, chattel paper, instruments, general intangibles and all books and records pertaining to or otherwise related to, all accounts receivable, and all products and proceeds thereof; and

            (b) all inventory and all accessions thereto and all products and proceeds thereof; provided, that, the term "Collateral" shall expressly not include the "Excluded Collateral" (as such term is defined in the Revolver Agreement [as defined in the Intercreditor Agreement]).

      Section 2.02 Debtor Remains Liable. Notwithstanding anything to the contrary contained herein, (a) each Debtor shall remain liable under the documentation included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights or remedies hereunder shall not release any Debtor from any of its duties or obligations under such documentation, (c) the Agent shall not have any obligation under any of such documentation included in the Collateral by reason of this Agreement, and (d) the Agent shall not be obligated to perform any of the obligations of any Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

      As of the date of this Agreement, each Debtor represents and warrants to the Agent and the Creditors that:

      Section 3.01 Location of Inventory; Third Parties in Possession. All of its inventory is located at the places specified in Schedule 3.01 for such Debtor. Schedule 3.01 correctly identifies the landlords or mortgagees, if any, of each of its locations identified in Schedule 3.01. Except for the Persons identified on Schedule 3.01 who hold Collateral in the capacity designated on
Schedule 3.01, no Person other than the Debtors and the Agent has possession of any of the Collateral. None of its Collateral has been located in any location within the past four months other than as set forth on Schedule 3.01 for such Debtor.

      Section 3.02 Office Locations; Fictitious Names; Tax I.D. Number. Its principal place of business, chief executive office and jurisdiction of organization are located at the place or places identified for it on Schedule
3.01. Within the last four months it has not had any other chief place of business, chief executive office, or jurisdiction of organization except as disclosed on Schedule 3.01. Schedule 3.01 also sets forth all other places where it keeps its books and records and all other locations where it has a place of business. It does not do business and has not done business during the past five years under any trade - name or fictitious business name except as disclosed on Schedule 3.02. Schedule 3.02 sets forth an accurate list of all names of all of its predecessor companies including the names of any entities it acquired (by stock purchase, asset purchase, merger or otherwise), the chief place of business, chief executive office and jurisdiction of organization of each such predecessor company and each jurisdiction in which any collateral purchased from such companies was located at the time of purchase. For purposes of the foregoing, a "predecessor company" shall mean, with respect to a Debtor, any Person whose assets or equity interests are acquired by such Debtor or who was merged with or into such Debtor within the last four months prior to the date hereof. Its United States Federal Income Tax I.D. Number and organizational identification number are set forth on Schedule 3.02.

      Section 3.03 Delivery of Collateral. It has delivered to the Agent all Collateral the possession of which is necessary to perfect the security interest of the Agent therein.

      Section 3.04 Organization; Powers. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a material adverse effect on such Debtor or its Collateral, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

      Section 3.05 Authorization; Enforceability. This Agreement and the other Transaction Documents to be entered into by each Debtor are within such Debtor's corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each Debtor and constitutes, and each other Transaction Document to which any Debtor is to be a party, when executed and delivered, will constitute, a legal, valid and binding obligation of such Debtor (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

      Section 3.06 Governmental Approvals; No Conflicts. The execution, performance and delivery of the Transaction Documents by each Debtor (a) does not require any consent or approval of, registration or filing with (other than the inclusion of this Agreement as an exhibit to routine filings under the Securities Exchange Act of 1934 and filings required to perfect the security interests herein granted required by the Uniform Commercial Code), or any other action by, any governmental authority, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of any Debtor or any order of any governmental authority, (c) will not violate in any material respect or result in a material default under any indenture, material agreement or other instrument binding upon any Debtor or its assets, or give rise to a right thereunder to require any payment to be made by any Debtor, and
(d) will not result in the creation or imposition of any security interest or lien on any asset of any Debtor except as specifically contemplated hereby.

                                   ARTICLE IV
                                    COVENANTS

      Each Debtor covenants and agrees with the Agent that until the Obligations are paid and performed in full and the Intercreditor Agreement terminates:

      Section 4.01 Accounts. It shall, in accordance with its customary business practices, endeavor to collect or cause to be collected from each account debtor under its accounts, as and when due, any and all amounts owing under such accounts. Without the prior written consent of the Agent, it shall not, except in the ordinary course of business when no Event of Default exists, (a) grant any extension of time for any payment with respect to any of its accounts beyond 120 days after such payment's due date, (b) compromise, compound, or settle any of its accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of its accounts, (d) allow any credit or discount for payment with respect to any of its accounts other than trade or other customary discounts granted in the ordinary course of business, or (e) release any lien, security interest or guaranty securing any of its accounts unless the account has been paid.

      Section 4.02 Further Assurances; Exceptions to Perfection. At any time and from time to time, upon the request of the Agent, and at its sole expense, it shall, promptly execute and deliver all such further agreements, instruments and documentation and take such further action as the Agent may reasonably deem necessary or appropriate to preserve and perfect the Agent's security interest in the Collateral and carry out the provisions and purposes of this Agreement or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral. Without limiting the generality of the foregoing, it shall upon reasonable request by the Agent, (i) execute and deliver to the Agent such financing statements as the Agent may from time to time require (each Debtor also hereby authorizes the Agent to file such financing statements without Debtor's signature naming it as debtor, the Agent as secured party and describing the Collateral, in each case as the Agent may deem appropriate); (ii) take such action as the Agent may request to permit the Agent to have control over any deposit account; (iii) deliver to the Agent all Collateral the possession of which is necessary to perfect the security interest therein, duly endorsed and/or accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and
(iv) execute and deliver to the Agent such other agreements, instruments and documentation as the Agent may reasonably require to perfect and maintain the validity, effectiveness and priority of the security interests intended to be created by this Agreement; except that, prior to the occurrence of a Potential
Default:

            (a) the Debtors may retain and utilize in the ordinary course of business proceeds of accounts;

            (b) the Debtors may retain and utilize in the ordinary course of business any letters of credit received in the ordinary course of business;

            (c) the Debtors may retain any documents received and further negotiated in the ordinary course of business; and

            (d) no Debtor shall be required to grant the Agent control over any deposit, commodity or security account.

If a Potential Default occurs and the Agent requests, then the Debtors shall take such action as the Agent may reasonably request to perfect and protect the security interests of the Agent in all of the Collateral, including without limitation, the following actions: (A) the delivery to the Agent of all Collateral the possession of which is necessary to perfect the security interest of the Agent therein; (B) instructing all account debtors to make payment on accounts and any other Collateral to a post office box or boxes or to a deposit account under the control and in the name of the Agent and (C) any other of the actions described in Section 4.02(i) through Section 4.02(iv) above.

      Section 4.03 Third Parties in Possession of Collateral. It shall not permit any third Person (including any warehouseman, bailee, agent, consignee or processor) to hold any Collateral, unless it shall: (a) notify such third Person of the security interests created hereby; (b) instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions; and
(c) subject to Section

4.02, take all other actions the Agent reasonably deems necessary to perfect and protect its and such Debtor's interests in such Collateral pursuant to the requirements of the Uniform Commercial Code of the applicable jurisdiction where the warehouseman, bailee, consignee, agent, processor or other third Person is located (including the filing of a financing statement in the proper jurisdiction naming the applicable third Person as debtor and the Agent as secured party and notifying such third Person's secured lenders of its interest in such Collateral before such third Person receives possession of the Collateral in question).

      Section 4.04 Corporate Changes. It shall not change its name, identity, jurisdiction of organization, or corporate structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading or its United States Federal Tax I.D. Number or organizational identification number unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action reasonably deemed necessary or desirable by the Agent to protect the Agent's security interest in the Collateral with the perfection and priority thereof required by the Transaction Documents and this Agreement. It shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Agent thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Agent to cause the Agent's security interest in the Collateral to be perfected with the priority required by the Transaction Documents and this Agreement.

      Section 4.05 Inventory. It shall keep its inventory at (or in transit to) any of its locations specified on Schedule 3.01 hereto or at such other places within the United States of America as provided in a written notice to the Agent.

      Section 4.06 Warehouse Receipts Non - Negotiable. It agrees that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any portion of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to the Agent.

                                    ARTICLE V
                               RIGHTS OF THE AGENT

      Section 5.01 POWER OF ATTORNEY. EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AND ANY OFFICER OR AGENT THEREOF, WITH FULL POWER OF SUBSTITUTION, AS ITS TRUE AND LAWFUL ATTORNEY-IN-FACT WITH FULL IRREVOCABLE POWER AND AUTHORITY IN THE NAME OF SUCH DEBTOR OR IN ITS OWN NAME, TO TAKE, WHEN A POTENTIAL DEFAULT EXISTS, ANY AND ALL ACTIONS AND TO EXECUTE ANY AND ALL DOCUMENTS AND INSTRUMENTS WHICH THE AGENT AT ANY TIME AND FROM TIME TO TIME DEEMS NECESSARY OR DESIRABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT AND, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH DEBTOR HEREBY GIVES THE AGENT THE POWER AND RIGHT ON SUCH DEBTOR'S BEHALF AND IN SUCH DEBTOR'S OWN NAME TO DO ANY OF THE FOLLOWING WHEN A POTENTIAL DEFAULT EXISTS, WITH NOTICE TO THE BORROWER BUT WITHOUT THE CONSENT OF ANY DEBTOR:

            (a) to demand, sue for, collect or receive, in the name of such Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

            (b) to pay or discharge taxes, liens or other encumbrances levied or placed on or threatened against the Collateral;

            (c) to notify post office authorities to change the address for delivery of mail of such Debtor to an address designated by the Agent and to receive, open, and dispose of mail addressed to such Debtor;

            (d) (1) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Agent or as the Agent shall direct (each Debtor agrees that if any proceeds of any Collateral (including payments made in respect of accounts) shall be received by it while a Potential Default exists, it shall promptly deliver such proceeds to the Agent with any necessary endorsements, and until such proceeds are delivered to the Agent, such proceeds shall be held in trust by it for the benefit of the Agent and shall not be commingled with any other funds or property of it); (2) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (3) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (4) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (5) to defend any suit, action or proceeding brought against it with respect to any Collateral; (6) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (7) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Agent may determine; (8) to add or release any guarantor, endorser, surety or other party to any of the Collateral; (9) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (10) to grant or issue any exclusive or nonexclusive license under or with respect to any of the intellectual property (subject to the rights of third parties under pre - existing licenses); (11) to endorse its name on all applications and other documentation necessary or desirable in order for the Agent to use any intellectual property; (12) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (13) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Debtors' expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Agent's security interest therein.

      THIS POWER OF ATTORNEY IS A POWER COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL TERMINATION OF THIS AGREEMENT IN ACCORDANCE WITH SECTION 7.11. The Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Agent in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Agent nor any Person designated by the Agent shall be liable for any act or omission or for any error of judgment or any mistake of fact or law, except any of the same resulting from its or their gross negligence or willful misconduct. This power of attorney is conferred on the Agent solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Agent shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any lien or security interest given to secure the Collateral.

      Section 5.02 Assignment by the Agent. The Agent and each Creditor may at any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Transaction Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, the Transaction Documents, and such Person shall thereupon become vested with all the benefits thereof granted to the Agent and the Creditors, respectively, herein or otherwise.

      Section 5.03 Possession; Reasonable Care. The Agent may, from time to time, in its sole discretion, appoint one or more agents to hold physical custody, for the account of the Agent, of any or all of the Collateral that the Agent has a right to possess. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                                   ARTICLE VI
                                     DEFAULT

      Section 6.01 Rights and Remedies. If an Event of Default exists, the Agent shall have the following rights and remedies:

            (a) In addition to all other rights and remedies granted to the Agent in this Agreement or in any other Transaction Document or by applicable law, the Agent shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral). Without limiting the generality of the foregoing, the Agent may (1) without demand or notice to any Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Agent may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (2) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable or otherwise as may be permitted by law. The Agent shall have the right at any public sale or sales, and, to the extent permitted by applicable law, at any private sale or sales, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of any Debtor, which right or equity of redemption is hereby expressly waived and released by each Debtor. Upon the request of the Agent, each Debtor shall assemble its Collateral and make it available to the Agent at any place designated by the Agent that is reasonably convenient to such Debtor and the Agent. Each Debtor agrees that the Agent shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or of the time after which any private sale may take place and that such notice shall constitute reasonable notice of such matters. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale of Collateral may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Each Debtor shall be liable for all reasonable expenses of retaking, holding, preparing for sale or the like, and all reasonable attorneys' fees, legal expenses and other costs and expenses incurred by the Agent in connection with the collection of the Obligations and the enforcement of the Agent's rights under this Agreement. Each Debtor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full to the extent provided in the Transaction Documents. The Agent shall apply the proceeds of Collateral against the Obligations as provided in the Intercreditor Agreement. Each Debtor waives all rights of marshalling, valuation and appraisal in respect of the Collateral. Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and then or at any time thereafter applied in whole or in part by the Agent against, the Obligations in the order permitted by the Intercreditor Agreement. The Agent shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement or the Intercreditor Agreement.

            (b) The Agent may cause any or all of the Collateral held by it to be transferred into the name of the Agent or the name or names of the Agent's nominee or nominees.

            (c) The Agent may exercise any and all of the rights and remedies of any Debtor under or in respect of the Collateral, including, without limitation, any and all rights of it to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral.

            (d) The Agent may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

            (e) On any sale of the Collateral, the Agent is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Agent's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

            (f) For purposes of enabling the Agent to exercise its rights and remedies under this Section 6.01 and enabling the Agent and its successors and assigns to enjoy the full benefits of the Collateral in each case as the Agent shall be entitled to exercise its rights and remedies under this Section 6.01, each Debtor hereby grants to the Agent an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to it) to, if an Event of Default exists, use, assign, license or sublicense any of its intellectual property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof and further including in such license such rights of quality control and inspection as are reasonably necessary to prevent the trademarks included in such license from claims of invalidation. This license shall also inure to the benefit of all successors, assigns and transferees of the Agent.

                                   ARTICLE VII
                                  MISCELLANEOUS

      Section 7.01 No Waiver; Cumulative Remedies. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

      Section 7.02 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each Debtor and the Agent and respective successors and assigns, except that no Debtor may assign any of its rights or obligations under this Agreement without the prior written consent of the Creditors.

      Section 7.03 AMENDMENT; ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. Except as contemplated by the execution and delivery of a Subsidiary Joinder Agreement (which only needs to be signed by the party thereto), the provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto and the number of Creditors required by the Intercreditor Agreement.

      Section 7.04 Notices. All notices and other communications provided for in this Agreement shall be given or made in accordance with the Intercreditor Agreement.

      Section 7.05 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

      Section 7.06 Headings. The headings, captions, and arrangements used in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

      Section 7.07 Survival of Representations and Warranties. All representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Agent shall affect the representations and warranties or the right of the Agent or any Creditor to rely upon them.

      Section 7.08 Counterparts. This Agreement may be executed in any number of counterparts and on facsimile counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      Section 7.09 Waiver of Bond. In the event the Agent seeks to take possession of any or all of the Collateral by judicial process, each Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action.

      Section 7.10 Severability. Any provision of this Agreement which is determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 7.11 Termination. If all of the Obligations shall have been paid and performed in full, all commitments of the Agent and the Creditors under the Transaction Documents shall have expired or terminated, the Agent shall, upon the written request of a Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to each Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

      Section 7.12 Obligations Absolute. All rights and remedies of the Agent hereunder, and all obligations of each Debtor hereunder, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of any of the Transaction Documents;

            (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any of the Transaction Documents;

            (c) any exchange, release, or non - perfection of any Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations; or

            (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, a third party pledgor.

                           [Signature Page to Follow]

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                  DEBTORS:

                                  TRINITY INDUSTRIES, INC.
                                  TRANSIT MIX CONCRETE & MATERIALS COMPANY
                                  TRINITY INDUSTRIES LEASING COMPANY
                                  TRINITY MARINE PRODUCTS, INC.
                                  TRINITY RAIL GROUP, LLC
                                  TRINITY TANK CAR, INC.
                                  TRINITY RAIL COMPONENTS & REPAIR, INC.
                                  THRALL TRINITY FREIGHT CAR, INC.

                                  By:__________________________________________
                                     __________________________________________
                                       Authorized Officer for all Debtors

                                  AGENT:

                                  JPMORGAN CHASE BANK, N.A., as the Collateral
                                  Agent under the Intercreditor Agreement

                                  By:    ______________________________________
                                  Name:  ______________________________________
                                  Title: ______________________________________

                         Index to Schedules and Exhibits

                                       to

                               Security Agreement

Schedules
---------

Schedule 3.01      -    Locations
Schedule 3.02      -    Trade and Other Names, Tax ID Number

Exhibits
--------

Exhibit A          -    Subsidiary Joinder Agreement

                                  SCHEDULE 3.01

                                       TO

                            TRINITY INDUSTRIES, INC.
                               SECURITY AGREEMENT

                                    Locations

                           1. TRINITY INDUSTRIES, INC.

I.    Chief Place of Business and Chief Executive Office of Debtor:

                                                Name and Address of
       Location                          Landlord or Mortgagee of Premises
----------------------                   ----------------------------------
2525 Stemmons Freeway
Dallas, Texas  75207

II.   Jurisdiction of Organization: Delaware
III.  Organizational I.D. Number:  2098029
IV.   Other Locations:
            Alabama
            Arizona
            Arkansas
            Florida
            Georgia
            Illinois
            Indiana
            Kentucky
            Louisiana

                         G-Schedule 3.01 - Page 1

            Maryland
            Mississippi
            North Carolina
            Ohio
            Oklahoma
            Pennsylvania
            Tennessee
            Texas

      A.    Other Leased or Owned Locations:

                                                         Name and Address of Landlord
                                                                 or Mortgagee
Street Address  City   ST   Zip Code  County  Lease/Own      of Premises (if any)
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------
--------------  ----  ----  --------  ------  ---------  ----------------------------

                            G-Schedule 3.01 - Page 2

V.    Third Parties in Possession: _______________

                   2. TRANSIT MIX CONCRETE & MATERIALS COMPANY

I.    Chief Place of Business and Chief Executive Office of Debtor:

                                         Name and Address of Landlord or
      Location                                Mortgagee of Premises
----------------------                   --------------------------------
2525 Stemmons Freeway
Dallas, Texas  75207

II.   Jurisdiction of Organization: Delaware
III.  Organizational I.D. Number: 2274660
IV.   Other Locations:
              Colorado
              Louisiana
              Texas

V.    Third Parties in Possession: ____________

                      3. TRINITY INDUSTRIES LEASING COMPANY

I.    Chief Place of Business and Chief Executive Office of Debtor:

                                       Name and Address of Landlord or
      Location                              Mortgagee of Premises
---------------------                  --------------------------------
2525 Stemmons Freeway
Dallas, Texas  75207

II.   Jurisdiction of Organization:  Delaware
III.  Organizational I.D. Number: 2147288
IV.   Other Locations:

                            G-Schedule 3.01 - Page 3

              Illinois
              Texas

V.    Third Parties in Possession: _____________________

                        4. TRINITY MARINE PRODUCTS, INC.

I.    Chief Place of Business and Chief Executive Office of Debtor:

                                      Name and Address of Landlord or
      Location                              Mortgagee of Premises
----------------------                --------------------------------
2525 Stemmons Freeway
Dallas, Texas 75207

II.   Jurisdiction of Organization:  Delaware
III.  Organizational I.D. Number:  2602621
IV.   Other Locations:
               Kentucky
               Louisiana
               Missouri
               Tennessee

V.    Third Parties in Possession: _______________

                            G-Schedule 3.01 - Page 4

                           5. TRINITY RAIL GROUP, LLC

I.    Chief Place of Business and Chief Executive Office of Debtor:

                                      Name and Address of Landlord or
      Location                              Mortgagee of Premises
----------------------                --------------------------------
2521 State Street
Chicago, Illinois 60411

II.   Jurisdiction of Organization: Delaware
III.  Organizational I.D. Number: 3474715
IV.   Other Locations: ______________
V.    Third Parties in Possession: _______________

                            6. TRINITY TANK CAR, INC.

I.    Chief Place of Business and Chief Executive Office of Debtor:

                                      Name and Address of Landlord or
      Location                              Mortgagee of Premises
----------------------                --------------------------------
2525 Stemmons Freeway
Dallas, Texas 75207

II.   Jurisdiction of Organization: Delaware
III.  Organizational I.D. Number: 3450692
IV.   Other Locations: _______________
V.    Third Parties in Possession: _______________

                            G-Schedule 3.01 - Page 5

                    7. TRINITY RAIL COMPONENTS & REPAIR, INC.

I.    Chief Place of Business and Chief Executive Office of Debtor:

                                      Name and Address of Landlord or
      Location                              Mortgagee of Premises
----------------------                --------------------------------
2525 Stemmons Freeway
Dallas, Texas 75207

II.   Jurisdiction of Organization: Delaware
III.  Organizational I.D. Number: 3450691
IV.   Other Locations:  _______________
V.    Third Parties in Possession: _______________

                       8. THRALL TRINITY FREIGHT CAR, INC.

I.    Chief Place of Business and Chief Executive Office of Debtor:

                                      Name and Address of Landlord or
      Location                              Mortgagee of Premises
----------------------                --------------------------------
2521 State Street
Chicago, Illinois 60411

II.   Jurisdiction of Organization: Delaware
III.  Organizational I.D. Number: 3450694
IV.   Other Locations: _______________
V.    Third Parties in Possession: _______________

                            G-Schedule 3.01 - Page 6

                                  SCHEDULE 3.02
                                       TO
                            TRINITY INDUSTRIES, INC.
                               SECURITY AGREEMENT

                     Trade And Other Names; Tax I.D. Number

                           1. TRINITY INDUSTRIES, INC.

I.    Trade and Other Names:  Texas New Industries, Inc.
                              Trinity Industries Manufacturing and
                              Fabrication, Inc.

II.   United States Federal Income Tax I.D. Number: 75-0225040

III.  Predecessor Companies: __________________

Company Name     Jurisdiction of Organization     Chief Executive Office     Other Locations
------------     ----------------------------     ----------------------     ---------------
------------     ----------------------------     ----------------------     ---------------
------------     ----------------------------     ----------------------     ---------------

                   2. TRANSIT MIX CONCRETE & MATERIALS COMPANY

I.    Trade and Other Names: __________________

II.   United States Federal Income Tax I.D. Number: _______________

III.  Predecessor Companies: __________________

                            G-Schedule 3.02 - Page 1

                      3. TRINITY INDUSTRIES LEASING COMPANY

I.    Trade and Other Names: __________________

II.   United States Federal Income Tax I.D. Number: _______________

III.  Predecessor Companies: __________________

                        4. TRINITY MARINE PRODUCTS, INC.

I.    Trade and Other Names: __________________

II.   United States Federal Income Tax I.D. Number: _______________

III.  Predecessor Companies: __________________

                           5. TRINITY RAIL GROUP, INC.

I.    Trade and Other Names: __________________

II.   United States Federal Income Tax I.D. Number: _______________

III.  Predecessor Companies: __________________

                            6. TRINITY TANK CAR, INC.

I.    Trade and Other Names: __________________

II.   United States Federal Income Tax I.D. Number: _______________

III.  Predecessor Companies: __________________

                            G-Schedule 3.02 - Page 2

                    7. TRINITY RAIL COMPONENTS & REPAIR, INC.

I.    Trade and Other Names: __________________

II.   United States Federal Income Tax I.D. Number: _______________

III.  Predecessor Companies: __________________

                       8. THRALL TRINITY FREIGHT CAR, INC.

I.    Trade and Other Names: __________________

II.   United States Federal Income Tax I.D. Number: _______________

III.  Predecessor Companies: __________________

                            G-Schedule 3.02 - Page 3

                                    EXHIBIT A
                                       TO
                            TRINITY INDUSTRIES, INC.
                               SECURITY AGREEMENT

                          SUBSIDIARY JOINDER AGREEMENT

      This SUBSIDIARY JOINDER AGREEMENT (this "Agreement") dated as of ____________________, 20__ is executed by the undersigned (the "Debtor") for the benefit of JPMORGAN CHASE BANK, N.A., in its capacity as agent for the Creditors a party to the hereafter identified Intercreditor Agreement (in such capacity herein, the "Agent") and for the benefit of such Creditors in connection with that certain Intercreditor Agreement dated as of April 20, 2005, among the Agent, TRINITY INDUSTRIES, INC. (the "Borrower"), certain of the Borrower's subsidiaries and the Creditors a party thereto (as modified, the "Intercreditor Agreement," and capitalized terms not otherwise defined herein being used herein as defined in the Intercreditor Agreement).

      The Debtor is a newly formed or newly acquired Subsidiary and is required to execute this Agreement pursuant to the Intercreditor Agreement.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees as follows:

      1. The Debtor assumes all the obligations of a "Debtor" under the Security Agreement and agrees that it is a "Debtor" and bound as a "Debtor" under the terms of the Security Agreement as if it had been an original signatory thereto. In furtherance of the foregoing, the Debtor hereby assigns, pledges and grants to Agent a security interest in all of its right, title and interest in and to Debtor's Collateral (as defined in the Security Agreement) to secure the Obligations under the terms of the Security Agreement.

      2. Schedules 3.01, 3.02 and 3.03 of the Security Agreement are hereby amended to add the information relating to Debtor set out on Schedules 3.01,
3.02 and 3.03 hereof. The Debtor hereby confirms that the representations and warranties set forth in Article III of the Security Agreement applicable to it and its Collateral are true and correct after giving effect to such amendment to the Schedules.

      3. In furtherance of its obligations under Section 4.02 of the Security Agreement but subject to Section 4.02 of the Security Agreement, Debtor agrees to execute and deliver such UCC financing statements naming the Debtor as debtor, the Agent as secured party and describing its Collateral and such other documentation (including intellectual property security agreements) as the Agent may require to evidence, protect and perfect the security created by the Security Agreement as modified hereby.

      4. This Agreement shall be deemed to be part of, and a modification to, the Security Agreement and shall be governed by all the terms and provisions of the Security Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Debtor enforceable against Debtor. The Debtor hereby waives notice of Agent's or any Creditor's acceptance of this Agreement.

                                G - EXHIBIT A-1

      IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the day and year first written above.

                                        Debtor:

                                        ________________________________________

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                G - EXHIBIT A-2

                                                                       EXHIBIT H

                                    [FORM OF]
                                PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT (this "Agreement") is made as of ______________, 20___, by TRINITY INDUSTRIES, INC., a Delaware corporation [SUBSIDIARY] ("Pledgor"), in favor of JPMORGAN CHASE BANK, N.A., as collateral agent (in such capacity, "Secured Party") for certain parties under the hereafter defined Intercreditor Agreement.

                                    RECITALS:

      Pledgor, Secured Party and certain other parties have entered into that certain Intercreditor Agreement dated as of April 20, 2005 (as the same may be amended, restated or otherwise modified from time to time, the "Intercreditor Agreement"). This Agreement is executed pursuant to the terms of the Intercreditor Agreement and as required by the terms of the Transaction Documents (as such term is defined in the Intercreditor Agreement).

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, and in fulfillment of the requirements of the Transaction Documents, the parties hereto hereby agree as follows:

      1. AGREEMENT.

            (a) Pledge. Upon the terms hereof, for value received, Pledgor hereby irrevocably and unconditionally pledges, assigns, hypothecates and transfers to Secured Party, for the ratable benefit of the Creditors a party to the Intercreditor Agreement, a first and prior pledge and security interest in
(1) all capital stock, equity and other ownership interests of ______________________________, ___________________________,
____________________________ and ________________________ (collectively, the
"Pledged Equity Issuers") owned beneficially or of record by Pledgor, and described on Exhibit A attached hereto (together with any certificate or instrument evidencing such interest) (the foregoing interests being referred to herein as the "Pledged Equity"), (2) any and all proceeds or other sums arising from or by virtue of, and all dividends and distributions (cash or otherwise) payable and/or distributable with respect to, all or any of the Pledged Equity, and (3) all cash, securities, dividends and other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Equity and any other property substituted or exchanged therefor (all of the foregoing described in clauses (1), (2) and (3) being collectively referred to herein as the "Collateral"). Unless otherwise defined in this Agreement, terms used herein shall have the meanings set forth in the Intercreditor Agreement or the Revolver Agreement (as defined in the Intercreditor Agreement) as the context shall require. Notwithstanding any contrary provision in this Agreement, however, the pledge hereunder is limited to the extent, if any, required so that such pledge is not subject to avoidance under applicable bankruptcy or other debtor relief laws.

      2. OBLIGATIONS. The following obligations (collectively, the "Obligations") are secured by this Agreement:

            (a) All Obligations (as such term is defined in the Intercreditor Agreement).

            (b) Without limiting the foregoing, all costs incurred by Secured Party to obtain, preserve, perfect and enforce this Agreement, the other Transaction Documents, and the pledge and security interest granted hereby, collect the Obligations, and maintain, preserve, collect and enforce the

Collateral, including, without limitation, taxes, assessments, attorneys' fees and legal expenses, and expenses of sale.

            (c) Interest on the above amounts as agreed to by Pledgor under the Transaction Documents, including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Pledgor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section. 101 et seq. whether or not a claim is allowed for the same in any such proceeding.

      3. COVENANTS, REPRESENTATIONS AND WARRANTIES.

            (a) Representations and Warranties.

                  (1) Representations and Warranties Concerning Pledgor. Pledgor represents and warrants that (A) Pledgor is duly organized under the laws of the state of Delaware; (B) the chief place of business and chief executive office of Pledgor and the office where Pledgor keeps all of its records is located at 2525 Stemmons Freeway, Dallas, Texas 75270; (C) no consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the pledge by Pledgor of the Collateral pledged by it hereunder, for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest), or (iii) for the exercise by Secured Party of the rights provided for in this Agreement or in the Intercreditor Agreement, or the remedies in respect of the Collateral pursuant to this Agreement or the Intercreditor Agreement; (D) Pledgor possesses all material licenses and permits, required for its ownership of the Collateral and the operations of its business; (E) Pledgor is not, nor will the execution, delivery and performance and compliance with the terms of this Agreement cause Pledgor to be in violation of any applicable material law or in default (nor has any event occurred which, with notice or lapse of time or both, could constitute a default) under any debt or other contractual obligation of Pledgor; (F) except as disclosed in the Revolver Agreement, there is no litigation, arbitration or other proceeding pending or threatened against or affecting Pledgor or its assets or properties; and (G) Pledgor has full power, authority and legal right to execute, deliver and perform this Agreement.

                  (2) Representations and Warranties Concerning the Collateral. Pledgor represents and warrants that (A) the ownership interests pledged hereunder are duly authorized, validly issued, fully paid and non-assessable; (B) Pledgor is the sole legal and beneficial owner of the Collateral pledged by it and the pledge, assignment and delivery of the Collateral create a valid first and prior perfected security interest in the Collateral, and no other security agreement covering the Collateral, or any part thereof, has been made, and no pledge or security interest, other than the one herein created, has attached or been perfected in the Collateral or in any part thereof; and (C) no dispute, right of setoff, counterclaim or defense exists with respect to any part of the Collateral. The delivery at any time by Pledgor to Secured Party of Collateral shall constitute a representation and warranty by Pledgor under this Agreement that, (i) with respect to such Collateral, and each item thereof, Pledgor is the sole legal and beneficial owner of, with good title to, the Collateral, and (ii) the matters warranted in this paragraph are true and correct.

            (b) Covenants.

                  (1) Affirmative Covenants. Pledgor covenants and agrees (A) promptly to deliver to Secured Party all instruments, certificates, documents or agreements evidencing any of the Collateral; (B) from time to time promptly to execute and deliver to Secured Party all such other assignments, certificates, supplemental writings and financing statements, and do all other acts or things, as Secured Party or any Creditor may reasonably request in order more fully to evidence and perfect the security interest and pledge herein created or to effect the purposes of this Agreement; (C) promptly to furnish Secured Party with any information or writings which Secured Party or any Creditor may reasonably request concerning the Collateral; (D) to allow Secured Party or any Creditor to inspect all records of Pledgor relating to the Collateral, and to make and take away copies of such records, at Pledgor's expense, at such reasonable times and as often as may be reasonably requested by Secured Party or any such Creditor; (E) promptly to notify Secured Party of any change in any fact or circumstances warranted or represented by Pledgor in this Agreement or in any other writings furnished by or on behalf of Pledgor to Secured Party or any Creditor in connection with the Collateral; (F) promptly to notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest therein, and, at the request of Secured Party, appear in and defend, at Pledgor's expense, any such action or proceeding; and (G) promptly to pay to Secured Party the amount of all costs and attorneys' fees incurred by Secured Party hereunder or in connection with the enforcement hereof.

                  (2) Negative Covenants. Except as otherwise provided in the Revolver Agreement, Pledgor covenants and agrees that Pledgor will not (A) sell, assign or transfer any of Pledgor's rights in the Collateral; (B) create any other security interest or pledge in, mortgage or otherwise encumber the Collateral or any part thereof, or permit the same to be or become subject to any Lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except for Liens permitted by Section 7.02 of the Revolver Agreement; (C) approve any amendment to the certificate or articles of incorporation, the bylaws, or other charter documents of any Pledged Equity Issuer (other than ministerial amendments which would not adversely affect the rights of Secured Party or the Creditors hereunder).

      Notwithstanding anything to the contrary contained herein, in the event of any conflict between the terms and provisions of this Section 3(b) and the terms and provisions of Article VI or Article VII of the Revolver Agreement, the terms and provisions of Article VI and/or Article VII of the Revolver Agreement shall control.

      4. RIGHTS OF SECURED PARTY.

            (a) Rights to Dividends, Distributions, and Payments. With respect to such instruments which are certificates, bonds or other securities, Secured Party may demand of the obligor issuing the same, and may receive and receipt for, any and all dividends and other distributions (other than cash dividends) payable in respect thereof, whether ordinary or extraordinary. Secured Party shall have the authority, following the occurrence and during the continuance of an Event of Default and without notice to Pledgor, to have such certificates, bonds or other securities registered either in Secured Party's name or in the name of a nominee. If, while this Agreement is in effect, Pledgor shall become entitled to receive or shall receive any certificate (including, without limitation, any certificate representing a stock or ownership interest dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), option or rights, whether as an addition to, in substitution of, as a conversion of or in exchange for any of the Collateral, or otherwise, Pledgor agrees to accept the same as Secured Party's agent and to hold the same in trust on behalf of and for the benefit of Secured Party, and to deliver the same forthwith to Secured Party in the exact form received, with appropriate undated stock powers, duly executed in blank, to be held by Secured Party, subject to the terms hereof, as additional collateral security for the Obligations. Until and unless an Event of Default shall have occurred and be continuing, Pledgor shall be entitled to receive and utilize all cash dividends, principal, and interest paid in respect of the Collateral. After the occurrence and during the continuance of an Event of Default, Secured Party shall be entitled to all cash dividends and to any sums paid upon or in respect of the Collateral upon the liquidation, dissolution or reorganization of the issuer thereof which shall be paid to Secured Party to be held by it as additional collateral security for the Obligations. In case any distribution shall be made on or in respect of the Collateral pursuant to the reorganization, liquidation or dissolution of the issuer thereof, the property so distributed shall be delivered to Secured Party to be held by it as additional collateral security for the Obligations. After the occurrence and during the continuance of an Event of Default, all sums of money and property so paid or distributed in respect of the Collateral (other than proceeds of any liquidation or similar proceeding) which are received by Pledgor shall, until paid or delivered to Secured Party, be held by Pledgor in trust as additional Collateral for the Obligations.

            (b) Preservation of Collateral. Neither Secured Party nor any Creditor shall have any duty to fix or preserve rights against prior parties to the Collateral, nor be liable for any delay in the collection of, or failure to use diligence to collect on, the Obligations or any amount payable in respect of the Collateral.

            (c) Performance by Secured Party. Should any covenant, duty or agreement of Pledgor fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Pledgor, and any amount expended by Secured Party in such performance or attempted performance shall become a part of the Obligations, shall be payable upon demand and shall bear interest at a per annum rate equal to the lesser of (1) the Highest Lawful Rate, or (2) the rate set forth in Section 2.13(d) of the Revolver Agreement.

            (d) Voting Rights. It is expressly understood and agreed that Pledgor shall retain all voting rights to the Collateral until the occurrence and during the continuance of an Event of Default, at which time such voting rights for purposes of collateral preservation shall transfer to Secured Party, at its sole discretion and in accordance with Section 4(e) hereof; provided, however, that no voting, corporate or management rights shall be exercised or vote cast or consent, waiver or ratification given or action taken by Pledgor that would impair the Collateral or be inconsistent with or violate any provision of this Agreement or any other Transaction Documents.

            (e) Power of Attorney. PLEDGOR HEREBY IRREVOCABLY GRANTS TO SECURED PARTY PLEDGOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO VOTE ANY COLLATERAL AND APPOINTS SECURED PARTY AS PLEDGOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF SECURED PARTY'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING) ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

      5. DEFAULT.

            (a) Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, in addition to any and all other rights and remedies which Secured Party or any Creditor may then have hereunder, under any other Transaction Documents, under applicable law or otherwise, Secured Party at its option may, subject to any limitation or restriction imposed by any applicable bankruptcy, insolvency or other law relating to the relief of debtors, (1) obtain from any Person information regarding Pledgor, any issuer of the Collateral, or any of their businesses, which information any such Person may furnish without liability to Pledgor; (2) require Pledgor to give possession or control of any of the Collateral to Secured Party; (3) unless earlier permitted hereunder, take control of funds generated by the Collateral and any other proceeds and exercise all other rights which an owner of such Collateral may exercise; (4) declare the entire unpaid balance of principal and interest on the Obligations immediately due and payable, without notice, demand or presentment, which are hereby expressly waived; (5) reduce its claim to judgment, foreclose or otherwise enforce its security interest in all or any part of the Collateral by any available judicial procedure; (6) after notification, if any, provided for in this Agreement or any other Transaction Documents, sell or otherwise dispose of, at the office of Secured Party, all or any part of the Collateral, and any such sale or other disposition shall be in accordance with applicable law, and may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales may be made from time to time until all of the Collateral has been sold or until the Obligations have been paid in full), and at any such sale it shall not be necessary to exhibit the Collateral; (7) at its discretion, retain the Collateral in satisfaction of the Obligations whenever the circumstances are such that Secured Party is entitled to do so under applicable law; (8) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part hereof, and Pledgor hereby consents to any appointment; (9) buy the Collateral at any public sale; and (10) buy the Collateral at any private sale, subject to any restrictions imposed by applicable law. Pledgor agrees that, if notice is required to be given by applicable law, ten days' advance written notice shall constitute reasonable notice. Secured Party shall apply the proceeds of any collection, sale, disposition or other realization upon any Collateral as follows:

            First, to the payment of the costs and expenses of such collection, sale, disposition, or other realization, including reasonable out-of-pocket costs and expenses of Secured Party and the fees and expenses of its agents and counsel;

            Next, to the payment of the Obligations, as provided in the Intercreditor Agreement, and in such manner consistent with applicable laws as Secured Party in its discretion shall decide; and

            Finally, to the payment to Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

      If the proceeds of collection, sale, disposition, or other realization are insufficient to cover the costs and expenses of such realization and the payment in full of the Obligations, Pledgor shall remain liable for any deficiency.

            (b) Securities Laws; Transfer.

                  (1) Immediately upon the occurrence and during the continuance of an Event of Default, Pledgor hereby grants to Secured Party the right to have the Collateral, or any portion thereof, registered and sold under the Securities Act of 1933, as amended ("Securities Act"), or under any applicable state blue sky laws. If Secured Party shall determine to exercise its right to sell any or all of the Collateral pursuant to the terms hereof, and if in the reasonable opinion of Secured Party it is necessary or advisable to have the Collateral (or that portion thereof to be sold) registered under the provisions of the Securities Act, Pledgor will cause the issuer of the Collateral to execute and deliver, and cause the directors and officers thereof to execute and deliver, all at Pledgor's and/or such issuer's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of such Collateral, or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of applicable law. Pledgor agrees to cause the issuer of the Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which Secured Party shall designate and to cause the issuer of the Collateral to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

                  (2) Pledgor recognizes that Secured Party may be unable to effect a public sale of any or all of the Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale conducted in the manner described herein may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any private sale shall be made in a commercially reasonable manner. Secured Party shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of the Collateral to register such Collateral for public sale under the Securities Act, or under applicable state securities laws, even if the issuer of the Collateral would agree to do so.

                  (3) Pledgor further agrees to do or cause to be done all such other acts and things as may be necessary to make any sales of any portion or all of the Collateral pursuant to paragraphs (b)(1) and (b)(2) of this
      Section 5 valid and binding and in compliance with any and all applicable laws (including, without limitation, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission applicable thereto), regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at Pledgor's expense. Pledgor further agrees that a breach of any of the covenants contained in this Section 5 will cause irreparable injury to Secured Party and that Secured Party may not have an adequate remedy at law in respect of such breach. As a consequence, Pledgor agrees that each and every covenant contained in this Section shall be specifically enforceable against Pledgor. To the extent permitted by applicable law, Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

                  (4) Pledgor agrees (A) that in the event Secured Party shall, upon any Event of Default, sell the Collateral or any portion thereof, at a private sale or sales, Secured Party shall have the right to rely upon the advice and opinion of a member of a nationally recognized investment banking firm acceptable to Secured Party, as to the best price reasonably obtainable upon such a private sale thereof, and (B) in the absence of fraud, willful misconduct and gross negligence, that such reliance shall be conclusive evidence that Secured Party handled such matter in a commercially reasonable manner under the UCC.

            (c) Governmental Approvals. In connection with the exercise by Secured Party of its rights hereunder, it may be necessary to obtain the prior consent or approval of a Governmental Authority or other Persons to the exercise of rights with respect to the Collateral, and any representations and warranties made by Pledgor herein shall be deemed appropriately amended to reflect this fact. Pledgor hereby agrees to execute, deliver and file, and hereby appoints (to the extent permitted under applicable law) Secured Party as its attorney to execute, deliver and file on Pledgor's behalf and in Pledgor's name, all applications, certificates, filings, instruments and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Secured Party's opinion, to obtain such consents or approvals. Pledgor further agrees to use its best efforts to obtain such consents or approvals. Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that Pledgor's efforts to obtain any approval required by this Section may be specifically enforced.

            (d) Notice. Notification of the time and place of any public sale of the Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Pledgor and to any other Person entitled under applicable law to notice.

      6. GENERAL.

            (a) Secured Party's Duties. The Creditors have appointed Secured Party to act as their agent as provided herein. In the event Secured Party is replaced pursuant to Section 6.04 of the Intercreditor Agreement, the successor Secured Party appointed in accordance with Section 6.04 of the Intercreditor Agreement shall be the Secured Party hereunder. The powers conferred on Secured Party hereunder are solely to protect the Creditors interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Collateral, whether or not Secured Party or any Creditor has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property. Except as set forth herein Secured Party shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Secured Party, and Secured Party shall not be required or obligated, (1) to present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or
(2) to notify Pledgor of any decline in the value of any Collateral.

            (b) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

            (c) Waiver. Should any part of the Obligations be payable in installments, the acceptance by any Creditor at any time and from time to time of partial payment of the aggregate amount of all installments then matured shall not be deemed as a waiver of any Event of Default then existing. No waiver by Secured Party or any Creditor of any Event of Default shall be deemed to be a waiver of any other subsequent Event of Default, nor shall any such waiver by Secured Party be deemed to be a continuing waiver. No delay or omission by Secured Party or any Creditor in exercising any right or power hereunder, or under any other Transaction Documents, shall impair any such right or power or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Secured Party or any Creditor hereunder or under such other writings.

            (d) Interest; Limitation of Law. No provision herein or in any Transaction Document shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law. If, in any contingency whatsoever, Secured Party or any Creditor shall receive anything of value from Pledgor deemed interest under applicable law which would exceed the maximum amount of interest permissible under applicable law, the provisions of the Transaction Documents shall govern.

            (e) Parties Bound. This Agreement shall be binding on Pledgor and its successors, assigns and legal and personal representatives, administrators, executors, beneficiaries and heirs and shall inure to the benefit of Secured Party and the Creditors, and their successors, assigns and legal representatives; provided, however, that Pledgor may not assign its rights or obligations hereunder without the prior written consent of Secured Party. The rights, powers and interests held by Secured Party hereunder may be transferred and assigned by Secured Party, in whole or in part, at such time and upon such terms as permitted by the Transaction Documents.

            (f) Notice. All notices, requests and other communications to any party hereunder shall be in writing (including, telecopy or similar teletransmission or writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify by notice to the other party. Each such notice, request or other communication shall be effective (1) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (2) if given by any other means (including, but not limited to, by air courier), when delivered at the address specified in this Section 6(f); provided that notices to Secured Party shall not be effective until actually and physically received.

            (g) Waivers by Pledgor. Pledgor waives notices of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any change in financial condition of any Person liable for the Obligations or any part thereof, notice of any Event of Default and all other notices respecting the Obligations; waives all rights of redemption, appraisal, or valuation; and agrees that maturity of the Obligations and any part thereof may be accelerated, increased, extended or renewed one or more times by Secured Party in their discretion, without notice to Pledgor.

            (h) Modifications. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Secured Party, nor by course of conduct, usage of trade or mercantile law.

            (i) Control. Notwithstanding anything herein to the contrary, this Agreement and the transactions contemplated hereby do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of Pledgor or the issuer of the Collateral by Secured Party, or control, affirmative or negative, direct or indirect, by Secured Party, over the management or any aspect of the day-to-day operation of Pledgor or the issuer of the Collateral, which control remains in Pledgor, the issuer of the Collateral, and their respective shareholders and boards of directors.

            (j) Governing Law; Submission to Jurisdiction; etc.

                  (1) Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS

      AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA.

            (2) Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, BUT NOT LIMITED TO, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

            (3) Waiver of Jury Trial and Consequential Damages. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF PLEDGOR AND SECURED PARTY (A) IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY TRANSACTION DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN, (B) IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (D) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                  (4) Service of Process. Pledgor irrevocably consents to service of process in the manner provided for notices in Section 6(f). Nothing herein shall affect the right of Secured Party or any Creditor to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Pledgor in any other jurisdiction.

            (k) Entire Agreement. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, Pledgor has executed this Agreement as of the date first above written.

                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

                                   TRINITY INDUSTRIES, INC., a Delaware
                                   corporation
                                   [SUBSIDIARY]

TRINITY INDUSTRIES, INC.           By: ________________________________
2525 Stemmons Freeway              Name: ______________________________
Dallas, Texas 75207                Title: _____________________________
Attn: Neil Shoop
Telephone: 214-589-8561
Telecopy: 214-589-8824

Address of Secured Party:          JPMORGAN CHASE BANK, N.A., in its capacity as
                                   collateral  agent, as Secured Party

JPMORGAN CHASE BANK, N.A.
2200 Ross Avenue, 3rd Floor
Dallas, Texas 75201                By: _________________________________________
Attn:  Michael Lister              Name: _______________________________________
Telephone:  (214) 965-2891         Title: ______________________________________
Telecopy:  (214) 965-2044

                                    EXHIBIT A

                                                 NUMBER OF SHARES /
     ENTITY       CERTIFICATE NO.  RECORD OWNER  OWNERSHIP INTERESTS
     ------       ---------------  ------------  -------------------
________________       _____       ____________       _________

________________       _____       ____________       _________

________________       _____       ____________       _________

________________       _____       ____________       _________

                                 H-Exhibit A-1

                                                                       EXHIBIT I

                                    [FORM OF]
                          CERTIFICATE OF EFFECTIVENESS

      This Certificate of Effectiveness (this "Certificate") is executed the 20th day of April, 2005 (the "Effective Date"), by Trinity Industries, Inc., a Delaware corporation (the "Borrower") pursuant to that certain Second Amended and Restated Credit Agreement (the "Agreement") dated as of April 20, 2005, by and among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent ("Administrative Agent") for the Lenders under and as defined in the Credit Agreement and the Lenders and other Agents named therein. This Certificate is executed pursuant to Section 4.01 of the Agreement and is the "Certificate of Effectiveness" therein referenced. Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Agreement. This Certificate may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Certificate by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

      1. The Borrower hereby certifies to the Administrative Agent and each Lender that each condition precedent to the effectiveness of the Agreement contained in Section 4.01 of the Agreement has been satisfied (except to the extent any such conditions have been waived in writing by all Lenders).

      2. Based on the certification of the Borrower contained in Section 1 preceding, the Agreement is effective as of the Effective Date.

                            [Signature Page Follows]

                                          TRINITY INDUSTRIES, INC.

                                          By: /s/ William McWhirter,
                                              ----------------------------------
                                              William McWhirter,
                                              Vice President and Chief
                                              Financial Officer
Accepted and Agreed to as of
this 20th day of April, 2005

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent for the Lenders

By: /s/ Michael J. Lister
    ------------------------------------
    Michael J. Lister
    Vice President

                                                                       EXHIBIT J

                                    [FORM OF]
                    CERTIFICATE OF LEVERAGE RATIO ADJUSTMENT

      This Certificate of Leverage Ratio Adjustment (this "Certificate") is executed as of the ______ day of ____________, 20__ (the "Effective Date"), by Trinity Industries, Inc., a Delaware corporation (the "Borrower") pursuant to that certain Second Amended and Restated Credit Agreement (the "Credit Agreement") dated as of April 20, 2005, by and among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent ("Administrative Agent") for the Lenders under and as defined in the Credit Agreement and the other Agents and Lenders named therein. This Certificate is executed pursuant to Section 5.02 of the Credit Agreement and is the "Certificate of Leverage Ratio Adjustment" therein referenced. Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement. This Certificate requires only the signature of the Borrower and Administrative Agent and may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Certificate by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

      1. Pursuant to Section 5.02 of the Credit Agreement, the Borrower hereby notifies Administrative Agent that Section 7.09(b) of the Credit Agreement shall be amended, effective as of the Effective Date, to read in full as follows:

            "(b) The Borrower will not permit the Leverage Ratio to be greater than 2.75 to 1.00 at any time."

      2. The Borrower hereby certifies that, as of the Effective Date, no Default or Event of Default exists.

                            [Signature Page Follows]

                                          TRINITY INDUSTRIES, INC.

                                          By: __________________________________
                                          Name: ________________________________
                                          Title: _______________________________

Accepted and Agreed to as of
this _____ day of __________, 20__

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent for the Lenders

By: ____________________________________
Name: __________________________________
Title: _________________________________

                                  SCHEDULE 1.01

                           EXISTING LETTERS OF CREDIT

                            TRINITY INDUSTRIES, INC.
                  LETTERS OF CREDIT OUTSTANDING AS OF 03/31/05

                                        L/C     US DOLLAR    BUSINESS
              BENEFICIARY              NUMBER    AMOUNT        UNIT        APPLICANT              EXPIRATION   ISSUED BY
-- ---------------------------------- -------- ------------ ----------- ------------------------- ---------- ---------------
2  Pacific Employers Ins. (ACE - USA) D-215056 $ 15,188,291  Corporate   Trinity Industries, Inc.  07/01/05  JPMorgan Chase

2  Pacific Employers Ins. (ACE - USA) D-214987 $ 34,373,332  Corporate   Trinity Industries, Inc.  07/01/05  JPMorgan Chase

1  Reliance Insurance Company         D-214709 $    500,000  Corporate   International Industrial  07/01/05  JPMorgan Chase
                                                                            Indemnity Co.

1  Bureau of Workers Comp. PA         D-296713 $  2,900,000  Corporate      McConway & Torley      03/06/06  JPMorgan Chase

2  Reliance Insurance Company         D-238354 $ 20,000,000  Corporate   International Industrial  07/01/05  JPMorgan Chase
                                                                            Indemnity Co.

2  National Union Fire Insurance of   D-232566 $  2,715,479  Corporate   Trinity Industries, Inc.  12/04/05  JPMorgan Chase
   Pittsburgh

2  Reliance Insurance Company         D-227330 $ 11,432,274  Corporate   International Industrial  07/01/05  JPMorgan Chase
                                                                            Indemnity Co.

2  Reliance Insurance Company         D-227332 $  2,000,000  Corporate   Trinity Industries, Inc.  07/01/05  JPMorgan Chase

2  ACE American Insurance Company     D-228308 $    500,000  Corporate   Trinity Industries, Inc.  07/31/05  JPMorgan Chase

2  Florida Dept of Environmental      D-230943 $    604,880  Corporate   Trinity Industries, Inc.  10/18/05  JPMorgan Chase
   Protection

2  Ohio Bureau of Workers             D-244038 $  1,267,000  Corporate   Trinity Industries, Inc.  11/20/05  JPMorgan Chase
   Compensation

2  Travelers Casualty and Surety      D-244314 $  6,000,000  Corporate   Trinity Industries, Inc.  12/29/05  JPMorgan Chase

2  Commonwealth of Pennsylvania (DOR) D-245999 $  2,252,930  Corporate   Trinity Industries, Inc.  02/24/06  JPMorgan Chase

2  Commonwealth of Pennsylvania (DOR) D-616989 $  1,968,923  Corporate   Trinity Industries, Inc.  12/09/05  JPMorgan Chase

2  Commonwealth of Pennsylvania (DOR) D-246000 $    243,761     TRG     Standard Forged Products,  02/24/06  JPMorgan Chase
                                                                                  Inc.

2  Commonwealth of Pennsylvania (DOR) D-616988 $  5,103,910     TRG     Standard Forged Products,  12/09/05  JPMorgan Chase
                                                                                  Inc.

2  Community Bank and Trust           D-246626 $     15,000 Transit Mix  Trinity Industries, Inc.  09/01/05  JPMorgan Chase

2  ABN Amro - Romania                 D-234285 $  2,916,450     TRG      Trinity Industries, Inc.  04/29/05  JPMorgan Chase

2  VTG Lehnkering AG                  D-243899 $  6,375,515     TRG      Trinity Rail GmbH         05/31/05  JPMorgan Chase

2  Hupac, S.A.                        D-615868 $    746,611     TRG      Trinity Rail GmbH         03/01/06  JPMorgan Chase

2  Duferco Steel, Inc.                D-615792 $  1,500,000     TRG     Standard Forged Products,  06/30/05  JPMorgan Chase
                                                                                  Inc.

1  Millet SAS                          G107859 $    690,875     TRG      Trinity Rail GmbH         04/15/06  Royal Bank of
                                                                                                               Scotland

1  SNCB-Belgian Railway                T498121 $  2,275,609     TRG      Trinity Rail GmbH           None    Royal Bank of
                                                                                                                Scotland

1  HM Customs and Excise (VAT          T496596 $     19,350     TRG      Trinity Rail UK             None    Royal Bank of
   Deferment)                                                                                                   Scotland
                                               ------------
   Total L/C's Outstanding                     $121,590,190
                                               ============

1  Letters of Credit Issued Outside            $  6,385,834
   the Credit Agreement

2  Letters of Credit Pursuant to               $115,204,356
                                               ============
   Bank Credit Agreement

   Total L/C's Outstanding                     $121,590,190
                                               ============

                                Schedule 1.01-1

                                  SCHEDULE 1.02

                            CALCULATION OF MLA COST

1. The MLA Cost is an addition to the interest rate to compensate the Swingline Lender for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or
      (b)the requirements of the European Central Bank.

2. On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the "Additional Cost Rate") for the Swingline Lender if the provisions of this Schedule 1.02 are applicable to it, in accordance with the paragraphs set out below. The MLA Cost will be calculated by the Administrative Agent and will be expressed as a percentage rate per annum.

3. The Additional Cost Rate for the Swingline Lender lending from an office, through which it will perform it obligations under this Agreement (the "Facility Office"), in a member state of the European Communities that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union, will be the percentage notified by that the Swingline Lender to the Administrative Agent. This percentage will be certified by the Swingline Lender in its notice to the Administrative Agent to be its reasonable determination of the cost of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.

4. The Additional Cost Rate for the Swingline Lender lending from a Facility Office in the United Kingdom will be calculated by the Administrative Agent as follows:

      (a)   in relation to an English Pounds Sterling Fixed Rate Borrowings:

            AB + C(B-D) + Ex 0.01
            --------------------- per cent. per annum
                100 - (A + C)

      (b) in relation to a Fixed Rate Borrowing in any Available Currency other than English Pounds Sterling:

            Ex 0.01
            ------- per cent. per annum
             300

      Where:

      A. is the percentage of eligible liabilities (assuming these to be in excess of any stated minimum) which the Swingline Lender is from time to time required to maintain as an interest free cash ratio deposit with the Bank of England to comply with cash ratio requirements.

      B. is the percentage rate of interest (excluding the applicable margin and the MLA Cost) payable for the relevant Interest Period on the Fixed Rate Borrowing.

      C. is the percentage (if any) of eligible liabilities which the Swingline Lender is required from time to time to maintain as interest bearing special deposits with the Bank of England.

                                Schedule 1.02 - 1

      D. is the percentage rate per annum payable by the Bank of England to JPMorgan's London office on interest bearing special deposits.

      E. is designed to compensate the Swingline Lender for amounts payable under the fees rules and is calculated by the Administrative Agent as being the most recent rate of charge supplied by JPMorgan's London Branch to the Administrative Agent pursuant to paragraph 7 below and expressed in pounds per (pound)1,000,000.

5.    For the purposes of this Schedule 1.02:

      (a) "eligible liabilities" and "special deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

      (b) "fees rules" means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

      (c) "fee tariffs" means the fee tariffs specified in the fees rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the fees rules but taking into account any applicable discount rate); and

      (d) "tariff base" has the meaning given to it in, and will be calculated in accordance with, the fees rules.

6. In application of the above formulae, A, B, C and D will be included in the formulae as percentages (i.e., 5 per cent, will be included in the formula as 5 and not as 0.05). A negative result obtained by subtracting D from B shall be taken as zero. The resulting figures shall be rounded to four decimal places.

7. If requested by the Administrative Agent, JPMorgan's London Branch shall, as soon as practicable after publication by the Financial Services Authority, supply to the Administrative Agent, the rate of charge payable by it to the Financial Services Authority pursuant to the fees rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by JPMorgan's London office as being the average of the fee tariffs applicable to JPMorgan's London office for that financial year) and expressed in pounds per (pound)1,000,000 of its tariff base.

8. The Swingline Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, the Swingline Lender shall supply the following information on or prior to the date on which it becomes entitled to claim compensation pursuant to this Schedule 1.02:

      (a)   the jurisdiction of its Facility Office; and

      (b) any other information that the Administrative Agent may reasonably require for such purpose.

      The Swingline Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.

                                Schedule 1.02 - 2

9. The percentages for the purpose of A and C above and the rate of charge of JPMorgan's London office for the purpose of E above shall be determined by the Administrative Agent based upon the information supplied to it pursuant to paragraphs 7 and 8 above and on the assumption that, unless the Swingline Lender notifies the Administrative Agent to the contrary, the Swingline Lender's obligations in relation to cash ratio deposits and special deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.

10. The Administrative Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates the Swingline Lender and shall be entitled to assume that the information provided by the Swingline Lender or JPMorgan's London office pursuant to paragraphs 3, 7 and 8 above is true and correct in all respects.

11. The Administrative Agent shall distribute the additional amounts received as a result of the MLA Cost to the Swingline Lender on the basis of the Additional Cost Rate based on the information provided by the Swingline Lender and each reference bank pursuant to paragraphs 3, 7 and 8.

12.   Any determination by the Administrative Agent pursuant to this Schedule
      1.02 in relation to a formula, the MLA Cost, an Additional Cost Rate or any amount payable to the Swingline Lender shall, in the absence of manifest error, be conclusive and binding on all the parties.

13. The Administrative Agent may from time to time, after consultation with the Borrower and the Swingline Lender, determine and notify to all the parties any amendments which are required to be made to this Schedule 1.02 in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all the parties.

                                Schedule 1.02 - 3

                                  SCHEDULE 2.01

                              REVOLVING COMMITMENTS

                                                      Revolving
                   Lender                            Commitments
-------------------------------------------------   -------------
JPMorgan Chase Bank, N.A.                           $  70,000,000

The Royal Bank of Scotland plc                      $  60,000,000

Wachovia Bank, N.A.                                 $  55,000,000

Bank of America, N.A.                               $  55,000,000

Dresdner Bank AG, New York and Grand Cayman         $  45,000,000
Branches

BNP Paribas                                         $  30,000,000

Credit Suisse First Boston, Cayman Islands Branch   $  25,000,000

Amegy Bank National Association                     $  10,000,000

TOTAL:                                              $ 350,000,000

                               Schedule 2.01 - 1

                                  SCHEDULE 3.06

                                DISCLOSED MATTERS

      None, except as disclosed in Borrower's Form 10K and Form 10Q reports to the Securities and Exchange Commission.

                               Schedule 3.06 - 1

                                  SCHEDULE 3.11

                                  SUBSIDIARIES
        (Material Subsidiaries listed on last page of this Schedule 3.11)

TRINITY INDUSTRIES, INC.
State of Incorporation:    Delaware
Date of Incorporation:     8/4/86
Qualified:                 Delaware, Alabama, Arizona, Arkansas, Florida,
                           Georgia, Illinois, Indiana, Kentucky, Louisiana,
                           Maryland, Massachusetts, Mississippi, North
                           Carolina, Ohio, Oklahoma, Pennsylvania, South
                           Carolina, Tennessee, Texas, Alberta

                               U. S. SUBSIDIARIES

DIFCO, INC.
State of Incorporation:    Ohio
Date of Incorporation:     12/27/54
Qualified:                 Ohio

GAMBLES, INC.
State of Incorporation:    Alabama
Date of Incorporation:     2/5/88
Qualified:                 Inactive

GREENVILLE STEEL CAR COMPANY, INC.
State of Incorporation:    Pennsylvania
Date of Incorporation:     1/19/93
Qualified:                 Inactive

INTERNATIONAL INDUSTRIAL INDEMNITY COMPANY
State of Incorporation:    Vermont
Date of Incorporation:     6/19/90
Qualified:                 Vermont

MCCONWAY & TORLEY CORPORATION
State of Incorporation:    Pennsylvania
Date of Incorporation:     6/25/40
Qualified:                 Pennsylvania, Kansas

MCCONWAY & TORLEY -- ANNISTON, INC.
State of Incorporation:    Delaware
Date of Incorporation:     7/22/97
Qualified:                 Delaware, Alabama

                                Schedule 3.11 - 1

MCT PROPERTIES, INC.
State of Incorporation:    Delaware
Date of Incorporation:     7/25/95
Qualified:                 Inactive

MOSHER STEEL COMPANY
State of Incorporation:    Texas
Date of Incorporation:     1/24/83
Qualified:                 Inactive

PLATZER SHIPYARD, INC.
State of Incorporation:    Delaware
Date of Incorporation:     2/22/93
Qualified:                 Inactive

RAILCAR MAINTENANCE COMPANY OF NEBRASKA
State of Incorporation:    Nebraska
Date of Incorporation:     12/10/76
Qualified:                 Inactive

REUNION GENERAL AGENCY, INC.
State of Incorporation:    Texas
Date of Incorporation:     12/12/66
Qualified:                 Texas

STANDARD FORGED PRODUCTS, INC.
State of Incorporation:    Delaware
Date of Incorporation:     7/8/88
Qualified:                 Delaware, Pennsylvania, Texas

STANDARD FORGINGS CORPORATION
State of Incorporation:    Delaware
Date of Incorporation:     10/1/68
Qualified:                 Inactive

SYRO, INC.
State of Incorporation:    Ohio
Date of Incorporation:     8/14/46
Qualified:                 Ohio, Utah, Texas

THRALL COMPANY
State of Incorporation:    Delaware
Date of Incorporation:     7/30/99
Qualified:                 Delaware

                                Schedule 3.11 - 2

THRALL INTERNATIONAL HOLDINGS LLC
State of Formation:        Illinois
Date of Formation:         3/23/95
Qualified:                 Illinois, United Kingdom, Switzerland

THRALL CAR GRANTOR CORP.
State of Incorporation:    Delaware
Date of Incorporation:     6/9/97
Qualified:                 Delaware

THRALL TRINITY FREIGHT CAR, INC.
State of Incorporation:    Delaware
Date of Incorporation:     10/25/01
Qualified:                 Delaware, Georgia, Illinois, Michigan, Oklahoma,
                           Texas
TILC EQUITY OP III-C, LP
State of Formation:        Texas
Date of Formation:         11/4/03
Qualified:                 Texas

TILC EQUITY OP III-D, LP
State of Formation:        Texas
Date of Formation:         11/4/03
Qualified:                 Texas

TILC EQUITY OP GP III-C, LLC
State of Formation:        Texas
Date of Formation:         11/4/03
Qualified:                 Delaware, Texas

TILC EQUITY OP GP III-D, LLC
State of Formation:        Delaware
Date of Formation:         11/4/03
Qualified:                 Delaware

TILC EQUITY OP LP III-C, LLC
State of Formation:        Delaware
Date of Formation:         11/4/03
Qualified:                 Delaware, Texas

TILC EQUITY OP LP III-D, LLC
State of Formation:        Delaware
Date of Formation:         11/4/03
Qualified:                 Delaware

                                Schedule 3.11 - 3

TILX GP I, LLC
State of Formation:        Delaware
Date of Formation:         5/11/01
Qualified:                 Delaware, Texas

TILX GP II, LLC
State of Formation:        Delaware
Date of Formation:         6/21/02
Qualified:                 Delaware

TILX GP III, LLC
State of Formation:        Delaware
Date of Formation:         11/3/03
Qualified:                 Delaware, Texas

TILX GP IV, LLC
State of Formation:        Delaware
Date of Formation:         8/10/04
Qualified:                 Delaware

TILX LP I, LLC
State of Formation:        Delaware
Date of Formation:         5/11/01
Qualified:                 Delaware

TILX LP II, LLC
State of Formation:        Delaware
Date of Formation:         6/21/02
Qualified:                 Delaware

TILX LP III, LLC
State of Formation:        Delaware
Date of Formation:         11/3/03
Qualified:                 Delaware, Texas

TILX LP IV, LLC
State of Formation:        Delaware
Date of Formation:         8/10/04
Qualified:                 Delaware

TRANSIT MIX ACQUISITION CO.
State of Incorporation:    Texas
Date of Incorporation:     10/01/02
Qualified:                 Inactive

                                Schedule 3.11 - 4

TRANSIT MIX CONCRETE - BAYTOWN, INC.
State of Incorporation:    Texas
Date of Incorporation:     2/21/84
Qualified:                 Texas

TRANSIT MIX CONCRETE & MATERIALS COMPANY
State of Incorporation:    Delaware
Date of Incorporation:     9/26/91
Qualified:                 Delaware, Texas, Arkansas

TRANSIT MIX CONCRETE & MATERIALS COMPANY OF LOUISIANA
State of Incorporation:    Delaware
Date of Incorporation:     4/20/94
Qualified:                 Delaware, Louisiana

TRANSIT MIX TRANSPORTATION SERVICES, LLC
State of Formation:        Delaware
Date of Formation:         12/22/03
Qualified:                 Delaware, Arkansas, Oklahoma, Texas

TRANSPORT CAPITAL, LLC
State of Formation:        Delaware
Date of Formation:         12/17/99
Qualified:                 Delaware

TRINITY EE, INC.
State of Incorporation:    Delaware
Date of Incorporation:     6/26/97
Qualified:                 Delaware, Missouri, Texas

TRINITY EQUIPMENT CO., INC.
State of Incorporation:    Delaware
Date of Incorporation:     5/6/91
Qualified:                 Delaware, Texas

TRINITY EQUIPMENT MANUFACTURING CO.
State of Incorporation:    Delaware
Date of Incorporation:     7/13/99
Qualified:                 Inactive

TRINITY FINANCIAL SERVICES, INC.
State of Incorporation:    Delaware
Date of Incorporation:     8/21/96
Qualified:                 Delaware

                                Schedule 3.11 - 5

TRINITY FITTINGS GROUP, INC.
State of Incorporation:    Delaware
Date of Incorporation:     8/10/95
Qualified:                 Delaware, Arkansas, Indiana, Texas, Oklahoma,
                           Mississippi, Kentucky
TRINITY HH, INC.
State of Incorporation:    Delaware
Date of Incorporation:     7/22/97
Qualified:                 Inactive

TRINITY HIGHWAY SAFETY PRODUCTS, INC.
State of Incorporation:    Delaware
Date of Incorporation:     7/31/99
Qualified:                 Inactive

TRINITY INDUSTRIES BUFFALO, INC.
State of Incorporation:    Delaware
Date of Incorporation:     6/26/97
Qualified:                 Delaware, Connecticut, New York, Tennessee, Texas,
                           Alabama

TRINITY INDUSTRIES FOUNDATION
State of Incorporation:    Texas
Date of Incorporation:     6/16/99
Qualified:                 Inactive

TRINITY INDUSTRIES INTERNATIONAL, INC.
State of Incorporation:    Delaware
Date of Incorporation:     4/20/94
Qualified:                 Delaware, Texas

TRINITY INDUSTRIES LEASING COMPANY
State of Incorporation:    Delaware
Date of Incorporation:     12/23/87
Qualified:                 Delaware, Illinois, Texas, Alberta

TRINITY INDUSTRIES REAL PROPERTIES, INC.
State of Incorporation:    Delaware
Date of Incorporation:     1/19/93
Qualified:                 Delaware, Alabama, Texas, Georgia, Mississippi,
                           Pennsylvania, Oklahoma

TRINITY INDUSTRIES TRANSPORTATION, INC.
State of Incorporation:    Texas
Date of Incorporation:     12/31/74
Qualified:                 Arkansas, Alabama, Illinois, Kentucky, Louisiana,
                           North Carolina, Pennsylvania, Texas, Ohio, Utah,
                           Alberta

                               Schedule 3.11 - 6

TRINITY INDUSTRIES TRANSPORTATION SERVICES, LLC
State of Formation:        Delaware
Date of Formation:         12/22/03
Qualified:                 Inactive

TRINITY JJ, INC.
State of Incorporation:    Delaware
Date of Incorporation:     10/26/98
Qualified:                 Inactive

TRINITY KK, INC.
State of Incorporation:    Delaware
Date of Incorporation:     10/26/98
Qualified:                 Inactive

TRINITY MARKS COMPANY
State of Incorporation:    Delaware
Date of Incorporation:     5/15/01
Qualified:                 Delaware

TRINITY MARINE LEASING, INC.
State of Incorporation:    Delaware
Date of Incorporation:     5/17/02
Qualified:                 Delaware

TRINITY MARINE PRODUCTS, INC.
State of Incorporation:    Delaware
Date of Incorporation:     3/14/96
Qualified:                 Delaware, Louisiana, Missouri, Tennessee, Kentucky

TRINITY MATERIALS, INC.
State of Incorporation:    Delaware
Date of Incorporation:     4/5/93
Qualified:                 Delaware, Texas, Oklahoma

TRINITY MINING SERVICES, INC.
State of Incorporation:    Delaware
Date of Incorporation:     4/25/00
Qualified:                 Delaware, Alabama

TRINITY Q, INC.
State of Incorporation:    Delaware
Date of Incorporation:     11/1/94
Qualified:                 Inactive

                                Schedule 3.11 - 7

TRINITY RAILCAR REPAIR, INC.
State of Incorporation:    Delaware
Date of Incorporation:     10/20/93
Qualified:                 Delaware, Arizona, Georgia, Illinois, Iowa, Kansas,
                           Louisiana, Missouri, Montana, Nebraska, New Mexico,
                           New York, Ohio, Pennsylvania, Tennessee, Texas, Utah

TRINITY RAIL COMPONENTS & REPAIR, INC.
State of Incorporation:    Delaware
Date of Incorporation:     10/25/01
Qualified:                 Delaware, Georgia, Idaho, Illinois, Kansas, Montana,
                           Nebraska, New Mexico, North Carolina, Pennsylvania,
                           Tennessee, Texas

TRINITY RAIL GROUP, LLC
State of Formation:        Delaware
Date of Formation:         12/28/01
Qualified:                 Delaware, Illinois, Georgia

TRINITY RAIL, INC.
State of Incorporation:    Delaware
Date of Incorporation:     10/31/85
Qualified:                 Delaware, California, Texas

TRINITY RAIL LEASING I, L.P.
State of Formation:        Texas
Date of Formation:         5/14/01
Qualified:                 Texas

TRINITY RAIL LEASING II, LP
State of Formation:        Delaware
Date of Formation:         6/24/02
Qualified:                 Delaware

TRINITY RAIL LEASING III, LP
State of Formation:        Texas
Date of Formation:         10/31/03
Qualified:                 Texas

TRINITY RAIL LEASING IV, LP
State of Formation:        Texas
Date of Formation:         8/10/04
Qualified:                 Texas

TRINITY RAIL LEASING TRUST II
State of Formation:        New York
Date of Formation:         6/27/02
Qualified:                 New York

                                Schedule 3.11 - 8

TRINITY RAIL MANAGEMENT, INC.
State of Incorporation:    Delaware
Date of Incorporation:     8/2/90
Qualified:                 Delaware, Texas, California, Washington

TRINITY RAIL MARKET SERVICES, INC.
State of Incorporation:    Delaware
Date of Incorporation:     9/16/02
Qualified:                 Inactive

TRINITY STRUCTURAL TOWERS, INC.
State of Incorporation:    Delaware
Date of Incorporation:     3/17/00
Qualified:                 Delaware, Texas

TRINITY TANK CAR, INC.
State of Incorporation:    Delaware
Date of Incorporation:     12/25/01
Qualified:                 Delaware, Illinois, Texas

TRN BUSINESS TRUST
State of Formation:        Delaware
Date of Formation:         3/14/96
Qualified:                 Delaware

TRN, INC.
State of Incorporation:    Delaware
Date of Incorporation:     8/10/95
Qualified:                 Delaware, Texas

TRN INVESTMENT COMPANY
State of Incorporation:    Delaware
Date of Incorporation:     10/25/99
Qualified:                 Delaware

WALDORF PROPERTIES, INC.
State of Incorporation:    Delaware
Date of Incorporation:     3/14/96
Qualified:                 Inactive

                                Schedule 3.11 - 9

                              FOREIGN SUBSIDIARIES

ADMINISTRADORA ESPECIALIZADA, S. DE R.L. DE C.V.
Jurisdiction:              Mexico
Date of Formation:         1/28/2002

APROMAT, S.A.
Jurisdiction:              Romania
Date of Incorporation:     3/2/1990

ASTRA VAGOANE ARAD, S.A.
Jurisdiction:              Romania
Date of Incorporation:     1/2/1990

ICPV, S.A.
Jurisdiction:              Romania
Date of Incorporation:     3/2/1991

THRALL VAGONKA STUDENKA, A.S.
Jurisdiction:              Czech Republic
Date of Incorporation:     1/01/1994

RAIL PROJECT, S.R.O.
Jurisdiction:              Slovak Republic
Date of Formation:         12/20/1993

TRINITY RAIL GMBH
Jurisdiction:              Switzerland
Date of Formation:         7/13/2000

TRINITY INDUSTRIES INTERNATIONAL HOLDINGS AG
Jurisdiction:              Switzerland
Date of Registration:      12/22/1999

TRINITY ARGENTINA S.R.L.
Jurisdiction:              Argentina
Date of Incorporation:     11/16/1999

TRINITY INDUSTRIES DO BRASIL, LTDA.
Jurisdiction:              Brazil
Date of Formation:         10/29/1998

TRINITY METALS, S.R.O
Jurisdiction:              Czech Republic
Date of Incorporation:     12/15/1992

                               Schedule 3.11 - 10

TRINITY RAIL DE MEXICO, S. DE R.L. DE C.V.
Jurisdiction:              Mexico
Date of Formation:         12/03/2004

TRINITY RAIL SABINAS, S. DE R.L. DE C.V.
Jurisdiction:              Mexico
Date of Formation:         1/17/2005

TRINITY RAIL UK
Jurisdiction:              England & Wales
Date of Formation:         6/16/1997

WAGONMARKET SPOL. S R.O.
Jurisdiction:              Slovak Republic
Date of Incorporation:     5/4/1992

GRUPO TATSA, S DE R.L. DE C.V.
Jurisdiction:              Mexico
Date of Incorporation:     12/23/1981

TRINITY INDUSTRIES DE MEXICO, S. DE R.L. DE C.V.
Jurisdiction:              Mexico
Date of Incorporation:     12/31/1963

TRINITY INDUSTRIES GMBH
Jurisdiction:              Switzerland
Date of Formation:         7/10/2000

OFE, S. DE R.L. DE C.V.
Jurisdiction:              Mexico
Date of Incorporation:     5/13/1955

ASISTENCIA PROFESIONAL CORPORATIVA, S. DE R.L. DE C.V.
Jurisdiction:              Mexico
Date of Incorporation:     3/25/1999

SERVICIOS CORPORATIVOS TATSA, S. DE R.L. DE C.V.
Jurisdiction:              Mexico (Inactive)
Date of Incorporation:     3/03/1998

                               Schedule 3.11 - 11

                              MATERIAL SUBSIDIARIES

                        THRALL TRINITY FREIGHT CAR, INC.

                    TRANSIT MIX CONCRETE & MATERIALS COMPANY

                       TRINITY INDUSTRIES LEASING COMPANY

                          TRINITY MARINE PRODUCTS, INC.

                     TRINITY RAIL COMPONENTS & REPAIR, INC.

                             TRINITY RAIL GROUP, LLC

                             TRINITY TANK CAR, INC.

                               Schedule 3.11 - 12

                                  SCHEDULE 3.13

                                EMPLOYEE MATTERS

COLLECTIVE BARGAINING AGREEMENTS

LOCATION                   UNION
--------                   -----
Centerville, UT            United Steelworkers (USW)

Girard, OH                 United Steelworkers (USW)

Kutztown, PA               Glass, Molders, etc.
(McConway & Torley)

Russelville, AR            Boilermakers

                               Schedule 3.13 - 1

                                  SCHEDULE 7.01

                              EXISTING INDEBTEDNESS

At 12/31/04, Existing Indebtedness is as disclosed in Note 7 to the Form 10-K for the Fiscal Year ended December 31, 2004 as filed with the Securities and Exchange Commission.

                                Schedule 7.01 - 1

                                  SCHEDULE 7.02

                                 EXISTING LIENS

Industrial Revenue Bond Financing -- Montgomery, Alabama
TRLI Equipment Lease Transaction
Pass Through Equipment Trust Financing (ETC 12)
TRL II Warehouse Financing
TRL III Equipment Lease Transaction
TRL IV Equipment Lease Transaction

                                Schedule 7.02 - 1

                                  SCHEDULE 7.03

                              PERMITTED ASSET SALES

Assets or entities where the property listed is substantially all of the assets of a subsidiary.

 CITY    STATE  COUNTY          STREET         ACRES   PLANT NO.       SUBSIDIARY
-------  -----  -------  --------------------  ------  ---------  ----------------------
Findlay   OH    Hancock  1501 N. Main          18.511  1374       Difco, Inc.
Houston   TX    Harris   13601 Industrial Rd.  21.4    1044       Platzer Shipyard, Inc.

Other Assets Permitted for Sale:

       CITY           STATE     COUNTY                 STREET              ACRES      PLANT NO.
--------------------  -----  --------------  --------------------------  ---------  ------------
Anniston              AL     Calhoun         2412 Eulation Rd            12.15      1407
Beaumont              TX     Jefferson       850 Pine Street             74.463     1118
Beaumont              TX     Jefferson       Island Property             2.563      1118 (83)
Bryan                 TX     Brazos          961 FM 2818                 6.76       1210
Butler                PA     Butler          601 Hansen Avenue           42.4       1021
Cedartown             GA     Polk            811 W. Avenue               23.39      1008
Clinton               IL     Dewitt          Route 51 North              39.1       1495
Dallas                TX     Dallas          Motor Bank                  0.424      1099
Dallas                TX     Dallas          1377 Motor St.              0.667      1099
Elizabethtown         KY     Hardin          302 Steel Dr.               11.1       1003
Ft. Worth             TX     Tarrant         2300 W. Risinger            45.594     1127
Greenville            PA     Mercer          100 York Street             52.63      1102 (South)
Houston               TX     Harris          3910 Washington             14.43      1062
Jacksonville          FL     Duvall          11934 W. Beaver St.         35.02      1012
Johnstown             PA     Cambria         100 Iron Street             10.423     1139
Kutztown              PA     Berks           230 Railroad St.            23.09      1404
Longview              TX     Gregg           607 Fisher Rd.              0.568      1181
Madisonville          LA     St. Tammany     Highway 21                  1,371.309  1038
Midland               TX     Martin          7600 N. County Rd. 1115 N.  660.370    1195
Miles City            MT     Custer          901 N. Lake                 139.600    1342
Montgomery            AL     Montgomery      North Decatur St.           24.462     1032, 1067
Montgomery            AL     Montgomery      Carol & Lafayette           5.068      1032
New Orleans           LA     Orleans         19401 Chef Manteur Hwy.     23.4       9178
Oklahoma City         OK     Oklahoma        2033 S.W. 22nd St.          25         1018
Port Allen (Brusley)  LA     W. Baton Rouge  7555 Choctaw Rd.            776.1      1048
Saginaw               TX     Tarrant         104 E. Bailey-Boswell       59.8       1192
San Patricio          TX     Aransas         Hwy 35                      116        1099
Sour Lake/Grayburg    TX     Hardin          Hwy. 326 South              5.715      1141
Tulsa                 OK     Tulsa           160 N. Rockford             10         1027
Waycross              GA     Ware            2425 Industrial Blvd.       31.65      1348
Winder                GA     Barrow          880 Airport Road            55         1494

                                Schedule 7.03 - 1

                                  SCHEDULE 7.08

                              EXISTING RESTRICTIONS

TRLI Equipment Lease Transaction
Pass Through Equipment Trust Financing (ETC 12)
TRL II Warehouse Financing
TRL III Equipment Lease Transaction
TRL IV Equipment Lease Transaction

                               Schedule 7.08 - 1